Filed pursuant to Rule 497(e)
under the Securities Act of 1933,
as amended, File No. 333-165775

PROSPECTUS SUPPLEMENT
(To Prospectus dated April 1, 2011)

$100,000,000

     4.95% Series D Mandatory Redeemable Preferred Shares
Liquidation Preference $25.00 per share
Mandatorily Redeemable June 1, 2018

Kayne Anderson MLP Investment Company (the “Company,” “we,” “us” or “our”) is a non-diversified, closed-end management investment company. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”).

We are offering 4,000,000 shares of our Series D Mandatory Redeemable Preferred Stock (referred to as “Series D Mandatory Redeemable Preferred Shares” or “Series D MRP Shares”) with an aggregate liquidation preference of $100,000,000 in this prospectus supplement. This prospectus supplement, together with the accompanying prospectus dated April 1, 2011 (the “prospectus”), sets forth the information that you should know before investing.

Investors in Series D MRP Shares will be entitled to receive cash dividends at an annual rate of 4.95% per annum. Dividends on the Series D MRP Shares will be payable on the first business day of each month, beginning on June 1, 2011 and upon redemption of the Series D MRP Shares. The initial dividend period for the Series D MRP Shares will commence on May 10, 2011 and end on May 31, 2011. Each subsequent dividend period will be a calendar month (or the portion thereof occurring prior to the redemption of such Series D MRP Shares). Dividends with respect to any monthly dividend period will be declared and paid to holders of record of Series D MRP Shares as their names appear on our books and records at the close of business on the 15th day of such dividend period (or if such day is not a business day, the next preceding business day).

We are required to redeem the Series D MRP Shares on June 1, 2018. In addition, Series D MRP Shares are subject to optional and mandatory redemption by us in certain circumstances described in this prospectus supplement.

Application has been made to list the Series D MRP Shares on the New York Stock Exchange (the “NYSE”) under the symbol “KYN Pr D” so that trading on such exchange will begin within 30 days after the date of this prospectus supplement, subject to notice of issuance. Prior to the expected commencement of trading on the NYSE, the underwriters do not intend to make a market in the Series D MRP Shares and a market for the Series D MRP Shares is not expected to develop. Consequently, it is anticipated that, prior to the commencement of trading on the NYSE, an investment in Series D MRP Shares will be illiquid.

We intend to use the net proceeds from the sale of Series D MRP Shares to make investments in portfolio companies, to repay indebtedness and for general corporate purposes. See “Prospectus Supplement Summary—The Offering.”

The Series D MRP Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Investing in Series D MRP Shares involves risks. See “Risk Factors” beginning on page 15 of the prospectus and “Risks of Investing in Mandatory Redeemable Preferred Shares” beginning on page S-7 of this prospectus supplement.

	Per Share	Total

Initial price to public	$25.00	$100,000,000
Underwriting discount	$0.50	$2,000,000
Proceeds before expenses to the Company	$24.50	$98,000,000

None of the Securities and Exchange Commission, any state securities commission or any other regulatory body has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Series D MRP Shares will be ready for delivery on or about May 10, 2011.

Joint Book-Running Managers

BofA Merrill Lynch  Citi  Wells Fargo Securities  RBC Capital Markets

May 3, 2011.

Prospectus Supplement

Page

Cautionary Notice Regarding Forward-Looking Statements	S-ii
Prospectus Supplement Summary	S-1
Risks of Investing in Mandatory Redeemable Preferred Shares	S-7
Use of Proceeds	S-8
Capitalization	S-9
Asset Coverage Requirements	S-11
Description of Mandatory Redeemable Preferred Shares	S-12
Federal Income Tax Matters	S-19
Underwriting	S-21
Legal Matters	S-24
Where You Can Find More Information	S-24
Financial Statements as of and for the Year ended November 30, 2010 and Financial Highlights for the Period September 28, 2004 through November 30, 2004 and for the Fiscal Years ended November 30, 2005 through 2010
F-1
Unaudited Financial Statements as of and for the Three Months Ended February 28, 2011 and financial highlights for the period September 28, 2004 through November 30, 2004, the fiscal years ended November 30, 2005 through 2010 and the three months ended February 28, 2011
G-1

Prospectus

You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. This prospectus supplement and the accompanying prospectus set forth certain information about us that a prospective investor should carefully consider before making an investment in our securities. This prospectus supplement, which describes the specific terms of this offering, also adds to and updates information contained in the accompanying prospectus and the documents incorporated by reference in the accompanying prospectus. The accompanying prospectus gives more general information, some of which may not apply to this offering. If the description of this offering varies between this prospectus supplement and the accompanying prospectus, you should rely on the information contained in this prospectus supplement; provided that if any statement in one of these documents is inconsistent with a statement in another document having a later date and incorporated by reference into the accompanying prospectus or prospectus supplement, the statement in the incorporated document having the later date modifies or supersedes the earlier statement. We have not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted or where the person making the offer or sale is not qualified to do so or to any person to whom it is not permitted to make such offer or sale. The information contained in or incorporated by reference in this prospectus supplement and the accompanying prospectus is accurate only as of the respective dates on their front covers, regardless of the time of delivery of this prospectus supplement, the accompanying prospectus, or the sale of the Series D MRP Shares. Our business, financial condition, results of operations and prospects may have changed since that date.

You should read this prospectus supplement and the accompanying prospectus before deciding whether to invest and retain it for future reference. A statement of additional information, dated April 1, 2011 (“SAI”), as supplemented from time to time, containing additional information about us, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this prospectus supplement. You may request a free copy of our SAI by calling toll-free at (877) 657-3863, or by writing to us at 717 Texas Avenue, Suite 3100, Houston, Texas 77002. Electronic copies of the accompanying prospectus, our stockholder reports and our SAI are also available on our website (http://www.kaynefunds.com). You may also obtain copies of these documents (and other information regarding us) from the SEC’s web site (http://www.sec.gov).

Capitalized terms used but not defined in this prospectus supplement shall have the meanings given to such terms in the Articles Supplementary setting forth the rights and preferences of the Series D MRP Shares (the “Articles Supplementary”). The Articles Supplementary are available from us upon request.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus supplement, the accompanying prospectus and the SAI contain forward-looking statements. All statements other than statements of historical facts included in this prospectus that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about our plans, objectives, strategies and prospects regarding, among other things, our financial condition, results of operations and business. We have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “might,” “forecast,” “possible,” “potential,” “project,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “approximate” or “continue” and other words and terms of similar meaning and the negative of such terms. Such forward-looking statements may be contained in this prospectus supplement as well as in the accompanying prospectus. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in this prospectus, including the risks outlined under “Risk Factors,” will be important in determining future results. In addition, several factors that could materially affect our actual results are the ability of the MLPs and other Midstream Energy Companies in which we invest to achieve their objectives, our ability to source favorable private investments, the timing and amount of distributions and

S-ii

dividends from the MLPs and other Midstream Energy Companies in which we intend to invest, the dependence of our future success on the general economy and its impact on the industries in which we invest and other factors discussed in our periodic filings with the SEC.

Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. The factors identified above are believed to be important factors, but not necessarily all of the important factors, that could cause our actual results to differ materially from those expressed in any forward-looking statement. Unpredictable or unknown factors could also have material adverse effects on us. Since our actual results, performance or achievements could differ materially from those expressed in, or implied by, these forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations and financial condition. All forward-looking statements included in this prospectus supplement, the accompanying prospectus or the SAI, are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of such documents. We do not undertake any obligation to update, amend or clarify these forward-looking statements or the risk factors contained therein, whether as a result of new information, future events or otherwise, except as may be required under the federal securities laws. We acknowledge that, notwithstanding the foregoing statements, the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as us.

S-iii

PROSPECTUS SUPPLEMENT SUMMARY

This summary does not contain all of the information that you should consider before investing in our mandatory redeemable preferred stock. You should read carefully the entire prospectus supplement, the accompanying prospectus, including the sections entitled “Risk Factors” beginning on page 15 of the accompanying prospectus and “Risks of Investing in Mandatory Redeemable Preferred Shares” beginning on page S-7 of this prospectus supplement.

The Company

Kayne Anderson MLP Investment Company, a Maryland corporation, is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in MLPs and other Midstream Energy Companies. We also must comply with the SEC’s rule regarding investment company names, which requires us, under normal market conditions, to invest at least 80% of our total assets in MLPs so long as MLP is in our name. Our currently outstanding shares of common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KYN.”

We began investment activities in September 2004. As of March 31, 2011, we had net assets applicable to our common stock of approximately $2.0 billion and total assets of approximately $3.3 billion.

As of March 31, 2011, we had $838 million of total leverage outstanding. This leverage is comprised of debt (senior notes and borrowings under our revolving credit facility) and mandatory redeemable preferred stock. We use leverage instruments to enhance the total returns of our stockholders. Under normal market conditions, our policy is to use leverage that represents approximately 30% of total assets. As of March 31, 2011, we had $620 million in senior unsecured notes outstanding through 11 series of notes with maturity dates ranging from June 2011 to November 2022 (the “Senior Notes”).

On February 25, 2011, we amended our unsecured revolving credit facility to increase the total commitment amount from $100 million to $150 million. The facility matures on June 11, 2013 and outstanding balances accrue interest at a rate equal to one-month LIBOR plus 1.75% based on current ratios. The interest rate as of March 31, 2011 was 3.15%. Amounts repaid under our credit facility will remain available for future borrowings and we may borrow under the facility from time to time in accordance with our investment policies. As of March 31, 2011, we had $58 million outstanding under this facility.

As of March 31, 2011, we had $160 million in mandatory redeemable preferred stock outstanding, consisting of three series, Series A, Series B and Series C, with redemption dates ranging from May 2017 to November 2020. The Series A , the Series B, and the Series C mandatory redeemable preferred stock and the Series D MRP Shares are collectively referred to herein as the “Preferred Shares.”

On April 8, 2011, we issued 5,700,000 shares of our common stock at a price per share equal to $30.58 pursuant to an underwritten public offering. We received net proceeds from such offering of approximately $167 million. In connection with the April 8, 2011 common stock offering, we granted the underwriters for such offering an option exercisable through May 19, 2011 to purchase up to an additional 855,000 shares of common stock to cover over-allotments, if any. As of May 3, 2011, the underwriters have not exercised this option.

On April 27, 2011, we reached a conditional agreement with certain investors relating to a private placement of senior notes with a total principal amount of $230 million, comprised of (i) Series U Notes due 2016 in a principal amount of $60 million, which will pay interest based on 3-month LIBOR plus 1.45%, (ii) Series V Notes due 2016 in a principal amount of $70 million, which will pay interest at a fixed rate of 3.71% and (iii) Series W Notes due 2018 in a principal amount of $100 million, which will pay interest at a fixed rate of 4.38%. Closing of the private placement is scheduled to occur in late May 2011 and is subject to investor due diligence, legal documentation and other standard closing conditions.

We have paid distributions to common stockholders every fiscal quarter since inception and intend to continue to pay quarterly distributions to our common stockholders, funded in part by the net distributable income generated from our portfolio investments. The net distributable income generated from our portfolio investments is the amount received by us as cash or paid-in-kind distributions from MLPs or other Midstream Energy Companies, interest payments received on debt securities owned by us, other payments on securities owned by us, net premiums received from the sale of covered call options and income tax benefits, if any, less current or anticipated operating expenses, income tax expense, if any, and our leverage costs (including dividends on preferred stock issued by us). On April 15, 2011 we paid a quarterly distribution of $0.49 per share to common stockholders. Payment of future distributions is subject to approval by our Board of Directors, as well as meeting the covenants of our senior debt, the terms of our preferred stock and the asset coverage requirements of the 1940 Act.

Investment Adviser

KA Fund Advisors, LLC (“KAFA” or the “Adviser”) is our investment adviser, responsible for implementing and administering our investment strategy. KAFA is a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and together with KAFA, “Kayne Anderson”) and a SEC-registered investment adviser. As of March 31, 2011, Kayne Anderson and its affiliates managed approximately $12.6 billion, including approximately $7.5 billion in MLPs and other Midstream Energy Companies. Kayne Anderson has invested in MLPs and other Midstream Energy Companies since 1998. We believe that Kayne Anderson has developed an understanding of the MLP market that enables it to identify and take advantage of public MLP investment opportunities. In addition, Kayne Anderson’s senior professionals have developed a strong reputation in the energy sector and have many long-term relationships with industry managers, which we believe gives Kayne Anderson an important advantage in sourcing and structuring private investments.

Portfolio Investments

Our investments in the securities of MLPs and other Midstream Energy Companies are principally in equity securities issued by MLPs. Generally, we invest in equity securities of (i) master limited partnerships, including preferred, common and subordinated units and general partner interests, (ii) owners of such interests in master limited partnerships, and (iii) other Midstream Energy Companies. We may also invest in debt securities of MLPs and other Midstream Energy Companies with varying maturities of up to 30 years.

We are permitted to invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies, including securities issued by private companies. We may invest up to 15% of our total assets in any single issuer.

We are permitted to invest up to 20% of our total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities rated, at the time of investment, at least B3 by Moody’s Investors Service, Inc., B- by Standard & Poor’s or Fitch or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may include unrated debt securities of private companies.

As of March 31, 2011, we held $3.2 billion in equity investments and $20 million in fixed income investments. Our top 10 largest holdings by issuer as of that date were:

					Percent of
			Units	Amount	Long-Term
	Company	Sector	(in thousands)	($ millions)	Investments

1.	Enterprise Products Partners L.P.	Midstream MLP	6,438	$277.2	8.5%
2.	Magellan Midstream Partners, L.P.	Midstream MLP	3,532	211.4	6.5
3.	Kinder Morgan Management, LLC	MLP Affiliate	3,099	203.3	6.2
4.	Plains All American Pipeline, L.P.	Midstream MLP	2,876	183.3	5.6
5.	MarkWest Energy Partners, LP	Midstream MLP	3,481	168.7	5.2
6.	Williams Partners L.P.	Midstream MLP	3,008	155.8	4.8
7.	Inergy, L.P.	Propane MLP	3,741	150.0	4.6
8.	Energy Transfer Equity, L.P. (1)	General Partner MLP	2,899	130.4	4.0
9.	Copano Energy, LLC	Midstream MLP	3,189	113.5	3.5
10.	Energy Transfer Partners, L.P. (1)	Midstream MLP	2,025	104.8	3.2

(1)	Energy Transfer Equity, L.P. is the general partner of Energy Transfer Partners, L.P.

The Offering

Issuer	Kayne Anderson MLP Investment Company

Series D MRP Shares Offered	4,000,000 Series D MRP Shares, $25.00 liquidation preference per share ($100,000,000 aggregate liquidation preference). The Series D MRP Shares are being offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Wells Fargo Securities, LLC, and RBC Capital Markets, LLC (the “Underwriters”).

Dividend Rate	The monthly dividend rate of the Series D MRP Shares is 4.95% per annum. The dividend rate is subject to adjustment (but will not in any event be lower than 4.95%) in certain circumstances. See “Description of Mandatory Redeemable Preferred Shares—Dividends and Dividend Periods—Fixed Dividend Rate,” “Description of Mandatory Redeemable Preferred Shares—Dividends and Dividend Periods—Adjustment to Fixed Dividend Rate—Ratings” and “Description of Mandatory Redeemable Preferred Shares—Dividends and Dividend Periods—Default Rate—Default Period.”

Dividend Payments	The holders of Series D MRP Shares will be entitled to receive cash dividends when, as and if, authorized by the Board of Directors and declared by us, out of funds legally available therefor. Dividends on the Series D MRP Shares will be payable on the first business day of each month, beginning on June 1, 2011, and upon redemption of the Series D MRP Shares (each payment date a “Dividend Payment Date”). The initial dividend period for the Series D MRP Shares will commence on May 10, 2011 and end on May 31, 2011. Each subsequent dividend period will be a calendar month (or the portion thereof occurring prior to the redemption of such Series D MRP Shares) (each dividend period a “Dividend Period”). Dividends with respect to any Dividend Period will be declared and paid to holders of record of the Series D MRP Shares as their names appear on our books and records at the close of business on the 15th day of such Dividend Period (or if such day is not a business day, the next preceding business day). See “Description of Mandatory Redeemable Preferred Shares—Dividends and Dividend Periods.”

Term Redemption	We are required to redeem all outstanding Series D MRP Shares on June 1, 2018 (the “Term Redemption Date”) at a redemption price equal to $25.00 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the Term Redemption Date (the “Redemption Price”). See “Description of Mandatory Redeemable Preferred Shares—Redemption—Term Redemption.”

Mandatory Redemption for Asset Coverage and Series D MRP Shares Basic Maintenance Amount	Asset Coverage. If we fail to maintain asset coverage of at least 225% (the “Series D MRP Shares Asset Coverage”) as of the close of business on the last day of any month and such failure is not cured as of the close of business on the date that is 30 days following such day, the Series D MRP Shares will be subject to mandatory redemption at the Redemption Price. See “Asset Coverage Requirements” and “Description of Mandatory Redeemable Preferred Shares—Redemption—Mandatory Redemption.”

Series D MRP Shares Basic Maintenance Amount. If we fail to maintain assets in our portfolio that have a value equal to the Series D MRP Shares Basic Maintenance Amount as of the close of business on the last day of any week, and such failure is not cured as of the close of business on the date that is 30 days following such day, the Series D MRP Shares will be subject to mandatory redemption at the Redemption Price. See “Asset Coverage Requirements” and “Description of Mandatory Redeemable Preferred Shares—Redemption—Mandatory Redemption.”

Mandatory Redemption of Series A MRP Shares. To the extent that a redemption of the Series A MRP Shares is required as a result of our failure to maintain either (i) asset coverage of at least 225% or (ii) assets in our portfolio that have a value equal the basic maintenance amount required by the rating agency rating the Series A MRP Shares under its specific rating agency guideline at any time, the Series D MRP Shares will be subject to mandatory redemption at the Redemption Price. See “Asset Coverage Requirements” and “Description of Mandatory Redeemable Preferred Shares—Redemption—Mandatory Redemption.”

Optional Redemption	We may redeem the Series D MRP Shares at any time following the first anniversary of May 10, 2011 (the “Original Issue Date”) at the Optional Redemption Price per share. On a limited basis, if at any time on or prior to May 10, 2012, the Series D MRP Shares Asset Coverage is greater than 225% but less than or equal to 235% for any 5 business days within a 10 business day period, we may redeem the Series D MRP Shares at 102% of the liquidation preference per share, plus an amount equal to the then accumulated but unpaid dividends thereon. See “Description of Mandatory Redeemable Preferred Shares—Redemption—Optional Redemption.”

Use of Proceeds	We estimate that our net proceeds from this offering after deducting the underwriting discount and estimated offering expenses will be approximately $97.7 million. We intend to use all of the net proceeds of this offering to make investments in portfolio companies, to repay indebtedness and for general corporate purposes. See “Use of Proceeds.”

NYSE Listing	Application has been made to list the Series D MRP Shares on the NYSE under the symbol “KYN Pr D” so that trading on such exchange will begin within 30 days after the date of this prospectus supplement, subject to notice of issuance. Prior to the expected commencement of trading on the NYSE, the Underwriters do not intend to make a market in the Series D MRP Shares and a market for the Series D MRP Shares is not expected to develop. Consequently, it is anticipated that, prior to the commencement of trading on the NYSE, an investment in Series D MRP Shares will be illiquid.

Ratings	There can be no assurance that any rating obtained in connection with the offering of Series D MRP Shares will be maintained at the level originally assigned through the term of the Series D MRP Shares. The dividend rate payable on the Series D MRP Shares will be subject to an increase in the event that the rating of the Series D MRP Shares by Fitch (together with any nationally recognized statistical ratings agency then rating the Series D MRP Shares, a “Rating Agency”) is downgraded below “A” (or the equivalent of such rating by another Rating Agency), or if no Rating Agency is then rating the Series D MRP Shares. See “Description of Mandatory Redeemable Preferred Shares—Dividends and Dividend Periods—Adjustment to Fixed Dividend Rate—Ratings.” The Board of Directors has the right to terminate the designation of Fitch or any other Rating Agency as a Rating Agency for purposes of the Series D MRP Shares. In such event, any rating of such terminated Rating Agency, to the extent it would have been taken into account in any of the provisions of the Series D MRP Shares which are described in this prospectus supplement or included in the Articles Supplementary, will be disregarded, and only the ratings of the then-designated Rating Agency will be taken into account.

Federal Income Tax Matters	Under present law, we believe that the Series D MRP Shares will constitute equity, and thus distributions with respect to the Series D MRP Shares will generally constitute dividends to the extent of our allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders but are expected to be treated as “qualified dividend income” that is generally subject to reduced rates of federal income taxation for noncorporate investors (for taxable years beginning on or before December 31, 2012) and are also expected to be eligible for the dividends received deduction available to corporate stockholders, in each case provided that certain holding period requirements are met. See “Federal Income Tax Matters.”

Redemption and Paying Agent	American Stock Transfer & Trust Company

Risk Factors	See “Risk Factors” and other information included in the accompanying prospectus, as well as “Risks of Investing in Mandatory Redeemable Preferred Shares” in this prospectus supplement, for a discussion of factors you should carefully consider before deciding to invest in Series D MRP Shares.

RISKS OF INVESTING IN MANDATORY REDEEMABLE PREFERRED SHARES

Investing in any of our securities involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in the Series D MRP Share you should consider carefully the following risks, as well as the risk factors set forth under “Risk Factors” beginning on page 15 of the accompanying prospectus.

Interest Rate Risk

Our Series D MRP Shares pay dividends at a fixed dividend rate. Prices of fixed income investments vary inversely with changes in market yields. The market yields on intermediate term securities comparable to Series D MRP Shares may increase, which would likely result in a decline in the secondary market price of Series D MRP Shares prior to their term redemption.

Secondary Market and Delayed Listing Risk

Because we have no prior trading history for exchange-listed preferred shares, it is difficult to predict the trading patterns of Series D MRP Shares, including the effective costs of trading Series D MRP Shares. Moreover, the Series D MRP Shares will not be immediately tradeable on a stock exchange after the date of the offering and during this time period, an investment in Series D MRP Shares will be illiquid. Even after the Series D MRP Shares are listed on the NYSE as anticipated, there is a risk that the market for Series D MRP Shares may be thinly traded and relatively illiquid compared to the market for other types of securities, with the spread between the bid and asked prices considerably greater than the spreads of other securities with comparable terms and credit ratings.

Early Redemption Risk

We may voluntarily redeem Series D MRP Shares or may be forced to redeem Series D MRP Shares to meet regulatory requirements or asset coverage requirements. Such redemptions may be at a time that is unfavorable to holders of Series D MRP Shares. See “Asset Coverage Requirements” and “Description of Mandatory Redeemable Preferred Shares—Redemption.”

Reinvestment Risk

Given the multi-year term and potential for early redemption of Series D MRP Shares, holders of Series D MRP Shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of Series D MRP Shares may be lower than the return previously obtained from an investment in Series D MRP Shares.

Credit Crisis and Liquidity Risk

General market uncertainty and extraordinary conditions in the credit markets may impact the liquidity of our investment portfolio, which in turn, during extraordinary circumstances, could impact our distributions and/or the liquidity of the Term Redemption Liquidity Account. Furthermore, there may be market imbalances of sellers and buyers of Series D MRP Shares during periods of extreme illiquidity and volatility. Such market conditions may lead to periods of thin trading in any secondary market for the Series D MRP Shares and may make valuation of the Series D MRP Shares uncertain. As a result, the spread between bid and asked prices is likely to increase significantly such that a Series D MRP Shares investor may have greater difficulty selling his or her MRP Shares. Less liquid and more volatile trading environments could result in sudden and significant valuation increases or declines in market price for MRP Shares.

USE OF PROCEEDS

We estimate that the net proceeds from the sale of the Series D MRP Shares that we are offering will be approximately $97.7 million, after payment of the Underwriters’ discount and estimated offering expenses.

We intend to use the net proceeds of this offering to make investments in portfolio companies in accordance with our investment objective and policies, to repay indebtedness and for general corporate purposes.

At March 31, 2011, we had outstanding borrowings on the revolving credit facility of $58 million and the interest rate was 3.15%. Any borrowings under our revolving credit facility will be used to fund investments in portfolio companies and for general corporate purposes. Amounts repaid under our revolving credit facility will remain available for future borrowings. Affiliates of some of the underwriters are lenders under our revolving credit facility and will receive a pro rata portion of the net proceeds from this offering, if any, used to reduce amounts outstanding under our credit facility.

For the portion of the net proceeds from this offering that we intend to use to make investments in portfolio companies, pending such investments, we anticipate investing such proceeds either in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. A delay in the anticipated use of proceeds could lower returns, reduce our distribution to common stockholders and reduce the amount of cash available to make dividend and interest payments on preferred stock and debt securities, respectively.

CAPITALIZATION

The following table sets forth our capitalization: (i) as of February 28, 2011, (ii) as adjusted to give effect to the issuance of 5,700,000 shares of common stock on April 8, 2011 and (ii) as adjusted for this offering to give effect to the issuance of the Series D MRP Shares offered hereby and the issuance of 5,700,000 shares of common stock on April 8, 2011. As indicated below, common stockholders will bear the offering costs associated with this offering.

	As of February 28, 2011
	(Unaudited)
			As Adjusted
			for this
	Actual	As Adjusted	Offering
	($ in 000s, except per share data)

Repurchase Agreements, Cash and cash equivalents (1)	$7,940	$119,117	$216,817
Short-Term Debt:
Revolving credit facility (1)	56,000	—	—
Long-Term Debt (2):
Senior Notes Series G (3)	75,000	75,000	75,000
Senior Notes Series I (3)	60,000	60,000	60,000
Senior Notes Series K (3)	125,000	125,000	125,000
Senior Notes Series M (3)	60,000	60,000	60,000
Senior Notes Series N (3)	50,000	50,000	50,000
Senior Notes Series O (3)	65,000	65,000	65,000
Senior Notes Series P (3)	45,000	45,000	45,000
Senior Notes Series Q (3)	15,000	15,000	15,000
Senior Notes Series R (3)	25,000	25,000	25,000
Senior Notes Series S (3)	60,000	60,000	60,000
Senior Notes Series T (3)	40,000	40,000	40,000
Total Debt:	$676,000	$620,000	$620,000
Mandatory Redeemable Preferred Stock:
Series A MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (4,400,000 shares issued and outstanding, 4,400,000 shares authorized) (3)	$110,000	$110,000	$110,000
Series B MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (320,000 shares issued and outstanding, 320,000 shares authorized) (3)	8,000	8,000	8,000
Series C MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (1,680,000 shares issued and outstanding, 1,680,000 shares authorized) (3)	42,000	42,000	42,000
Series D MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (0 shares issued and outstanding, 4,000,000 shares issued and outstanding as adjusted for this offering, 4,000,000 shares authorized) (3) (4)	—	—	100,000
Common Stockholders’ Equity:
Common stock, $0.001 par value per share, 193,590,000 shares authorized (68,713,481 shares issued and outstanding, 74,413,481 shares issued and outstanding, as adjusted) (3) (4) (5)	$69	$74	$74
Paid-in capital (5)	1,222,777	1,389,949	1,389,949
Accumulated net investment loss, net of income taxes, less dividends	(227,278)	(227,278)	(227,278)
Accumulated realized gains on investments, options, and interest rate swap contracts, net of income taxes	116,882	116,882	116,882
Net unrealized gains on investments and interest rate swap contracts, net of income taxes	861,490	861,490	861,490

Net assets applicable to common Stockholders (6)	$1,973,940	$2,141,117	$2,141,117

(1)	As described under “Use of Proceeds,” we intend to use the net proceeds from this offering to make investments in portfolio companies in accordance with our investment objective and policies, to repay indebtedness and for general corporate purposes. Pending such investments, we anticipate either investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments.

(2)	On April 27, 2011, we reached a conditional agreement with certain investors relating to a private placement of senior notes with a total principal amount of $230 million, comprised of (i) Series U Notes due 2016 in a principal amount of $60 million, which will pay interest based on 3-month LIBOR plus 1.45%, (ii) Series V Notes due 2016 in a principal amount of $70 million, which will pay interest at a fixed rate of 3.71% and (iii) Series W Notes due 2018 in a principal amount of $100 million, which will pay interest at a fixed rate of 4.38%. Closing of the private placement is scheduled to occur in late May and is subject to investor due diligence, legal documentation and other standard closing conditions.

(3)	We do not hold any of these outstanding securities for our account.

(4)	The Articles Supplementary provide that (i) 3,990,000 shares of authorized but unissued common stock, (ii) 3,000 shares of authorized but unissued undesignated preferred stock, $0.001 par value per share and (iii) 7,000 shares of authorized but unissued Series D Auction Rate Preferred Stock shall be classified and designated as an aggregate of 4,000,000 Series D MRP Shares, $0.001 par value per share. As adjusted for this offering, there will be 189,600,000 shares of common stock authorized.

(5)	In connection with the April 8, 2011 common stock offering, we granted the underwriters for such offering an option exercisable through May 19, 2011 to purchase up to an additional 855,000 shares of common stock to cover over-allotments, if any. As of May 3, 2011, the underwriters have not exercised this option.

ASSET COVERAGE REQUIREMENTS

The 1940 Act and the Rating Agency rating the Series D MRP Shares impose asset coverage requirements that may limit our ability to engage in certain types of transactions and may limit our ability to take certain actions without confirming with the Rating Agency that such action will not impair the ratings.

We are required to satisfy two separate asset maintenance requirements with respect to outstanding Series D MRP Shares: (1) we must maintain assets in our portfolio that have a value, discounted in accordance with guidelines set forth by the Rating Agency, at least equal to the aggregate liquidation preference of the Series D MRP Shares, plus specified liabilities, payment obligations and other amounts as set forth by the Rating Agency (the “Series D MRP Shares Basic Maintenance Amount”); and (2) we must satisfy the 1940 Act asset coverage requirements. Further details about the components of the Series D MRP Shares Basic Maintenance Amount can be found in the Articles Supplementary. The Rating Agency may amend its guidelines from time to time.

In order to meet the 1940 Act asset coverage requirements, we must maintain, with respect to our outstanding preferred stock, asset coverage of at least 200%. Notwithstanding the foregoing, we have agreed, while the Series D MRP Shares are outstanding, to maintain asset coverage of at least 225% (the “Series D MRP Shares Asset Coverage”). We estimate that based on the composition of our portfolio as of April 30, 2011, our asset coverage, after giving effect to this offering, would be:

Value of Company assets less all liabilities and indebtedness not represented by senior securities	$3,173,996,382 $999,000,000	=	318%
Senior securities representing indebtedness, plus the aggregate liquidation preference of all outstanding Preferred Shares

A copy of the current Rating Agency Guidelines will be provided to any holder of Series D MRP Shares promptly upon written request by such holder to the Company at 717 Texas Avenue, Suite 3100, Houston, Texas 77002. See “Rating Agency Guidelines” in the accompanying prospectus for a more detailed description of our asset maintenance requirements.

DESCRIPTION OF MANDATORY REDEEMABLE PREFERRED SHARES

The following is a brief description of the terms of the Series D MRP Shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the Mandatory Redeemable Preferred Shares in the Articles Supplementary, a copy of which is filed as an exhibit to our registration statement.

General

As of March 31, 2011, our authorized capital consisted of 193,590,000 shares of common stock, $0.001 par value per share; 4,400,000 shares of Series A Mandatory Redeemable Preferred Stock, par value, $0.001 par value per share (the “Series A MRP Shares”); 320,000 shares of Series B Mandatory Redeemable Preferred Stock, par value, $0.001 par value per share (the “Series B MRP Shares”); 1,680,000 shares of Series C Mandatory Redeemable Preferred Stock, par value, $0.001 par value per share (the “Series C MRP Shares”); 7,000 shares of Series D Auction Rate Preferred Stock, $0.001 par value per share (the “ARP Shares”); and 3,000 shares of undesignated preferred stock, $0.001 par value per share. In addition, the Articles Supplementary provide that (i) 3,990,000 shares of common stock, (ii) 7,000 ARP Shares and (iii) 3,000 shares of undesignated preferred stock shall be classified and designated as an aggregate of 4,000,000 shares of Series D Mandatory Redeemable Preferred Stock (the “Series D MRP Shares”) with the rights, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption as set forth in the Articles Supplementary.

As of March 31, 2011, there were no outstanding options or warrants to purchase our stock. In connection with the April 8, 2011 common stock offering, we granted the underwriters for such offering an option exercisable through May 19, 2011 to purchase up to an additional 855,000 shares of common stock to cover over-allotments, if any. As of May 3, 2011, the underwriters have not exercised this option. No stock has been authorized for issuance under any equity compensation plans.

Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Under our Charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock on a parity with the Series A MRP Shares, Series B MRP Shares, Series C MRP Shares and the Series D MRP Shares with preferences, rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption as determined by the Board of Directors without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our Charter provides that the Board of Directors, without any action by our stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares or stock or the number of shares of stock of any class or series that we have authority to issue.

The Series D MRP Shares have a liquidation preference of $25.00 per share, plus all accumulated but unpaid dividends (whether or not earned or declared) to the date of final distribution. The Series D MRP Shares when issued and sold through this offering (1) will be fully paid and non-assessable, (2) will not be convertible into shares of our common stock or any other security and (3) will have no preemptive rights. The Series D MRP Shares will be subject to optional and mandatory redemption as described below under “— Redemption.”

Holders of Series D MRP Shares will not receive certificates representing their ownership interest in such shares. The Depository Trust Company (“DTC”) will initially act as Securities Depository with respect to the Series D MRP Shares.

American Stock Transfer & Trust Company will act as the transfer agent, registrar and paying agent (“paying agent”) for the Series D MRP Shares. Furthermore, the paying agent will send notices to holders of

Series D MRP Shares of any meeting at which holders of Series D MRP Shares have the right to vote. See “Description of Capital Stock—Preferred Stock—Voting Rights” in the accompanying prospectus. However, the paying agent generally will serve merely as our agent, acting in accordance with our instructions.

We will have the right (to the extent permitted by applicable law and our Charter) to purchase or otherwise acquire any Series D MRP Shares, so long as we are current in the payment of dividends on the Series D MRP Shares and on any of our other preferred shares.

Dividends and Dividend Periods

General.  Holders of Series D MRP Shares will be entitled to receive cash dividends, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor, on the initial Dividend Payment Date with respect to the initial Dividend Period and, thereafter, on each Dividend Payment Date with respect to a subsequent Dividend Period at the rate per annum (the “Dividend Rate”) equal to the Applicable Rate (or the Default Rate) for each Dividend Period. The Applicable Rate is computed on the basis of a 360 day year consisting of twelve 30 day months. Dividends so authorized and declared shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on our common stock. For a description of the tax treatment of distributions paid on the Series D MRP Shares, see “Federal Income Tax Matters” in this prospectus supplement.

Fixed Dividend Rate.  The Applicable Rate is an annual rate of 4.95% for Series D MRP Shares and may be adjusted upon a change in the credit rating of the Series D MRP Shares.

Payment of Dividends and Dividend Periods.  Dividends on the Series D MRP Shares will be payable on the first business day of each month, beginning June 1, 2011 and upon redemption of the Series D MRP Shares. The initial Dividend Period for the Series D MRP Shares will commence on May 10, 2011 and end on May 31, 2011 and each subsequent Dividend Period will be a one month period (or the portion thereof occurring prior to the redemption of such Series D MRP Shares). Dividends with respect to any monthly Dividend Period will be declared and paid to holders of record of Series D MRP Shares as their names shall appear on our books and records, at the close of business on the 15th day of such Dividend Period (or if such day is not a business day, the next preceding business day) (each, a “Record Date”). Dividends payable on any Series D MRP Shares for any period of less than a full monthly Dividend Period, including in connection with the first Dividend Period for such shares or upon any redemption of such shares on any redemption date other than on a Dividend Payment Date, will be computed on the basis of the actual number of days elapsed for any period divided by 360.

Adjustment to Fixed Dividend Rate—Ratings.  So long as the Series D MRP Shares are rated on any date no less than “A” by Fitch (or no less than the equivalent of such rating by another Rating Agency), then the Dividend Rate for such series of shares will be equal to the Applicable Rate. If the highest credit rating assigned by Fitch (or any other rating agency) on any date to the then outstanding Series D MRP Shares is equal to one of the ratings set forth in the table below, the Dividend Rate applicable to such outstanding shares for such date will be adjusted by adding the respective enhanced dividend amount (which shall not be cumulative) set forth opposite such rating to the Applicable Rate.

Dividend Rate Adjustment Schedule

Enhanced
Dividend
Fitch Rating	Amount

“A−”	0.75%
“BBB+‘	1.00%
“BBB”	1.25%
“BBB−”	1.50%
“BB+” or lower	4.00%

We will at all times use our reasonable best efforts to cause at least one Rating Agency to maintain a current rating on the outstanding Series D MRP Shares. If no Rating Agency is rating the outstanding Series D MRP Shares, the Dividend Rate applicable to the Series D MRP Shares for such date shall be a rate equal to the Applicable Rate plus 4.00%, unless the Dividend Rate is the Default Rate, in which case the Dividend Rate shall remain the Default Rate.

The Board of Directors has the right to terminate the designation of Fitch or any other Rating Agency as a Rating Agency for purposes of the Series D MRP Shares. In such event, any rating of such terminated Rating Agency, to the extent it would have been taken into account in any of the provisions of the Series D MRP Shares which are described in this prospectus supplement or included in the Articles Supplementary, will be disregarded, and only the rating of the then-designated Rating Agency will be taken into account. If a Rating Agency replaces any credit rating used in the determination of the Dividend Rate with a replacement credit rating, references to the replaced credit rating shall thereafter refer to the replacement credit rating. No adjustment to the Dividend Rate shall result in the Dividend Rate being less than the Applicable Rate.

Default Rate—Default Period.  The Dividend Rate will be the Default Rate in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to Series D MRP Shares will commence on a date we fail to deposit irrevocably in trust in same-day funds, with the paying agent by 3:00 p.m., New York City time, (i) the full amount of any dividends on the Series D MRP Shares payable on the Dividend Payment Date (a “Dividend Default”) or (ii) the full amount of any redemption price payable on such redemption date (a “Redemption Default” and, together with a Dividend Default, hereinafter referred to as a “Default”). Subject to the cure provisions in the next paragraph below, a Default Period with respect to a Default shall end on the business day on which, by 12:00 noon New York City time, an amount equal to all unpaid dividends and any unpaid redemption price shall have been deposited irrevocably in trust in same-day funds with the paying agent. In the case of a Dividend Default, the Dividend Rate for each day during the Default Period will be equal to the Default Rate. The “Default Rate” for any calendar day shall be equal to the Applicable Rate in effect on such day plus five percent (5.00%) per annum.

No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any redemption price due (if such default is not solely due to our willful failure) is deposited irrevocably in trust, in same-day funds with the paying agent by 12:00 noon, New York City time, within three business days after the applicable Dividend Payment Date or redemption date, together with an amount equal to the Default Rate applied to the amount and period of such non-payment based on the number of days comprising such period divided by 360.

Mechanics of Payment of Dividends.  Not later than 3:00 p.m., New York City time, on the business day next preceding each Dividend Payment Date, we are required to deposit with the paying agent sufficient funds for the payment of dividends. We do not intend to establish any reserves for the payment of dividends. All amounts paid to the paying agent for the payment of dividends will be held in trust for the payment of such dividends to the holders of Series D MRP Shares. Dividends will be paid by the paying agent to the holders of Series D MRP Shares as their names appear on our books and records on the Record Date. Dividends that are in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date. Such payments are made to holders of Series D MRP Shares as their names appear on our books and records at the close of business on the 15th day of such Dividend Period (or if such day is not a business day, the next preceding business day) prior to such payment. Any payment of dividends in arrears will first be credited against the earliest accumulated but unpaid dividends. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on any Series D MRP Shares which may be in arrears. See “— Default Rate—Default Period” above.

Upon failure to pay dividends for two years or more, the holders of Series D MRP Shares will acquire certain additional voting rights. See “Description of Capital Stock—Preferred Stock—Voting Rights” in the accompanying prospectus. Such rights shall be the exclusive remedy of the holders of Series D MRP Shares upon any failure to pay dividends on Series D MRP Shares.

Redemption

Term Redemption.  We are required to redeem all of the Series D MRP Shares on the Term Redemption Date, at the Redemption Price.

Optional Redemption.  To the extent permitted under the 1940 Act and Maryland law, we may, at our option, redeem Series D MRP Shares, in whole or in part, out of funds legally available therefor, at any time and from time to time, upon not more than 40 calendar days’ prior notice. This optional redemption is limited during the first year the Series D MRP Shares are outstanding to situations in which the Series D MRP Shares Asset Coverage is greater than 225%, but less than 235% for any five business days within a 10 business day period. The amount of Series D MRP Shares that may be redeemed during the first year may not exceed an amount that results in a Series D MRP Share Asset Coverage of more than 250% pro forma for such redemption. At any time on or prior to May 10, 2012, subject to the foregoing conditions, we may redeem Series D MRP Shares at a price per share equal to 102% of the liquidation preference per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for redemption. After May 10, 2012, subject to the foregoing conditions, we may redeem the Series D MRP Shares at the Optional Redemption Price per share. The “Optional Redemption Price” shall equal the product of the percentage provided below, as applicable, and the liquidation preference per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for redemption:

Time Periods	Percentage

After May 10, 2012 and on or before May 10, 2013	101.0%
After May 10, 2013 and on or before May 10, 2014	100.5%
After May 10, 2014 and on or before the Term Redemption Date	100.0%

If fewer than all of the outstanding Series D MRP Shares are to be redeemed in an optional redemption, we shall allocate the number of shares required to be redeemed pro rata among the holders of Series D MRP Shares in proportion to the number of shares they hold, by lot or by such other method as we shall deem fair and equitable.

We shall not effect any optional redemption unless (i) on the date of such notice and on the date fixed for redemption we have available either (A) cash or cash equivalents or (B) any other Deposit Securities with a maturity or tender date not later than one day preceding the applicable redemption date, or any combination thereof, having an aggregate value not less than the amount, including any applicable premium, due to holders of the Series D MRP Shares by reason of the redemption of the Series D MRP Shares on such date fixed for the redemption and (ii) we would satisfy the Series D MRP Shares Basic Maintenance Amount.

We also reserve the right to repurchase Series D MRP Shares in market or other transactions from time to time in accordance with applicable law and our Charter and at a price that may be more or less than the liquidation preference of the Series D MRP Shares, but we are under no obligation to do so.

Mandatory Redemption.  If, while any Series D MRP Shares are outstanding, we fail to satisfy the Series D MRP Shares Asset Coverage as of the last day of any month or the Series D MRP Shares Basic Maintenance Amount as of any valuation date (any such day, an “Asset Coverage Cure Date”), and such failure is not cured as of the date that is 30 days from such Asset Coverage Cure Date (any such day, a “Cure Date”), the Series D MRP Shares will be subject to mandatory redemption out of funds legally available therefor at the Redemption Price; provided, however, that if a redemption of the Series A MRP Shares is required as a result of our failure to maintain either (i) asset coverage of at least 225% or (ii) the basic maintenance amount required by the rating agency rating the Series A MRP Shares under its specific rating agency guideline in effect at such time, a pro rata redemption of the Series D MRP Shares shall also be required. See “Rating Agency Guidelines—1940 Act Asset Coverage” in the accompanying prospectus, but note that we have agreed, while the Series D MRP Shares are outstanding, to maintain asset coverage of at least 225% instead of 200%.

The number of Series D MRP Shares to be redeemed under these circumstances will be equal to the product of (1) the quotient of the number of outstanding Series D MRP Shares divided by the aggregate number of our outstanding Preferred Shares, including the Series D MRP Shares, and (2) the minimum number of Preferred Shares the redemption of which would result in our satisfying the Series D MRP Shares Asset Coverage or Series D MRP Shares Basic Maintenance Amount, as the case may be, in each case as of the relevant Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all Series D MRP Shares then outstanding will be redeemed).

We shall allocate the number of shares required to be redeemed to satisfy the Series D MRP Shares Asset Coverage or Series D MRP Shares Basic Maintenance Amount, as the case may be, pro rata among the holders of Series D MRP Shares in proportion to the number of shares they hold, by lot or by such other method as we shall deem fair and equitable, subject to any mandatory redemption provisions.

We are required to effect such a mandatory redemption not later than 40 days after the Cure Date, (the “Mandatory Redemption Date”), except that if we (1) do not have funds legally available for the redemption of, (2) are not permitted under any agreement or instrument relating to or evidencing indebtedness of the Company to redeem, or (3) are not otherwise legally permitted to redeem, all of the required number of Series D Preferred Stock and any other Preferred Stock that are subject to mandatory redemption (we refer to clauses (1), (2) and (3) of this sentence as the “Special Proviso”), or we otherwise are unable to effect such redemption on or prior to such Mandatory Redemption Date; then we shall redeem those Series D MRP Shares and any other Preferred Shares on the earliest practical date on which we will have such funds available and is not otherwise prohibited from redeeming pursuant to any agreements or instruments or applicable law, upon notice to record holders of the Preferred Shares that are subject to mandatory redemption and the paying agent. Our ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.

Redemption Procedure.  In the event of a redemption, we will file a notice of our intention to redeem any Series D MRP Shares with the SEC under Rule 23c-2 under the 1940 Act or any successor provision, to the extent applicable.

We also shall deliver a notice of redemption to the paying agent and the holders of Series D MRP Shares to be redeemed not more than 40 days prior to the applicable redemption date (“Notice of Redemption”). The Notice of Redemption will be addressed to the registered owners of the Series D MRP Shares at their addresses appearing on our books or records. Such notice will set forth (1) the redemption date, (2) the number and identity of Series D MRP Shares to be redeemed, (3) the redemption price (specifying the amount of accumulated dividends to be included therein and the amount of the redemption premium, if any), (4) that dividends on the shares to be redeemed will cease to accumulate on such redemption date, and (5) the provision under the Articles Supplementary by which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

If less than all of the Series D MRP Shares are redeemed on any date, the shares per holder to be redeemed on such date will be selected by us on a pro rata basis in proportion to the number of shares held by such holder, by lot or by such other method as is determined by us to be fair and equitable.

If Notice of Redemption has been given, then upon the deposit with the paying agent of funds sufficient to effect such redemption, dividends on such shares will cease to accumulate and such shares will be no longer deemed to be outstanding for any purpose and all rights of the holders of the shares so called for redemption will cease and terminate, except the right of the holders of such shares to receive the redemption price, but without any interest or additional amount. Upon written request, we shall be entitled to receive from the paying agent, promptly after the date fixed for redemption, any cash deposited with the paying agent in excess of (1) the aggregate redemption price of the Series D MRP Shares called for redemption on such date and (2) such other amounts, if any, to which holders of Series D MRP Shares called for redemption may be entitled. Any funds so deposited that are unclaimed two years after such redemption date will be paid, to the extent permitted by law, by the paying agent to us upon our request. Subsequent to such payment, holders of Series D MRP Shares called for redemption may look only to us for payment.

To the extent that any redemption for which a Notice of Redemption has been given is not made by reason of the Special Proviso, such redemption shall be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. Failure to redeem Series D MRP Shares shall be deemed to exist when we shall have failed, for any reason whatsoever, to deposit with the Paying Agent on or prior to the date fixed for redemption the redemption price with respect to any shares for which such Notice of Redemption has been given in accordance with the Articles Supplementary. Notwithstanding the fact that we may not have redeemed Series D MRP Shares for which a Notice of Redemption has been given, dividends may be declared and paid on Series D MRP Shares and shall include those Series D MRP Shares for which Notice of Redemption has been given but for which deposit of funds has not been made.

So long as any Series D MRP Shares are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository’s normal procedures provide for it to distribute the amount of the redemption price to its agent members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

Notwithstanding the provisions for redemption described above, no Series D MRP Shares may be redeemed unless all dividends in arrears on the outstanding Series D MRP Shares, and any of our shares ranking on a parity with the Series D MRP Shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with our liquidation, in which case all Series D MRP Shares and all shares ranking in parity with the Series D MRP Shares must receive proportionate amounts. At any time we may purchase or acquire all the outstanding Series D MRP Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding Series D MRP Shares.

Except for the provisions described above, nothing contained in the Articles Supplementary limits any legal right of ours to purchase or otherwise acquire any Series D MRP Shares at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any Series D MRP Shares for which Notice of Redemption has been given and we are in compliance with the Series D MRP Shares Asset Coverage and the Series D MRP Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares purchased, redeemed or otherwise acquired by us shall be returned to the status of authorized but unissued shares of common stock. If less than all outstanding Series D MRP Shares are redeemed or otherwise acquired by us, we shall give notice of such transaction to the paying agent, in accordance with the procedures agreed upon by the Board of Directors.

Term Redemption Liquidity Account

On or prior to February 1, 2018 (the “Liquidity Account Initial Date”), we will cause the custodian to segregate, by means of appropriate identification on its books and records or otherwise in accordance with the custodian’s normal procedures, from our other assets (the “Term Redemption Liquidity Account”) Deposit Securities (each a “Liquidity Account Investment” and collectively, the “Liquidity Account Investments”) with an aggregate Market Value equal to at least 110% of the Term Redemption Amount (as defined below) with respect to such Series D MRP Shares.

The “Term Redemption Amount” for Series D MRP Shares is equal to the Redemption Price to be paid on the Term Redemption Date, based on the number of Series D MRP Shares then outstanding, assuming for this purpose that the Dividend Rate in effect at the Liquidity Account Initial Date will be the Dividend Rate in effect until the Term Redemption Date. If, on any date after the Liquidity Account Initial Date, the aggregate Market Value of the Deposit Liquidity Account Investments included in the Term Redemption Liquidity Account for Series D MRP Shares as of the close of business on any business day is less than 110% of the Term Redemption Amount, then we will cause the custodian to take all such necessary actions, including segregating our assets as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account is at least equal to 110% of the Term Redemption Amount not later than the close of business on the next succeeding business day.

We may instruct the custodian on any date to release any Liquidity Account Investments from segregation with respect to the Series D MRP Shares and to substitute therefor other Liquidity Account Investments not so segregated, so long as the assets segregated as Liquidity Account Investments at the close of business on such date have a Market Value equal to 110% of the Term Redemption Amount. We will cause the custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Term Redemption Liquidity Account, other than liens, security interests or encumbrances arising by operation of law and any lien of the custodian with respect to the payment of its fees or repayment for its advances.

The Liquidity Account Investments included in the Term Redemption Liquidity Account may be applied by us, in our sole discretion, towards payment of the Redemption Price. The Series D MRP Shares shall not have any preference or priority claim with respect to the Term Redemption Liquidity Account or any Liquidity Account Investments deposited therein. Upon the deposit by us with the Paying Agent of Liquidity Account Investments having an initial combined Market Value sufficient to effect the redemption of the Series D MRP Shares on the Term Redemption Date, the requirement to maintain the Term Redemption Liquidity Account as described above will lapse and be of no further force and effect.

FEDERAL INCOME TAX MATTERS

The following is a general summary of certain federal income tax considerations regarding the ownership and disposition of Series D MRP Shares. This discussion is based on the provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practice, all of which are subject to change, possibly on a retroactive basis. There can be no assurance that the Internal Revenue Service (the “IRS”) will not challenge one or more of the tax consequences described herein, and we have not obtained, nor do we intend to obtain, a ruling from the IRS with respect to such consequences. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to holders in light of their particular circumstances or who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts, certain tax-deferred accounts, and foreign investors. Tax matters are very complicated, and the tax consequences of an investment in and holding of Series D MRP Shares will depend on the particular facts of each investor’s situation. Investors are urged to consult their own tax advisors with respect to the application to their own circumstances of the general federal income taxation rules described below and with respect to other federal, state, local or foreign tax consequences to them before making an investment in Series D MRP Shares. Unless otherwise noted, this discussion assumes that investors are U.S. persons for federal income tax purposes and hold Series D MRP Shares as capital assets. For more detailed information regarding the federal income tax consequences of investing in our securities see “Tax Matters” in the accompanying prospectus.

If an entity that is classified as a partnership for federal income tax purposes is a beneficial owner of Series D MRP Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships and other entities that are classified as partnerships for federal income tax purposes and persons holding Series D MRP Shares through a partnership or other entity classified as a partnership for federal income tax purposes are urged to consult their own tax advisors.

Federal Income Tax Treatment of Holders of Series D MRP Shares

Under present law, we believe that the Series D MRP Shares will constitute equity, and thus distributions with respect to the Series D MRP Shares (other than distributions in redemption of Series D MRP Shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of our allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders but are expected to be treated as “qualified dividend income” that is generally subject to reduced rates of federal income taxation for noncorporate investors (for taxable years ending on or before December 31, 2012) and are also expected to be eligible for the dividends received deduction available to corporate stockholders under Section 243 of the Code. Under federal income tax law, qualified dividend income received by individual and other noncorporate stockholders is taxed at long-term capital gain rates, which currently reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. To be treated as qualified dividend income, the stockholder must hold the Series D MRP Shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. A stockholder’s holding period may be reduced for purposes of this rule if the stockholder engages in certain risk reduction transactions with respect to the Series D MRP Shares. The provisions of the Internal Revenue Code applicable to qualified dividend income are effective through 2012. Thereafter, higher federal income tax rates will apply unless further legislative action is taken.

Corporate holders should be aware that certain limitations apply to the availability of the dividends received deduction, including limitations on the aggregate amount of the deduction that may be claimed and limitations based on the holding period of the Series D MRP Shares on which the dividend is paid, which holding period may be reduced if the holder engages in risk reduction transactions with respect to its shares. Corporate holders are urged to consult their own tax advisors regarding the application of these limitations to their particular situation.

Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. We anticipate that the cash distributions received from MLPs in our portfolio will exceed the earnings and profits associated with owning such MLPs.

Earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on Series D MRP Shares, and then to the extent remaining, if any, to pay distributions on the common stock. Distributions in excess of our earnings and profits, if any, will first reduce a stockholder’s adjusted tax basis in his or her Series D MRP Shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a stockholder.

Sale, Exchange or Redemption of Series D MRP Shares.  The sale or exchange of Series D MRP Shares by holders will generally be a taxable transaction for federal income tax purposes. Holders of shares of stock who sell or exchange such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale or exchange and their adjusted tax basis in the shares sold or exchanged. The gain or loss from the sale or exchange of Series D MRP Shares will generally be capital gain or loss. Similarly, a redemption by us (including a redemption resulting from our liquidation), if any, of all the shares actually and constructively held by a stockholder generally will give rise to capital gain or loss under Section 302(b) of the Internal Revenue Code, except to the extent that the redemption proceeds represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Internal Revenue Code must be satisfied as to the redeeming stockholder to achieve such treatment. If a redemption by us does not satisfy the conditions imposed by Section 302(b) of the Internal Revenue Code for a redeeming stockholder, the redemption will constitute a distribution on the Series D MRP Shares to the stockholder subject to the rules set forth in the paragraphs above.

Capital gain or loss will generally be long-term capital gain or loss if the shares were held for more than one year and will be short-term capital gain or loss if the disposed shares were held for one year or less. Net long-term capital gain recognized by a noncorporate holder generally will be subject to federal income tax at a lower rate (currently a maximum rate of 15%) than net short-term capital gain or ordinary income (currently a maximum rate of 35%). Under current law, the maximum federal income tax rate on long-term capital gain for noncorporate holders is scheduled to increase to 20% for taxable years after 2012. For corporate holders, capital gain is generally taxed at the same rate as ordinary income, that is, currently at a maximum rate of 35%. A holder’s ability to deduct capital losses may be limited.

Backup Withholding.  We may be required to withhold, for federal income tax purposes, a portion of all distributions (including redemption proceeds) payable to stockholders who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if we have been so notified). Certain corporate and other stockholders specified in the Internal Revenue Code and the applicable Treasury regulations are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s federal income tax liability provided the appropriate information is furnished to the IRS in a timely manner.

Other Taxation

Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. In addition, recently enacted legislation may impose additional U.S. reporting and withholding requirements on certain foreign financial institutions and other foreign entities with respect to distributions on and proceeds from the sale or disposition of our stock. This legislation will generally be effective for payments made on or after January 1, 2013. Foreign stockholders should consult their tax advisors regarding the possible implications of this legislation as well as the other U.S. federal, state, local and foreign tax consequences of an investment in our stock.

UNDERWRITING

Under the terms and subject to the conditions contained in an underwriting agreement dated the date of this prospectus supplement, the Underwriters named below have severally agreed to purchase, and we have agreed to sell to them, severally, the number of Series D MRP Shares indicated below:

Number of
Name	Shares

Merrill Lynch, Pierce, Fenner & Smith Incorporated	1,120,000
Citigroup Global Markets Inc.	1,120,000
Wells Fargo Securities, LLC	1,120,000
RBC Capital Markets, LLC	640,000

Total	4,000,000

The Underwriters are offering the Series D MRP Shares subject to their acceptance of the Series D MRP Shares from us and subject to prior sale. The underwriting agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the Series D MRP Shares offered by this prospectus supplement are subject to the approval of certain legal matters by their counsel and to certain other conditions. The Underwriters are obligated to take and pay for all of the Series D MRP Shares offered by this prospectus supplement if any such Series D MRP Shares are taken.

The Underwriters initially propose to offer part of the Series D MRP Shares directly to the public at the public offering price listed on the cover page of this prospectus supplement and to certain dealers at that price less a concession not in excess of $0.30 per Series D MRP Share under the public offering price. Any Underwriter may allow, and such dealers may reallow, a concession not in excess of $0.20 per Series D MRP Share to other Underwriters or to certain dealers. After the initial offering of the Series D MRP Shares, the offering price and other selling terms may from time to time be varied by the Underwriters. The underwriting discount of $0.50 per Series D MRP Share is equal to 2.00% of the public offering price. Investors must pay for any Series D MRP Shares purchased on or before May 10, 2011.

The following table shows the per share and total underwriting discount we will pay to the Underwriters.

	Per Share	Total

Underwriting discount	$0.50	$2,000,000

We estimate that the total expenses of this offering payable by us, not including the underwriting discount, will be approximately $300,000.

Application has been made to list the Series D MRP Shares, subject to official notice of issuance, on the New York Stock Exchange under the symbol “KYN Pr D”. Prior to this offering, there has been no public market for Series D MRP Shares. It is anticipated that trading on the New York Stock Exchange will begin within 30 days from the date of this prospectus supplement. During such period, the Underwriters do not intend to make a market in Series D MRP Shares. Consequently, it is anticipated that, prior to the commencement of trading on the New York Stock Exchange, an investment in Series D MRP Shares will be illiquid and holders of Series D MRP Shares may not be able to sell such shares as it is unlikely that a secondary market for Series D MRP Shares will develop. If a secondary market does develop prior to the commencement of trading on the New York Stock Exchange, holders of Series D MRP Shares may be able to sell such shares only at substantial discounts from liquidation preference.

We and our Adviser have each agreed that, without the prior written consent of the Underwriters, we will not, during the period ending 90 days after the date of this prospectus supplement:

•	offer, pledge, sell, contract, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or arrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of our preferred stock or any securities convertible into or exercisable or exchangeable for shares of our preferred stock; or

•	enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any shares of our preferred stock,

whether any such transaction described above is to be settled by delivery of Series D MRP Shares or such other securities, in cash or otherwise; or file any registration statement with the SEC relating to the offering of any Series D MRP Shares or any securities convertible into or exercisable or exchangeable for Series D MRP Shares.

In order to facilitate the offering of the Series D MRP Shares, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Series D MRP Shares. Specifically, the Underwriters may over-allot in connection with the offering, creating a short position in the Series D MRP Shares for their own account. In addition, to cover over-allotments or to stabilize the price of the Series D MRP Shares, the Underwriters may bid for, and purchase, Series D MRP Shares in the open market. Finally, the underwriting syndicate may reclaim selling concessions allowed to an Underwriter or a dealer for distributing the Series D MRP Shares in the offering, if the syndicate repurchases previously distributed Series D MRP Shares in transactions to cover syndicate short positions, in stabilization transactions or otherwise. Any of these activities may stabilize or maintain the market price of the Series D MRP Shares above independent market levels. The Underwriters are not required to engage in these activities and may end any of these activities at any time.

We anticipate that the Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters. From time to time, certain Underwriters have provided, and may continue to provide, investment banking services to us, the Adviser and its affiliates for which they have received, and may receive, customary fees and expenses. The Underwriters may, from time to time, engage in transactions with or perform services for us, the Adviser and its affiliates in the ordinary course of business.

We and the Adviser have agreed to indemnify the Underwriters against certain liabilities relating to this offering, including liabilities under the Securities Act of 1933, as amended, and to contribute to payments that the Underwriters may be required to make for those liabilities; provided that such indemnification shall not extend to any liability or action resulting directly from the gross negligence, willful misconduct or bad faith of the Underwriters.

It is expected that delivery of the Series D MRP Shares will be made against payment therefor on or about the date specified on the cover of this prospectus supplement, which is the fifth business day following the date of pricing of the Series D MRP Shares (such settlement cycle being referred to as “T+5”). Under rule 15c6-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), trades in the secondary market are required to settle in three business days (such settlement being referred to as “T+3”), unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade Series D MRP Shares on the date of this prospectus supplement or the next succeeding business day will be required, by virtue of the fact that the Series D MRP Shares initially will settle in T+5, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement. Purchasers of the Series D MRP Shares who wish to trade the Series D MRP Shares on the date of this prospectus supplement or the next succeeding business day should consult their advisors.

Affiliations

Some of the underwriters and their affiliates may from time to time in the future engage in transactions with us and perform services for us in the ordinary course of their business.

Affiliates of some of the underwriters are lenders under our revolving credit facility and will receive a pro rata portion of the net proceeds from this offering, if any, used to reduce amounts outstanding thereunder. See “Use of Proceeds.”

The respective addresses of the Underwriters are Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, New York 10036; Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013; Wells Fargo Securities, LLC, 301 S. College Street, Charlotte, North Carolina 28288; and RBC Capital Markets, LLC, Three World Financial Center, 200 Vessy Street, New York, New York 10281.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Paul, Hastings, Janofsky & Walker LLP, or Paul Hastings, Costa Mesa, California. Paul Hastings may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland. Certain legal matters in connection with this offering will be passed upon for the Underwriters by Sidley Austin LLP, New York, New York.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act and the 1940 Act and are required to file reports (including our annual and semi-annual reports), proxy statements and other information with the SEC. We voluntarily file quarterly shareholder reports. Our most recent shareholder report filed with the SEC is for the period ended November 30, 2011. These documents are available on the SEC’s EDGAR system and can be inspected and copied for a fee at the SEC’s public reference room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-5850.

This prospectus supplement and the accompanying prospectus do not contain all of the information in our registration statement, including amendments, exhibits, and schedules. Statements in this prospectus supplement and the accompanying prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference. Additional information about us can be found in our registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our registration statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

FINANCIAL STATEMENTS AS OF AND FOR THE YEAR ENDED NOVEMBER 30, 2010
AND FINANCIAL HIGHLIGHTS FOR THE PERIOD SEPTEMBER 28, 2004
THROUGH NOVEMBER 30, 2004 AND FOR THE FISCAL YEARS ENDED
NOVEMBER 30, 2005 THROUGH 2010

CONTENTS

KAYNE ANDERSON MLP INVESTMENT COMPANY
PORTFOLIO SUMMARY
(UNAUDITED)

Portfolio Investments by Category *

* As a percentage of total investments.

Top 10 Holdings by Issuer

			Percent of Total Investments as of
			November 30,
Holding		Sector	2010	2009

1.	Enterprise Products Partners L.P.	Midstream MLP	9.1%	7.7%

2.	Magellan Midstream Partners, L.P.	Midstream MLP	6.7	7.9

3.	Kinder Morgan Management, LLC	MLP Affiliate	6.5	6.0

4.	Plains All American Pipeline, L.P.	Midstream MLP	5.9	9.1

5.	Inergy, L.P.	Propane MLP	5.3	6.8

6.	Williams Partners L.P.	Midstream MLP	4.9	3.1

7.	MarkWest Energy Partners, L.P.	Midstream MLP	4.9	5.3

8.	Energy Transfer Equity, L.P.	General Partner MLP	3.9	4.4

9.	Energy Transfer Partners, L.P.	Midstream MLP	3.5	4.8

10.	ONEOK Partners, L.P.	Midstream MLP	3.4	2.4

KAYNE ANDERSON MLP INVESTMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

Company Overview

Kayne Anderson MLP Investment Company is a non-diversified, closed-end fund formed in September 2004. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related master limited partnerships and their affiliates (“MLPs”) and in other companies that operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”).

As of November 30, 2010, we had total assets of $3.0 billion, net assets applicable to our common stock of $1.8 billion (net asset value per share of $26.67), and 68.5 million shares of common stock outstanding.

Our investments are principally in equity securities issued by MLPs, but we may also invest in debt securities of MLPs and debt/equity securities of Midstream Energy Companies. As of November 30, 2010, we held $2.9 billion in equity investments and $90.4 million in debt investments.

Results of Operations—For the Three Months Ended November 30, 2010

Investment Income.  Investment income totaled $4.7 million and consisted primarily of net dividends and distributions and interest income on our investments. Interest income was $1.4 million and we received $38.8 million of cash dividends and distributions, of which $35.5 million was treated as return of capital during the period. Return of capital was increased by $1.5 million during the quarter. This increase was related to 2009 tax reporting information that we received in 2010 from the portfolio companies in which we invest. During the quarter, we received $4.3 million of paid-in-kind dividends, which is not included in investment income, but is reflected as an unrealized gain.

Operating Expenses.  Operating expenses totaled $18.5 million, including $9.4 million of investment management fees, $6.5 million of interest expense (including non-cash amortization of debt issuance costs of $0.3 million), and $0.8 million of other operating expenses. Management fees are calculated based on the average total assets under management. Preferred stock distributions for the fourth quarter were $1.7 million (including non-cash amortization of $0.06 million).

Net Investment Loss.  Our net investment loss totaled $7.9 million and included a deferred income tax benefit of $5.9 million.

Net Realized Losses.  We had net realized losses from our investments of $9.2 million, net of $5.3 million of tax benefit. The net loss for the quarter was primarily the result of the disposition of our investments in Clearwater Natural Resources, L.P.

Net Change in Unrealized Gains.  We had net unrealized gains of $234.2 million. The net unrealized gain consisted of $373.9 million of unrealized gains from investments and a deferred tax expense of $139.7 million.

Net Increase in Net Assets Resulting from Operations.  We had an increase in net assets resulting from operations of $217.1 million. This increase is composed of a net investment loss of $7.9 million; net realized losses of $9.2 million; and net unrealized gains of $234.2 million, as noted above.

KAYNE ANDERSON MLP INVESTMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

Results of Operations—For the Year Ended November 30, 2010

Investment Income.  Investment income totaled $19.1 million and consisted primarily of net dividends and distributions and interest income on our investments. Interest income was $4.2 million and we received $137.7 million of cash dividends and distributions, of which $122.8 million was treated as return of capital during the period. Return of capital was increased by $1.5 million related to 2009 tax reporting information that we received in 2010 from the portfolio companies in which we invest. During the year we received $14.5 million of paid-in-kind dividends, which is not included in investment income but is reflected as an unrealized gain.

Operating Expenses.  Operating expenses totaled $61.0 million, including $30.1 million of investment management fees, $23.8 million of interest expense (including non-cash amortization of debt issuance costs of $1.2 million), and $3.3 million of other operating expenses. Management fees are calculated based on the average total assets under management. Preferred stock distributions for the year were $3.8 million (including non-cash amortization of $0.1 million).

Net Investment Loss.  Our net investment loss totaled $26.3 million and included a deferred income tax benefit of $15.6 million.

Net Realized Gains.  We had net realized gains from our investments of $34.3 million, net of $20.3 million of tax expense.

Net Change in Unrealized Gains.  We had net unrealized gains of $487.2 million. The net unrealized gain consisted of $775.4 million of unrealized gains from investments and a deferred tax expense of $288.2 million.

Net Increase in Net Assets Resulting from Operations.  We had an increase in net assets resulting from operations of $495.2 million. This increase is composed of a net investment loss of $26.3 million; net realized gains of $34.3 million; and net unrealized gains of $487.2 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded in part by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash distributions paid by MLPs, (b) paid-in-kind dividends received from MLPs and MLP affiliates (in particular, the two MLP i-shares), (c) interest income from debt securities and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) management fees paid to our investment adviser, (b) other expenses (mostly attributable to fees paid to other service providers), (c) leverage costs, including interest expense and preferred stock distributions and (d) deferred income tax expense/benefit on net investment income/loss.

KAYNE ANDERSON MLP INVESTMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

Net Distributable Income (NDI)
(amounts in millions, except for per share amounts)

Three Months
Ended
November 30,
2010

Distributions and Other Income from Investments
Dividends and Distributions	$38.8
Paid-In-Kind Dividends	4.3
Interest Income	1.4
Net Premiums Received from Call Options Written	2.5

Total Distributions and Other Income from Investments	47.0
Expenses
Investment Management Fee	(9.4)
Other Expenses	(0.8)

Total Management Fee and Other Expenses	(10.2)
Interest Expense	(6.2)
Preferred Stock Distributions	(1.7)
Income Tax Benefit	5.9

Net Distributable Income (NDI)	$34.8

Weighted Shares Outstanding	68.2
NDI per Weighted Share Outstanding	$0.51

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors that include, but are not limited to:

•	NDI generated in the current quarter;

•	Expected NDI over the next twelve months; and

•	Realized and unrealized gains generated by the portfolio.

On December 15, 2010, we declared our quarterly distribution of $0.485 per common share for the period September 1, 2010 through November 30, 2010 for a total of $33.2 million. The distribution was paid on January 14, 2011 to stockholders of record on January 5, 2011. During the fiscal year we paid distributions of $1.92 per common share for a total of $114.1 million to our common stockholders.

KAYNE ANDERSON MLP INVESTMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•	GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•	NDI includes the value of dividends paid-in-kind (i.e., stock dividends), whereas such amounts are not included as investment income for GAAP purposes during the period received, but rather are recorded as unrealized gains upon receipt.

•	Many of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis over the remaining term of the debt security.

•	We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The amount we received from selling call options, less the amount that we pay to repurchase such call option contracts is included in NDI. For GAAP purposes, “income” from call option contracts sold is not included in investment income. See Note 2—Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•	Expenses for purposes of calculating NDI include distributions paid to preferred stockholders.

•	The non-cash amortization of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest and amortization expense for GAAP purposes, but is excluded from our calculation of NDI. Further, write-offs of capitalized debt issuance costs and preferred stock offering costs are excluded from our calculation of NDI, but are included in interest and amortization expense for GAAP purposes.

•	NDI also includes recurring payments (or receipts) on interest rate swap contracts (excluding termination payments) whereas for GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations.

Liquidity and Capital Resources

Total leverage outstanding at November 30, 2010 of $780 million is comprised of $620 million in senior unsecured notes and $160 million in mandatory redeemable preferred stock. At November 30, 2010, we

KAYNE ANDERSON MLP INVESTMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

did not have any borrowings outstanding under our senior unsecured revolving credit facility (“the Credit Facility”). Total leverage represented 26% of total assets at November 30, 2010. As of January 27, 2011, we had $85 million borrowed under our Credit Facility.

The Credit Facility has a $100 million commitment maturing on June 11, 2013. The interest rate may vary between LIBOR plus 1.75% and LIBOR plus 3.00%, depending on our asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.75% based on current asset coverage ratios. We pay a commitment fee of 0.40% per annum on any unused amounts of the Credit Facility. A full copy of our Credit Facility is available on our website, www.kaynefunds.com.

At November 30, 2010, our asset coverage ratios under the Investment Company Act of 1940, as amended (“the 1940 Act”), were 420% and 334% for debt and total leverage (debt plus preferred stock), respectively. We currently target an asset coverage ratio with respect to our debt of 375%, but at times may be above or below our target depending on market conditions.

During fiscal 2010, we completed private placements with institutional investors of $250 million of senior unsecured notes and $160 million of mandatory redeemable preferred stock. During the year, we also completed the redemption of our series D auction rate preferred stock ($75 million).

At November 30, 2010, we had $620 million of senior unsecured notes outstanding with the following maturity dates: $75 million matures in 2011; $60 million matures in 2012; $125 million matures in 2013; $110 million matures in 2014; $125 million matures in 2015; $25 million matures in 2017; $60 million matures in 2020; and $40 million matures in 2022. At November 30, 2010 we had $160 million of mandatory redeemable preferred stock with the following redemption dates: $118 million redeemable in 2017 and $42 million redeemable in 2020.

As of November 30, 2010, our leverage consisted of both fixed rate (88%) and floating rate (12%) obligations. At such date, the weighted average interest rate on our leverage was 4.29%.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2010
(amounts in 000’s, except number of option contracts)

	No. of
Description	Shares/Units	Value

Long-Term Investments—164.2%
Equity Investments(1)—159.2%
Midstream MLP(2)—112.3%
Boardwalk Pipeline Partners, LP	508	$15,743
Buckeye Partners, L.P.	201	13,697
Chesapeake Midstream Partners, L.P.	1,007	28,690
Copano Energy, L.L.C.	3,350	100,257
Crestwood Midstream Partners LP	1,116	29,676
Crosstex Energy, L.P.	2,761	38,462
DCP Midstream Partners, LP	1,554	54,224
Duncan Energy Partners L.P.	414	12,998
Eagle Rock Energy Partners, L.P.	849	6,799
El Paso Pipeline Partners, L.P.	2,763	91,506
Enbridge Energy Partners, L.P.(3)	1,593	96,944
Energy Transfer Partners, L.P.(3)	2,094	106,126
Enterprise Products Partners L.P.(3)	6,524	274,520
Exterran Partners, L.P.	1,627	39,232
Global Partners LP	1,646	42,524
Holly Energy Partners, L.P.	635	32,493
Magellan Midstream Partners, L.P.	3,394	190,058
Magellan Midstream Partners, L.P.—Unregistered (4)	238	13,307
MarkWest Energy Partners, L.P.	3,466	146,703
Martin Midstream Partners L.P.	343	12,608
Niska Gas Storage Partners LLC	847	16,925
ONEOK Partners, L.P.(3)	1,299	102,892
PAA Natural Gas Storage, L.P.	327	7,727
Plains All American Pipeline, L.P. (5)	2,876	176,897
Regency Energy Partners LP	3,796	97,553
Spectra Energy Partners, LP	551	18,696
Sunoco Logistics Partners L.P. (3)	289	23,306
Targa Resources Partners LP	1,260	38,162
TransMontaigne Partners L.P.	714	25,147
Western Gas Partners, LP	1,638	48,786
Williams Partners L.P.	3,149	148,169

		2,050,827

MLP Affiliates(2)—14.3%
Enbridge Energy Management, L.L.C. (6)	1,087	66,221
Kinder Morgan Management, LLC (6)	3,046	194,920

		261,141

General Partner MLP—11.8%
Alliance Holdings GP L.P.	1,097	50,045
Energy Transfer Equity, L.P.	2,808	111,096
Penn Virginia GP Holdings, L.P.	2,161	53,882

		215,023

Propane MLP—8.8%
Inergy, L.P.	2,937	114,606
Inergy, L.P.—Unregistered (4)	1,175	45,692

		160,298

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2010
(amounts in 000’s, except number of option contracts)

			No. of
Description			Shares/Units	Value

Shipping MLP—7.7%
Capital Product Partners L.P.			2,646	$22,255
Navios Maritime Partners L.P.			1,685	31,275
Teekay LNG Partners L.P.			1,182	42,961
Teekay Offshore Partners L.P.			1,536	44,270

				140,761

Midstream & Other—1.9%
CenterPoint Energy, Inc.			50	782
Clearwater Trust (4)(7)(8)			N/A	4,515
Knightsbridge Tankers Ltd			284	6,447
ONEOK, Inc.			196	10,038
Teekay Tankers Ltd.			1,168	13,837

				35,619

Upstream MLP—1.4%
EV Energy Partners, L.P.			254	9,708
Legacy Reserves LP			605	15,795

				25,503

Coal MLP—1.0%
Alliance Resource Partners, L.P.			73	4,542
Natural Resource Partners L.P. (3)			241	7,343
Penn Virginia Resource Partners, L.P.			237	6,463

				18,348

Total Equity Investments (Cost—$1,783,520)				2,907,520

	Interest	Maturity	Principal
	Rate	Date	Amount

Debt Investments—5.0%
Midstream—3.0%
Crestwood Holdings Partners, LLC	(9)	10/1/16	$6,250	6,344
Crosstex Energy, L.P.	8.875%	2/15/18	15,000	15,637
El Paso Corporation	7.750	1/15/32	5,000	5,210
Energy Transfer Equity, L.P.	7.500	10/15/20	7,500	7,763
Genesis Energy, L.P.	7.875	12/15/18	14,500	14,373
Niska Gas Storage Partners LLC	8.875	3/15/18	5,000	5,250

				54,577

Upstream—1.7%
Atlas Energy Resources, LLC	12.125	8/1/17	9,000	11,790
Atlas Energy Resources, LLC	10.750	2/1/18	5,261	6,412
Breitburn Energy Partners L.P.	8.625	10/15/20	6,375	6,359
Linn Energy, LLC	8.625	4/15/20	2,000	2,120
Linn Energy, LLC	7.750	2/1/21	4,000	4,060

				30,741

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2010
(amounts in 000’s, except number of option contracts)

	Interest	Maturity	Principal
Description	Rate	Date	Amount	Value

Coal—0.3%
Penn Virginia Resource Partners, L.P.	8.250%	4/15/18	$5,000	$5,087

Total Debt Investments (Cost—$84,362)				90,405

Total Long-Term Investments (Cost—$1,867,882)				2,997,925

Short-Term Investment—0.9%
Repurchase Agreements—0.9%
J.P. Morgan Securities Inc. (Agreement dated 11/30/10 to be repurchased at $16,320), collateralized by $16,647 in U.S. Treasury securities (Cost—$16,320)	0.130	12/1/10		16,320

Total Investments—165.1% (Cost—$1,884,202)				3,014,245

			No. of
			Contracts

Liabilities
Call Option Contracts Written (10)
Midstream MLP
Enbridge Energy Partners, L.P., call option expiring 12/18/10 @ $60.00			2,000	(200)
Energy Transfer Partners, L.P., call option expiring 12/18/10 @ $50.00			2,750	(289)
Enterprise Products Partners L.P., call option expiring 12/18/10 @ $65.00			1,500	(34)
ONEOK Partners, L.P., call option expiring 12/18/10 @ $80.00			1,500	(90)
Sunoco Logistics Partners L.P., call option expiring 12/18/10 @ $80.00			1,000	(145)

				(758)

Coal MLP
Natural Resource Partners L.P., call option expiring 12/18/10 @ $30.00			800	(64)

Total Call Option Contracts Written (Premiums Received—$1,247)				(822)
Senior Unsecured Notes				(620,000)
Mandatory Redeemable Preferred Stock at liquidation value				(160,000)
Deferred Tax Liability				(390,711)
Other Liabilities				(28,212)

Total Liabilities				(1,199,745)
Other Assets				11,391

Total Liabilities in Excess of Other Assets				(1,188,354)

Net Assets Applicable to Common Stockholders				$1,825,891

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Includes Limited Liability Companies.

(3)	Security or a portion thereof is segregated as collateral on option contracts written.

(4)	Fair valued securities, restricted from public sale. See Notes 2, 3 and 7.

(5)	The Company believes that it is an affiliate of Plains All American, L.P. See Note 5—Agreements and Affiliations.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2010
(amounts in 000’s, except number of option contracts)

(6)	Distributions are paid-in-kind.

(7)	Security is not currently paying cash distributions but is expected to pay cash distributions within the next 12 months.

(8)	On September 28, 2010, the Bankruptcy Court finalized the plan of reorganization of Clearwater Natural Resources, L.P. (“Clearwater”). As part of the plan of reorganization, the Company received an interest in the Creditors Trust of Miller Bros. Coal, LLC (“Clearwater Trust”) consisting of cash and a coal royalty interest as consideration for its unsecured loan to Clearwater. The Company did not receive any consideration for its equity investment in Clearwater or CNR GP Holdco, LLC. The Company believes it is an affiliate of the Clearwater Trust. See Notes 3, 5 and 7.

(9)	Floating rate first lien senior secured term loan. Security pays interest at a rate of LIBOR + 850 basis points, with a LIBOR floor of 2% (10.50% as of November 30, 2010).

(10)	Security is non-income producing.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2010
(amounts in 000’s, except share and per share amounts)

ASSETS
Investments at fair value:
Non-affiliated (Cost—$1,789,197)	$2,816,513
Affiliated (Cost—$78,685)	181,412
Repurchase agreements (Cost—$16,320)	16,320

Total investments (Cost—$1,884,202)	3,014,245
Cash	545
Deposits with brokers	1,081
Receivable for securities sold	900
Interest, dividends and distributions receivable	1,785
Deferred debt issuance and preferred stock offering costs and other assets, net	7,080

Total Assets	3,025,636

LIABILITIES
Payable for securities purchased	5,644
Investment management fee payable	9,365
Accrued directors’ fees and expenses	54
Call option contracts written (Premiums received—$1,247)	822
Accrued expenses and other liabilities	13,149
Deferred tax liability	390,711
Senior Unsecured Notes	620,000
Mandatory Redeemable Preferred Stock, $25.00 liquidation value per share (6,400,000 shares issued and outstanding)	160,000

Total Liabilities	1,199,745

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,825,891

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (68,471,401 shares issued and outstanding, 199,990,000 shares authorized)	$68
Paid-in capital	1,227,330
Accumulated net investment loss, net of income taxes, less dividends	(195,858)
Accumulated realized gains on investments, options, and interest rate swap contracts, net of income taxes	85,462
Net unrealized gains on investments and options, net of income taxes	708,889

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,825,891

NET ASSET VALUE PER COMMON SHARE	$26.67

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2010
(amounts in 000’s)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$126,929
Affiliated investments	10,801

Total dividends and distributions	137,730
Return of capital	(122,822)

Net dividends and distributions	14,908
Interest	4,189

Total Investment Income	19,097

Expenses
Investment management fees	30,104
Administration fees	948
Professional fees	690
Custodian fees	279
Reports to stockholders	286
Directors’ fees and expenses	224
Insurance	186
Other expenses	741

Total Expenses—Before Interest Expense, Preferred Distributions and Taxes	33,458
Interest expense and amortization of debt issuance costs	23,789
Distributions on mandatory redeemable preferred stock and amortization of offering costs	3,777

Total Expenses—Before Taxes	61,024

Net Investment Loss—Before Taxes	(41,927)
Deferred tax benefit	15,585

Net Investment Loss	(26,342)

REALIZED AND UNREALIZED GAINS/(LOSSES)
Net Realized Gains/(Losses)
Investments—Non-affiliated	136,875
Investments—Affiliated	(83,028)
Options	1,475
Payments on interest rate swap contracts	(664)
Deferred tax expense	(20,318)

Net Realized Gains	34,340

Net Change in Unrealized Gains
Investments—Non-affiliated	651,936
Investments—Affiliated	121,993
Options	1,307
Interest rate swap contracts	205
Deferred tax expense	(288,257)

Net Change in Unrealized Gains	487,184

Net Realized and Unrealized Gains	521,524

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	495,182
Distributions on Auction Rate Preferred Stock	(177)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$495,005

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s, except share amounts)

	For the Fiscal Year Ended
	November 30,
	2010	2009

OPERATIONS
Net investment loss, net of tax (1)	$(26,342)	$(15,388)
Net realized gains/(losses), net of tax	34,340	(18,431)
Net change in unrealized gains, net of tax	487,184	369,027

Net Increase in Net Assets Resulting from Operations	495,182	335,208

DIVIDENDS/DISTRIBUTIONS TO AUCTION RATE PREFERRED STOCKHOLDERS (1)(2)
Dividends	(177)	—
Distributions—return of capital	—	(539)

Dividends/Distributions to Preferred Stockholders	(177)	(539)

DIVIDENDS/DISTRIBUTIONS TO COMMON STOCKHOLDERS (2)
Dividends	(49,829)	—
Distributions—return of capital	(64,293)	(89,586)

Dividends/Distributions to Common Stockholders	(114,122)	(89,586)

CAPITAL STOCK TRANSACTIONS
Proceeds from common stock offerings of 15,846,650 and 6,223,700 shares of common stock, respectively	396,211	126,030
Underwriting discounts and offering expenses associated with the issuance of common stock	(15,169)	(5,524)
Issuance of 1,045,210 and 1,179,655 shares of common stock from reinvestment of distributions, respectively	25,689	21,532

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	406,731	142,038

Total Increase in Net Assets Applicable to Common Stockholders	787,614	387,121

NET ASSETS ATTRIBUTABLE TO COMMON STOCKHOLDERS
Beginning of year	1,038,277	651,156

End of year	$1,825,891	$1,038,277

(1)	Distributions on the Company’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2—Significant Accounting Policies. Distributions in the amount of $3,644 paid to mandatory redeemable preferred stockholders for the fiscal year ended November 30, 2010 were characterized as dividend income for such holders. This characterization is based on the Company’s earnings and profits.

(2)	The information presented in each of these items is a characterization of a portion of the total dividends and distributions paid to auction rate preferred stockholders and common stockholders for the fiscal years ended November 30, 2010 and 2009 as either dividends (ordinary income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF CASH FLOWS
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2010
(amounts in 000’s)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$495,182
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net deferred tax expense	292,990
Return of capital distributions	122,822
Net realized gains	(54,658)
Unrealized gains	(775,441)
Amortization of bond discount, net	7
Purchase of investments	(1,117,089)
Proceeds from sale of investments	414,822
Purchase of short-term investments, net	(9,980)
Increase in deposits with brokers	(528)
Increase in receivable for securities sold	(130)
Increase in interest, dividends and distributions receivable	(891)
Decrease in income tax receivable	63
Amortization of deferred debt issuance costs	1,240
Amortization of mandatory redeemable preferred stock issuance costs	133
Increase in other assets, net	(14)
Increase in payable for securities purchased	116
Increase in investment management fee payable	4,385
Increase in accrued directors’ fees and expenses	10
Increase in option contracts written, net	752
Increase in accrued expenses and other liabilities	4,877

Net Cash Used in Operating Activities	(621,332)

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of shares of common stock, net of offering costs	381,043
Proceeds from issuance of senior unsecured notes	250,000
Proceeds from issuance on mandatory redeemable preferred stock	160,000
Redemption of auction rate preferred stock	(75,000)
Offering costs associated with the mandatory redeemable preferred stock	(2,282)
Offering costs associated with revolving credit facility	(1,183)
Offering costs associated with issuance of senior unsecured notes	(2,090)
Cash distributions paid to auction rate preferred stockholders	(177)
Cash distributions paid to common stockholders	(88,434)

Net Cash Provided by Financing Activities	621,877

NET INCREASE IN CASH	545
CASH—BEGINNING OF YEAR	—

CASH—END OF YEAR	$545

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $25,689 pursuant to the Company’s dividend reinvestment plan. During the fiscal year ended November 30, 2010, the Company received federal and state income tax refunds of $76 and interest paid was $21,642.
The Company received $14,489 paid-in-kind dividends during the fiscal year ended November 30, 2010. See Note 2—Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

							For the Period
	For the Fiscal Year Ended						September 28, 2004 (1)
	November 30,						through
	2010	2009	2008	2007	2006	2005	November 30, 2004

Per Share of Common Stock (2)
Net asset value, beginning of period	$20.13	$14.74	$30.08	$28.99	$25.07	$23.91	$23.70	(3)
Net investment income/(loss) (4)	(0.44)	(0.33)	(0.73)	(0.73)	(0.62)	(0.17)	0.02
Net realized and unrealized gain/(loss)	8.72	7.50	(12.56)	3.58	6.39	2.80	0.19

Total income/(loss) from operations	8.28	7.17	(13.29)	2.85	5.77	2.63	0.21

Auction Rate Preferred Dividends (4)(5)	—	—	—	(0.10)	—	(0.05)	—
Auction Rate Preferred Distributions—return of capital (5)	—	(0.01)	(0.10)	—	(0.10)	—	—

Total dividends and distributions—Auction Rate Preferred	—	(0.01)	(0.10)	(0.10)	(0.10)	(0.05)	—

Common Dividends (5)	(0.84)	—	—	(0.09)	—	(0.13)	—
Common Distributions—return of capital (5)	(1.08)	(1.94)	(1.99)	(1.84)	(1.75)	(1.37)	—

Total dividends and distributions—Common	(1.92)	(1.94)	(1.99)	(1.93)	(1.75)	(1.50)	—

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—	—	—	—	—	(0.03)	—
Effect of issuance of common stock	0.16	0.12	—	0.26	—	0.11	—
Effect of shares issued in reinvestment of dividends	0.02	0.05	0.04	0.01	—	—	—

Total capital stock transactions	0.18	0.17	0.04	0.27	—	0.08	—

Net asset value, end of period	$26.67	$20.13	$14.74	$30.08	$28.99	$25.07	$23.91

Market value per share of common stock, end of period	$28.49	$24.43	$13.37	$28.27	$31.39	$24.33	$24.90

Total investment return based on common stock market value (6)	26.0%	103.0%	(48.8)%	(4.4)%	37.9%	3.7%	(0.4	)% (7)
Supplemental Data and Ratios (8)
Net assets applicable to common stockholders, end of period	$1,825,891	$1,038,277	$651,156	$1,300,030	$1,103,392	$932,090	$792,836
Ratio of Expenses to Average Net Assets
Management fees	2.1%	2.1%	2.2%	2.3%	3.2%	1.2%	0.8%
Other expenses	0.2	0.4	0.3	0.2	0.2	0.3	0.4

Subtotal	2.3	2.5	2.5	2.5	3.4	1.5	1.2
Interest expense and distributions on mandatory redeemable preferred stock	1.9	2.5	3.4	2.3	1.7	0.8	0.0
Income tax expense	20.5	25.4	— (9)	3.5	13.8	6.4	3.5

Total expenses	24.7%	30.4%	5.9%	8.3%	18.9%	8.7%	4.7%

Ratio of net investment income/(loss) to average net assets	(1.8)%	(2.0)%	(2.8)%	(2.3)%	(2.4)%	(0.7)%	0.5%
Net increase/(decrease) in net assets to common stockholders resulting from operations to average net assets	34.6%	43.2%	(51.2)%	7.3%	21.7%	10.0%	0.9	% (7)
Portfolio turnover rate	18.7%	28.9%	6.7%	10.6%	10.0%	25.6%	11.8	% (7)
Average net assets	$1,432,266	$774,999	$1,143,192	$1,302,425	$986,908	$870,672	$729,280
Senior Unsecured Notes outstanding, end of period	620,000	370,000	304,000	505,000	320,000	260,000	—
Revolving credit facility outstanding, end of period	—	—	—	97,000	17,000	—	—
Auction Rate Preferred Stock, end of period	—	75,000	75,000	75,000	75,000	75,000	—
Mandatory Redeemable Preferred Stock, end of period	160,000	—	—	—	—	—	—
Average shares of common stock outstanding	60,762,952	46,894,632	43,671,666	41,134,949	37,638,314	34,077,731	33,165,900
Asset coverage of total debt (10)	420.3%	400.9%	338.9%	328.4%	449.7%	487.3%	—
Asset coverage of total leverage (debt and preferred stock) (11)	334.1%	333.3%	271.8%	292.0%	367.8%	378.2%	—
Average amount of borrowings per share of common stock during the period (2)	$7.70	$6.79	$11.52	$12.14	$8.53	$5.57	—

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

(1)	Commencement of operations.

(2)	Based on average shares of common stock outstanding.

(3)	Initial public offering price of $25.00 per share less underwriting discounts of $1.25 per share and offering costs of $0.05 per share.

(4)	Distributions on the Company’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2— Significant Accounting Policies. Distributions paid to mandatory redeemable preferred stockholders for the fiscal year ended November 30, 2010 were characterized as dividend income for such holders. This characterization is based on the Company’s earnings and profits.

(5)	The information presented is a characterization of the total distributions paid and to preferred stockholders and common stockholders as either a dividend (ordinary income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(6)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(7)	Not annualized.

(8)	Unless otherwise noted, ratios are annualized for periods of less than one full year.

(9)	For the year ended November 30, 2008, the Company accrued deferred income tax benefits of $339,991 (29.7% of average net assets) primarily related to unrealized losses on investments. Realization of a deferred tax benefit is dependent on whether there will be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. No deferred income tax benefit has been included for the purpose of calculating total expense.

(10)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior notes or any other senior securities representing indebtedness and mandatory redeemable preferred stock divided by the aggregate amount of senior notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the revolving credit facility is considered a senior security representing indebtedness.

(11)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior notes, any other senior securities representing indebtedness and preferred stock divided by the aggregate amount of senior notes, any other senior securities representing indebtedness and preferred stock. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional preferred stock if at the time of such declaration or incurrence, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its mandatory redeemable preferred stock, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the revolving credit facility is considered a senior security representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2010
(amounts in 000’s, except option contracts, share and per share amounts)

1.	Organization

Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.”

2.	Significant Accounting Policies

A. Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents—Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts and repurchase agreements. Cash and cash equivalents are carried at cost, which approximates fair value.

C. Calculation of Net Asset Value—The Company determines its net asset value no less frequently than as of the last day of each month based on the most recent close of regular session trading on the NYSE, and makes its net asset value available for publication monthly. Currently, the Company calculates its net asset value on a weekly basis. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable, current, deferred and other accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation—Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by the mean of the bid and ask prices provided by the syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Company may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS—(Continued)
(amounts in 000’s, except option contracts, share and per share amounts)

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are initially valued by KA Fund Advisors, LLC (“KAFA” or the “Adviser”) investment professionals responsible for the portfolio investments.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of KAFA. Such valuations generally are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) or the Board of Directors on a quarter basis, and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee meets on or about the end of each quarter to consider new valuations presented by KAFA, if any, which were made in accordance with the valuation procedures in such quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of KAFA, the Board of Directors, or the Valuation Committee itself. All valuation determinations of the Valuation Committee are subject to ratification by the Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the fair value of the publicly traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, KAFA may determine an applicable discount in accordance with a methodology approved by the Valuation Committee.

At November 30, 2010, the Company held 3.5% of its net assets applicable to common stockholders (2.1% of total assets) in securities valued at fair value, as determined pursuant to procedures adopted by the Board of Directors, with fair value of $63,514. See Note 7—Restricted Securities.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS—(Continued)
(amounts in 000’s, except option contracts, share and per share amounts)

E. Repurchase Agreements—The Company has agreed to purchase securities from financial institutions, subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with which the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

F. Short Sales—A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

All short sales are fully collateralized. The Company maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company segregates an equivalent amount of securities owned as collateral while the short sale is outstanding. At November 30, 2010, the Company had no open short sales.

G. Security Transactions—Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

H. Return of Capital Estimates—Distributions received from the Company’s investments in MLPs generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS—(Continued)
(amounts in 000’s, except option contracts, share and per share amounts)

The following table sets forth the Company’s estimated total return of capital portion of the distributions received from its investments. The return of capital portion of the distributions is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments and increases Net Realized Gains and Net Change in Unrealized Gains.

Fiscal Year
Ended
November 30,
2010

Return of capital portion of distributions received	89%
Return of capital—attributable to Net Realized Gains	$25,716
Return of capital—attributable to Net Change in Unrealized Gains	97,106

Total return of capital	$122,822

For the fiscal year ended November 30, 2010, the Company estimated the return of capital portion of distributions received to be $121,268 or 88%. This amount was increased by $1,554 attributable to 2009 tax reporting information received by the Company in fiscal 2010. The tax reporting information was used to adjust the Company’s prior year return of capital estimate. As a result, the return of capital percentage for the year ended November 30, 2010 was 89%.

I. Investment Income—The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established. During the year ended November 30, 2010, the Company did not have a reserve against interest income, since all interest income accrued is expected to be received.

Many of the Company’s debt securities were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of premiums are based on the effective interest method. The amount of these non-cash adjustments can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company receives paid-in-kind dividends in the form of additional units from its investment in Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC. The additional units are not reflected in investment income during the period received but are recorded as unrealized gains. During the fiscal year ended November 30, 2010, the Company received the following stock dividends from Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS—(Continued)
(amounts in 000’s, except option contracts, share and per share amounts)

Fiscal Year
Ended
November 30,
2010

Enbridge Energy Management, L.L.C.	$3,585
Kinder Morgan Management, LLC	10,904

Total stock dividends	$14,489

J. Distributions to Stockholders—Distributions to common stockholders are recorded on the ex-dividend date. Distributions to mandatory redeemable preferred stockholders are accrued on a daily basis as described in Note 12—Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, the Company includes the accrued distributions on its mandatory redeemable preferred stock as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Company’s mandatory redeemable preferred stock are treated as dividends or distributions.

The estimated characterization of the distributions paid to preferred and common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the preferred and common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

K. Partnership Accounting Policy—The Company records its pro rata share of the income/(loss) and capital gains/(losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

L. Federal and State Income Taxation—The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS—(Continued)
(amounts in 000’s, except option contracts, share and per share amounts)

estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2010, the Company does not have any interest or penalties associated with the underpayment of any income taxes. All tax years since inception remain open and subject to examination by tax jurisdictions.

M. Derivative Financial Instruments—The Company may utilize derivative financial instruments in its operations.

Interest Rate Swap Contracts.  The Company may use interest rate swap contracts to hedge against increasing interest expense on its leverage resulting from increases in short term interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period and amounts accrued under the agreements included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8—Derivative Financial Instruments.

Option Contracts.  The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The Company would ordinarily realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price.

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS—(Continued)
(amounts in 000’s, except option contracts, share and per share amounts)

realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8—Derivative Financial Instruments.

N. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Fair Value

As required by the Fair Value Measurement and Disclosures of the FASB Accounting Standards Codification, the Company has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1—Quoted unadjusted prices for identical instruments in active markets to which the Company has access at the date of measurement.

•	Level 2—Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•	Level 3—Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS—(Continued)
(amounts in 000’s, except option contracts, share and per share amounts)

The following table presents the Company’s assets measured at fair value at November 30, 2010. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment. For instance, the Company’s repurchase agreements, which are collateralized by U.S. Treasury notes, are generally high quality and liquid; however, the Company reflects these repurchase agreements as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

		Quoted Prices in	Prices with Other	Unobservable
		Active Markets	Observable Inputs	Inputs
	Total	(Level 1)	(Level 2)	(Level 3) (1)

Assets at Fair Value
Equity investments	$2,907,520	$2,844,006	$—	$63,514
Debt investments	90,405	—	90,405	—
Repurchase agreements	16,320	—	16,320	—

Total assets at fair value	$3,014,245	$2,844,006	$ 106,725	$ 63,514

Liabilities at Fair Value
Call option contracts written	$822	$—	$822	$—

(1)	The Company’s investments in Level 3 represent its investments in Magellan Midstream Partners, L.P., Inergy Holdings, L.P., and the Clearwater Trust as more fully described in Note 7—Restricted Securities.

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the fiscal year ended November 30, 2010.

Long-Term
Assets at Fair Value Using Unobservable Inputs (Level 3)	Investments

Balance—November 30, 2009	$4,080
Transfers out of Level 3 (1)	(4,080)
Realized gains/(losses)	—
Unrealized gains, net	14,137
Purchases, issuances or settlements (1)	49,377

Balance—November 30, 2010	$63,514

(1)	On September 28, 2010, the Bankruptcy Court finalized the plan of reorganization of Clearwater. As part of the plan of reorganization, the Company received an interest in the Clearwater Trust consisting of cash and a coal royalty interest as consideration for its unsecured loan to Clearwater. The transfers out of level 3 consist of the Company’s unsecured loan investment in Clearwater. Purchases, issuances or settlements includes the Company’s interest in the Clearwater Trust in the amount of $4,515.

The $14,137 of unrealized gains presented in the table above for the fiscal year ended November 30, 2010 related to investments that are still held at November 30, 2010, and the Company includes these unrealized gains on the Statement of Operations—Net Change in Unrealized Gains.

The Company did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at November 30, 2010 or at November 30, 2009.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS—(Continued)
(amounts in 000’s, except option contracts, share and per share amounts)

In January 2010, the FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.

The disclosures for reporting periods beginning after December 15, 2009 relate to disclosing both the amounts of significant transfers between Level 1 and Level 2 and the reasons for the transfers. For the year ended November 30, 2010, there were no transfers between Level 1 and Level 2. The disclosures for reporting periods beginning after December 15, 2010 relate to presenting separately the Level 3 purchases, sales, issuances and settlements on a gross basis instead of one net amount. Management will continue to evaluate the impact ASU No. 2010-6 for the required disclosures effective for fiscal years beginning after December 15, 2010.

4.	Concentration of Risk

The Company’s investment objective is to obtain a high after-tax total return with an emphasis on current income paid to its stockholders. Under normal circumstances, the Company intends to invest at least 85% of its total assets in securities of MLPs and other Midstream Energy Companies, and to invest at least 80% of its total assets in MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Company is derived from investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations. The Company may invest up to 15% of its total assets in any single issuer and a decline in value of the securities of such an issuer could significantly impact the net asset value of the Company. The Company may invest up to 20% of its total assets in debt securities, which may include below investment grade securities. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

5.	Agreements and Affiliations

A. Administration Agreement—The Company has entered into an administration agreement with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the administration agreement, Ultimus will provide certain administrative services for the Company. The administration agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the administration agreement.

B. Investment Management Agreement—The Company has entered into an investment management agreement with KAFA under which the Adviser, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser receives a management fee from the Company. On June 15, 2010, the Company renewed its agreement with the Adviser for a period of one year. The agreement may be renewed annually upon approval of the Company’s Board of Directors. For the fiscal year ended November 30, 2010, the Company paid management fees at an annual rate of 1.375% of average total assets.

For purposes of calculating the management fee, the Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to or proceeds from the Company’s use of

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS—(Continued)
(amounts in 000’s, except option contracts, share and per share amounts)

preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid distributions on any outstanding common stock and accrued and unpaid distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies—From time to time, the Company may “control” or may be an “affiliate” of one or more portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there is significant ambiguity in the application of existing Securities and Exchange Commission (“SEC”) staff interpretations of the term “voting security” to complex structures such as limited partnership interests of the kind in which the Company invests. As a result, it is possible that the SEC staff may consider that certain securities investments in limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the Company may be regarded as a person affiliated with and controlling the issuers(s) of those securities for purposes of Section 17 of the 1940 Act.

In light of the ambiguity of the definition of voting securities, the Company does not intend to treat any class of limited partnership interests that it holds as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Company has an economic interest of sufficient size that otherwise gives it the de facto power to exercise a controlling influence over the partnership. The Company believes this treatment is appropriate given that the general partner controls the partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.

Clearwater Trust—At November 30, 2010, the Company held approximately 61% of the Clearwater Trust. The Company believes that it is an “affiliate” of the trust under the 1940 Act by virtue of its majority interest in the trust.

Plains All American Pipeline, L.P.—Robert V. Sinnott is chief executive officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC, the general partner of Plains All American Pipeline, L.P. Members of senior management and various advisory clients of KACALP and KAFA indirectly own units of Plains All American GP LLC. Various advisory clients of KACALP and KAFA, including the Company, own units in Plains All American Pipeline, L.P. The Company believes that it is an affiliate of Plains All American Pipeline, L.P. under the 1940 Act. The Company does not believe that it is an affiliate of PAA Natural Gas Storage, L.P. based on the current facts and circumstances.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS—(Continued)
(amounts in 000’s, except option contracts, share and per share amounts)

6.	Income Taxes

Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses. Components of the Company’s deferred tax assets and liabilities as of November 30, 2010 are as follows:

Deferred tax assets:
Net operating loss carryforwards—Federal	$46,130
Net operating loss carryforwards—State	3,769
Capital loss carryforwards	44,361
Other	105
Deferred tax liabilities:
Net unrealized gains on investment securities, interest rate swap contracts and option contracts	(476,335)
Basis reductions resulting from estimated return of capital	(8,741)

Total net deferred tax liability	$(390,711)

At November 30, 2010, the Company had federal net operating loss carryforwards of $136,000 (deferred tax asset of $46,130). Realization of the deferred tax assets and net operating loss carryforwards are dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforwards. If not utilized, $24,287, $52,182, $26,118 and $33,413 of the net operating loss carryforward will expire in 2026, 2027, 2028 and 2029, respectively. As of November 30, 2010, the Company had federal and state capital loss carryforwards of approximately $119,936 (deferred tax asset of $44,361). If not utilized, $50,267, $67,669 and $2,000 loss carryforwards will expire in 2013, 2014 and 2015, respectively. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. In addition, the Company has state net operating losses of $122,480 (deferred tax asset of $3,769). These state net operating losses begin to expire in 2011 through 2029.

Although the Company currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized, as the expiration dates for the federal capital and operating loss carryforwards range from five to nineteen years.

Based on the Company’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s deferred tax assets. The Company will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS—(Continued)
(amounts in 000’s, except option contracts, share and per share amounts)

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment loss and realized and unrealized gains (losses) on investments and interest rate swap contracts before taxes for the fiscal year ended November 30, 2010, as follows:

Fiscal Year
Ended
November 30,
2010

Computed expected federal income tax	$275,861
State income tax, net of federal tax expense	15,837
Non-deductible distributions on mandatory redeemable preferred stock and other	1,292

Total income tax expense	$292,990

At November 30, 2010, the cost basis of investments for federal income tax purposes was $1,729,285, and the net cash received on option contracts written was $1,247. The cost basis of investments includes a $154,917 reduction in basis attributable to the Company’s portion of the allocated losses from its MLP investments. At November 30, 2010, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$1,285,690
Gross unrealized depreciation of investments (including options)	(305)

Net unrealized appreciation of investments before tax	1,285,385

Net unrealized appreciation of investments after tax	$809,793

7.	Restricted Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS—(Continued)
(amounts in 000’s, except option contracts, share and per share amounts)

At November 30, 2010, the Company held the following restricted investments:

				Number of
				Units,			Percent	Percent
		Acquisition	Type of	Principal ($)	Cost	Fair	of Net	of Total
Investment	Security	Date	Restriction	(in 000s)	Basis	Value	Assets	Assets

Level 3 Investments (1)
Clearwater Trust	Trust	(2)	(3)	N/A	$4,515	$4,515	0.3%	0.2%
Inergy Holdings, L.P.	Common Units	6/15/10	(4)	1,175	34,066	45,692	2.5	1.5
Magellan Midstream Partners, L.P.	Common Units	6/10/10	(4)	238	9,546	13,307	0.7	0.4

Total					$48,127	$63,514	3.5%	2.1%

Level 2 Investments (5)
Breitburn Energy Partners L.P.	Senior Notes	10/1/10	(4)	$6,375	$6,453	$6,359	0.4%	0.2%
Crestwood Holdings Partners, LLC	Bank Loan	9/29/10	(3)	6,250	6,128	6,344	0.3	0.2
Genesis Energy, L.P.	Senior Notes	11/12/10	(4)	14,500	14,500	14,373	0.8	0.5
Linn Energy, LLC	Senior Notes	7/21/10	(4)	2,000	2,110	2,120	0.1	0.1
Linn Energy, LLC	Senior Notes	9/8/10	(4)	4,000	3,930	4,060	0.2	0.1
Niska Gas Storage Partners LLC	Senior Notes	2/26/10	(4)	5,000	5,021	5,250	0.3	0.2

Total					$38,142	$38,506	2.1%	1.3%

Total of all restricted securities					$86,269	$102,020	5.6%	3.4%

(1)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2—Significant Accounting Policies.

(2)	On September 28, 2010, the Bankruptcy Court finalized the plan of reorganization of Clearwater. As part of the plan of reorganization, the Company received an interest in the Clearwater Trust consisting of cash and a coal royalty interest as consideration for its unsecured loan to Clearwater. The Company did not receive any consideration for its equity investment in Clearwater or CNR GP Holdco, LLC. See Notes 3 and 5.

(3)	Unregistered security of a private company.

(4)	Unregistered security of a public company.

(5)	These securities have a fair market value determined by the mean of the bid and ask prices provided by a syndicate bank, principal market maker or an independent pricing service as more fully described in Note 2—Significant Accounting Policies. These securities have limited trading volume and are not listed on a national exchange.

8.	Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification, below are the derivative instruments and hedging activities of the Company. See Note 2—Significant Accounting Policies.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS—(Continued)
(amounts in 000’s, except option contracts, share and per share amounts)

Option Contracts—Transactions in option contracts for the fiscal year ended November 30, 2010 were as follows:

	Number of
	Contracts	Premium

Put Options Purchased
Options outstanding at beginning of year	1,386	$89
Options purchased	1,000	21
Options expired	(2,386)	(110)

Options outstanding at end of year	—	$—

Call Options Written
Options outstanding at beginning of year	7,000	$584
Options written	63,417	6,327
Options subsequently repurchased (1)	(25,936)	(2,368)
Options exercised	(33,405)	(3,209)
Options expired	(1,526)	(87)

Options outstanding at end of year	9,550	$1,247

(1)	The price at which the Company subsequently repurchased the options was $870, which resulted in a realized gain of $1,498.

Interest Rate Swap Contracts—The Company may enter into interest rate swap contracts to partially hedge itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in future interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the Company could be required to make a termination payment. As of November 30, 2010, the Company did not have any interest rate swap contracts outstanding.

The following table sets forth the fair value of the Company’s derivative instruments on the Statement of Assets and Liabilities.

Derivatives Not Accounted for as		Fair Value as of
Hedging Instruments	Statement of Assets and Liabilities Location	November 30, 2010

Call options	Call option contracts written	$822

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS—(Continued)
(amounts in 000’s, except option contracts, share and per share amounts)

The following table sets forth the effect of the Company’s derivative instruments on the Statement of Operations.

		For the Fiscal Year
		Ended November 30, 2010
			Change in
		Net Realized	Unrealized
	Location of Gains/(Losses) on	Gains/(Losses) on	Gains/(Losses) on
	Derivatives	Derivatives	Derivatives
Derivatives Not Accounted for as	Recognized in	Recognized in	Recognized in
Hedging Instruments	Income	Income	Income

Put options	Options	$(111)	$75
Call options	Options	1,586	1,232
Interest rate swap contracts	Interest rate swap contracts	(664)	205

		$811	$1,512

9.	Investment Transactions

For the fiscal year ended November 30, 2010, the Company purchased and sold securities in the amounts of $1,117,089 and $414,822 (excluding short-term investments, options and interest rate swaps), respectively.

10.	Revolving Credit Facility

On June 11, 2010, the Company entered into a new $100,000 unsecured revolving credit facility (the “Credit Facility”) with a syndicate of lenders. The Credit Facility has a three-year commitment maturing on June 11, 2013. The interest rate may vary between LIBOR plus 1.75% to LIBOR plus 3.00%, depending on the Company’s asset coverage ratios. Outstanding loan balances will accrue interest daily at a rate equal to one-month LIBOR plus 1.75% based on current asset coverage ratios. The Company will pay a fee of 0.40% on any unused amounts of the Credit Facility. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

For the fiscal year ended November 30, 2010, the average amount outstanding under the Credit Facility was $26,511 with a weighted average interest rate of 2.61%. As of November 30, 2010, the Company had no outstanding borrowings on the Credit Facility.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS—(Continued)
(amounts in 000’s, except option contracts, share and per share amounts)

11.	Senior Unsecured Notes

At November 30, 2010 , the Company had $620,000, aggregate principal amount, of senior unsecured fixed and floating rate notes (the “Senior Unsecured Notes”) outstanding.

The table below sets forth the key terms of each series of the Senior Unsecured Notes.

	Principal		Principal	Estimated Fair
	Outstanding,		Outstanding,	Value,
	November 30,	Principal	November 30,	November 30,	Fixed/Floating
Series	2009	Issued	2010	2010	Interest Rate	Maturity

G	$75,000	—	$75,000	$77,700	5.645%	6/19/2011
I	60,000	—	60,000	64,300	5.847%	6/19/2012
K	125,000	—	125,000	137,900	5.991%	6/19/2013
M	60,000	—	60,000	64,200	4.560%	11/4/2014
N	50,000	—	50,000	50,300	3-month LIBOR + 185 bps	11/4/2014
O	—	$65,000	65,000	68,800	4.210%	5/7/2015
P	—	45,000	45,000	45,200	3-month LIBOR + 160 bps	5/7/2015
Q	—	15,000	15,000	15,100	3.230%	11/9/2015
R	—	25,000	25,000	24,900	3.730%	11/9/2017
S	—	60,000	60,000	59,800	4.400%	11/9/2020
T	—	40,000	40,000	40,300	4.500%	11/9/2022

	$370,000	$250,000	$620,000	$648,500

Holders of the fixed rate Senior Unsecured Notes (Series G, Series I, Series K, Series M, Series O, Series Q, Series R, Series S, and Series T ) are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. Holders of the floating rate Senior Unsecured Notes (Series N and Series P) are entitled to receive cash interest payments quarterly (on March 19, June 19, September 19 and December 19) at the floating rate equal to 3-month LIBOR plus 1.85% and 3-month LIBOR plus 1.60%, respectively. During the period, the average principal balance outstanding was $441,123 with a weighted average interest rate of 4.88%.

The Senior Unsecured Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Senior Unsecured Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Senior Unsecured Notes, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Senior Unsecured Notes would be less than 300%.

The Senior Unsecured Notes are redeemable in certain circumstances at the option of the Company. The Senior Unsecured Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS—(Continued)
(amounts in 000’s, except option contracts, share and per share amounts)

The Senior Unsecured Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

At November 30, 2010, the Company was in compliance with all covenants under the Senior Unsecured Notes agreements.

12.	Preferred Stock

At November 30, 2010, the Company had 6,400,000 shares of mandatory redeemable preferred stock outstanding, with a liquidation value of $160,000.

The table below sets forth the key terms of each series of the mandatory redeemable preferred stock.

			Estimated Fair
			Value,
		Liquidation	November 30,		Mandatory
Series	Shares (1)	Value	2010	Rate	Redemption Date

A	4,400,000	$110,000	$117,300	5.57%	5/7/2017
B	320,000	8,000	8,000	4.53%	11/9/2017
C	1,680,000	42,000	42,000	5.20%	11/9/2020

	6,400,000	$160,000	$167,300

(1)	Each share has a $25 liquidation value.

Holders of the mandatory redeemable preferred stock are entitled to receive cumulative cash distribution payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30). If the rating provided by Fitch Ratings falls below A (or the equivalent rating of another nationally recognized agency), the annual distribution rate on the mandatory redeemable preferred stock will increase between 0.5% and 4.0%, depending on the rating. The annual distribution rate will increase by 4.0% if no ratings are maintained and the distribution rate will increase by 5.0% if the Company fails to make quarterly distribution or certain other payments.

The mandatory redeemable preferred stock rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The mandatory redeemable preferred stock is redeemable in certain circumstances at the option of the Company and are also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

Under the terms of the mandatory redeemable preferred stock, the Company may not declare dividends or pay other distributions on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the mandatory redeemable preferred stock have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS—(Continued)
(amounts in 000’s, except option contracts, share and per share amounts)

mandatory redeemable preferred stock or the holders of common stock. The holders of the mandatory redeemable preferred stock, voting separately as a single class, have the right to elect at least two directors of the Company.

At November 30, 2010, the Company was in compliance with the asset coverage and basic maintenance requirements of its mandatory redeemable preferred stock.

13.	Common Stock

The Company has 199,990,000 shares of common stock authorized and 68,471,401 shares outstanding at November 30, 2010. As of that date, KACALP owned 4,000 shares. Transactions in common shares for the fiscal year ended November 30, 2010 were as follows:

Shares outstanding at November 30, 2009	51,579,541
Shares issued through reinvestment of distributions	1,045,210
Shares issued in connection with offerings of common stock (1)	15,846,650

Shares outstanding at November 30, 2010	68,471,401

(1)	On January 20, 2010, the Company closed its public offering of 6,291,600 shares of common stock at a price of $23.61 per share. Total net proceeds from the offering were $142,431 and were used by the Company to make additional portfolio investments that are consistent with the Company’s investment objective, and for general corporate purposes.

On June 10 and June 15, 2010, the Company completed two private placements of unregistered common stock to members of senior management of Magellan Midstream Partners, L.P. (“MMP”) and Inergy Holdings, L.P (“NRGP”), respectively. The Company issued a total of 1,511,173 shares at an average price of $23.90 per share. Simultaneous with the issuance of the Company’s common stock, the Company purchased $35,000 of NRGP common units and $9,862 of MMP common units owned by such members of senior management.

On August 11, 2010, the Company closed its public offering of 7,250,000 shares of common stock at a price of $26.30 per share. Total net proceeds from the offering were $182,921 and were used by the Company to make additional portfolio investments that are consistent with the Company’s investment objective, and for general corporate purposes.

14.	Subsequent Events

On December 15, 2010, the Company declared its quarterly distribution of $0.485 per common share for the period September 1, 2010 through November 30, 2010 for a total of $33,209. The distribution was paid on January 14, 2011 to stockholders of record on January 5, 2011. Of this total, pursuant to the Company’s dividend reinvestment plan, $6,933 was reinvested into the Company through the issuance of 242,080 shares of common stock.

KAYNE ANDERSON MLP INVESTMENT COMPANY
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Kayne Anderson MLP Investment Company

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets applicable to common stockholders and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Kayne Anderson MLP Investment Company (the “Company”) at November 30, 2010, and the results of its operations and its cash flows for the year then ended, the changes in its net assets applicable to common stockholders for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
January 31, 2011

UNAUDITED FINANCIAL STATEMENTS AS OF AND FOR
THE THREE MONTHS ENDED FEBRUARY 28, 2011 AND FINANCIAL HIGHLIGHTS
FOR THE PERIOD SEPTEMBER 28, 2004 THROUGH NOVEMBER 30, 2004,
THE FISCAL YEARS ENDED NOVEMBER 30, 2005 THROUGH 2010 AND
THE THREE MONTHS ENDED FEBRUARY 28, 2011

KAYNE ANDERSON MLP INVESTMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

Company Overview

Kayne Anderson MLP Investment Company is a non-diversified, closed-end fund formed in September 2004. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related master limited partnerships and their affiliates (“MLPs”) and in other companies that operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”).

As of February 28, 2011, we had total assets of $3.3 billion, net assets applicable to our common stock of $2.0 billion (net asset value per share of $28.73), and 68.7 million shares of common stock outstanding.

Our investments are principally in equity securities issued by MLPs, but we may also invest in debt securities of MLPs and debt/equity securities of Midstream Energy Companies. As of February 28, 2011, we held $3.3 billion in equity investments and $33.2 million in debt investments.

Recent Events

On April 8, 2011, we closed our public offering of 5.7 million shares of common stock at a price of $30.58 per share. Net proceeds from the offering of $167.4 million were used to make additional portfolio investments that are consistent with our investment objective and policies and for general corporate purposes.

On April 27, 2011, we reached a conditional agreement with institutional investors relating to a private placement of $225 million of senior unsecured notes (“Senior Notes”). The table below sets forth the key terms of the Senior Notes:

Series	Amount	Rate	Term
	($ in millions)

Series U	$60	3-month LIBOR + 145 bps	5 years
Series V	65	3.71%	5 years
Series W	100	4.38%	7 years

Total	$225

Net proceeds from such offering will be used to repay borrowings under our revolving credit facility, to refinance the Series G Senior Notes that mature in June 2011 ($75 million principal amount), to make new portfolio investments and for general corporate purposes. Closing of the Senior Notes is scheduled for late May and is subject to investor due diligence, legal documentation and other standard closing conditions.

KAYNE ANDERSON MLP INVESTMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

Our Top Ten Portfolio Investments as of February 28, 2011

Listed below are our top ten portfolio investments by issuer as of February 28, 2011.

				Percent of
				Long-Term
Holding		Sector	Amount	Investments
			($ millions)

1.	Enterprise Products Partners L.P.	Midstream MLP	$286.6	8.6%
2.	Magellan Midstream Partners, L.P.	Midstream MLP	216.5	6.5
3.	Kinder Morgan Management, LLC	MLP Affiliate	203.3	6.1
4.	Plains All American Pipeline, L.P.	Midstream MLP	188.3	5.7
5.	Inergy, L.P.	Propane MLP	166.2	5.0
6.	MarkWest Energy Partners, L.P.	Midstream MLP	156.7	4.7
7.	Williams Partners L.P.	Midstream MLP	156.0	4.7
8.	Copano Energy, L.L.C.	Midstream MLP	117.9	3.6
9.	Energy Transfer Partners, L.P.	Midstream MLP	114.8	3.5
10.	Energy Transfer Equity, L.P.	General Partner MLP	112.9	3.4

			$1,719.2	51.8%

Results of Operations—For the Three Months Ended February 28, 2011

Investment Income.  Investment income totaled $6.5 million and consisted primarily of net dividends and distributions and interest and other income on our investments. Interest and other income was $1.5 million, and we received $42.0 million of cash dividends and distributions, of which $37.0 million was treated as return of capital during the period. During the quarter, we received $5.0 million of paid-in-kind dividends, which is not included in investment income, but is reflected as an unrealized gain.

Operating Expenses.  Operating expenses totaled $21.9 million, including $10.7 million of investment management fees, $7.8 million of interest expense (including non-cash amortization of debt issuance costs of $0.3 million), and $1.1 million of other operating expenses. Management fees are calculated based on the average total assets under management. Preferred stock distributions for the first quarter were $2.2 million (including non-cash amortization of $0.1 million).

Net Investment Loss.  Our net investment loss totaled $9.7 million and included a deferred income tax benefit of $5.7 million.

Net Realized Gains.  We had net realized gains from our investments of $31.4 million, net of $18.7 million of deferred tax expense.

Net Change in Unrealized Gains.  We had net unrealized gains of $152.6 million. The net unrealized gain consisted of $243.4 million of unrealized gains from investments and a deferred tax expense of $90.8 million.

Net Increase in Net Assets Resulting from Operations.  We had an increase in net assets resulting from operations of $174.3 million. The composition of this increase was as follows: (a) net investment loss of

KAYNE ANDERSON MLP INVESTMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

$9.7 million; (b) net realized gains of $31.4 million; and (c) net unrealized gains of $152.6 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded in part by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly attributable to fees paid to other service providers), (c) interest expense and preferred stock distributions and (d) deferred income tax expense/benefit on net investment income/loss.

Net Distributable Income (NDI)
(amounts in millions, except for per share amounts)

Three Months
Ended
February 28,
2011

Distributions and Other Income from Investments
Dividends and Distributions	$42.0
Paid-In-Kind Dividends	5.5
Interest and Other Income (1)	2.2
Net Premiums Received from Call Options Written	1.6

Total Distributions and Other Income from Investments	51.3
Expenses
Investment Management Fee	(10.7)
Other Expenses	(1.1)

Total Management Fee and Other Expenses	(11.8)
Interest Expense	(7.5)
Preferred Stock Distributions	(2.1)
Income Tax Benefit	5.7

Net Distributable Income (NDI)	$35.6

Weighted Shares Outstanding	68.6
NDI per Weighted Share Outstanding	$0.52

(1)	Includes $1.0 million of commitment fees from PIPE investments, which is recorded as a reduction to the cost of the investment.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. In determining our quarterly distribution to

KAYNE ANDERSON MLP INVESTMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

common stockholders, our Board of Directors considers a number of factors that include, but are not limited to:

•	NDI generated in the current quarter;

•	Expected NDI over the next twelve months; and

•	Realized and unrealized gains generated by the portfolio.

On March 22, 2011, we increased our quarterly distribution to $0.49 from $0.485 per common share for the period December 1, 2010 through February 28, 2011 for a total quarterly distribution payment of $33.7 million. The distribution was paid on April 15, 2011 to stockholders of record on April 5, 2011.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•	GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•	NDI includes the value of dividends paid-in-kind, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•	NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•	Many of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity of the debt security.

•	We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The amount we received from selling call options, less the amount that we pay to repurchase such call option contracts is included in NDI. For GAAP purposes, “premiums received” from call option contracts sold is not included in investment income. See Note 2—Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

KAYNE ANDERSON MLP INVESTMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•	The non-cash amortization of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI. Further, write-offs of capitalized debt issuance costs and preferred stock offering costs are excluded from our calculation of NDI, but are included in interest expense for GAAP purposes.

•	NDI also includes recurring payments (or receipts) on interest rate swap contracts (excluding termination payments) whereas for GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations.

Liquidity and Capital Resources

Total leverage outstanding at February 28, 2011 of $836.0 million is comprised of $620.0 million in senior unsecured notes, $160.0 million in mandatory redeemable preferred stock and $56.0 million outstanding under our senior unsecured revolving credit facility (“the Credit Facility”). Total leverage represented 25% of total assets at February 28, 2011. As of April 21, 2011, we had $74.0 million borrowed under our Credit Facility.

The Credit Facility has a $150.0 million commitment maturing on June 11, 2013. The Credit Facility was increased by $50.0 million effective February 25, 2011. The interest rate may vary between LIBOR plus 1.75% and LIBOR plus 3.00%, depending on our asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.75% based on current asset coverage ratios. We pay a commitment fee of 0.40% per annum on any unused amounts of the Credit Facility. A full copy of our Credit Facility is available on our website, www.kaynefunds.com.

At February 28, 2011, our asset coverage ratios under the Investment Company Act of 1940, as amended (“the 1940 Act”), were 416% and 336% for debt and total leverage (debt plus preferred stock), respectively. We currently target an asset coverage ratio with respect to our debt of 375%, but at times may be above or below our target depending on market conditions.

At February 28, 2011, we had $620.0 million of senior unsecured notes outstanding with the following maturity dates: $75.0 million matures in 2011; $60.0 million matures in 2012; $125.0 million matures in 2013; $110.0 million matures in 2014; $125.0 million matures in 2015; $25.0 million matures in 2017; $60.0 million matures in 2020; and $40.0 million matures in 2022. At February 28, 2011, we had $160.0 million of mandatory redeemable preferred stock with the following redemption dates: $118.0 million redeemable in 2017 and $42.0 million redeemable in 2020.

As of February 28, 2011, our leverage consisted of both fixed rate (82%) and floating rate (18%) obligations. At such date, the weighted average interest rate on our leverage was 4.65%.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS
FEBRUARY 28, 2011
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Long-Term Investments—167.9%
Equity Investments (1)—166.2%
Midstream MLP (2)—117.0%
Boardwalk Pipeline Partners, LP	510	$16,935
Buckeye Partners, L.P.	691	44,789
Buckeye Partners, L.P.—Unregistered, Class B Units (3)(4)	535	29,903
Chesapeake Midstream Partners, L.P.	1,154	30,038
Copano Energy, L.L.C.	3,257	117,922
Crestwood Midstream Partners LP	1,132	34,085
Crosstex Energy, L.P.	2,641	44,901
DCP Midstream Partners, L.P.	1,599	67,590
Duncan Energy Partners L.P. (5)	511	20,820
Eagle Rock Energy Partners, L.P.	237	2,300
El Paso Pipeline Partners, L.P.	2,763	104,160
Enbridge Energy Partners, L.P.	1,309	87,783
Energy Transfer Partners, L.P.	2,094	114,839
Enterprise Products Partners L.P.	6,574	286,617
Exterran Partners, L.P.	1,627	48,308
Global Partners LP	1,825	49,830
Holly Energy Partners, L.P.	635	37,893
Magellan Midstream Partners, L.P.	3,582	216,495
MarkWest Energy Partners, L.P.	3,490	156,687
Martin Midstream Partners L.P.	240	9,511
Niska Gas Storage Partners LLC	725	14,687
ONEOK Partners, L.P. (5)	1,302	108,250
PAA Natural Gas Storage, L.P.	261	6,367
PAA Natural Gas Storage, L.P.—Unregistered (3)	1,402	31,841
Plains All American Pipeline, L.P. (6)	2,876	188,317
Regency Energy Partners L.P.	3,762	104,459
Spectra Energy Partners, L.P.	813	26,715
Sunoco Logistics Partners L.P.	283	25,076
Targa Resources Partners L.P.	1,243	42,586
Transmontaigne Partners L.P.	614	24,408
Western Gas Partners L.P.	1,638	59,369
Williams Partners L.P.	3,008	155,979

		2,309,460

MLP Affiliates (2)—13.9%
Enbridge Energy Management, L.L.C. (4)	1,043	69,767
Kinder Morgan Management, LLC (4)	3,099	203,331

		273,098

General Partner MLP—13.6%
Alliance Holdings GP L.P.	1,092	60,213
Energy Transfer Equity, L.P.	2,810	112,916
Penn Virgina GP Holdings, L.P.	2,211	58,821
Plains All American GP LLC—Unregistered (3)(6)	24	36,974

		268,924

Propane MLP—8.4%
Inergy, L.P. (5)	4,007	166,215

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS
FEBRUARY 28, 2011
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

			No. of
Description			Shares/Units	Value

Shipping MLP—7.5%
Capital Product Partners L.P.			2,646	$25,721
Navios Maritime Partners L.P.			1,685	33,465
Teekay LNG Partners L.P.			1,182	45,018
Teekay Offshore Partners L.P.			1,536	44,194

				148,398

Midstream & Other—3.9%
Clearwater Trust (3)(6)(7)			N/A	3,980
Kinder Morgan, Inc. (8)			1,021	31,140
Knightsbridge Tankers Ltd.			184	4,476
ONEOK, Inc.			385	24,840
Teekay Tankers Ltd.			1,168	12,483

				76,919

Upstream MLP—1.7%
EV Energy Partners, L.P.			254	11,603
Legacy Reserves L.P.			701	21,751

				33,354

Coal MLP—0.2%
Penn Virginia Resource Partners, L.P.			157	4,481

Total Equity Investments (Cost—$1,907,863)				3,280,849

	Interest	Maturity	Principal
	Rate	Date	Amount

Debt Investments—1.7%
Midstream—1.3%
Crestwood Holdings Partners, LLC	(9)	10/1/16	$6,151	6,366
El Paso Corporation	7.750%	1/15/32	5,000	5,294
Genesis Energy, L.P.	7.875	12/15/18	14,500	14,863

				26,523

Upstream—0.4%
Breitburn Energy Partners L.P.	8.625	10/15/20	6,375	6,702

Total Debt Investments (Cost—$31,993)				33,225

Total Long-Term Investments (Cost—$1,939,856)				3,314,074

Short-Term Investment—0.4%
Repurchase Agreements—0.4%
J.P. Morgan Securities Inc. (Agreement dated 2/28/11 to be repurchased at $7,161), collateralized by $10,380 in U.S. Treasury securities (Cost—$7,161)	0.050	3/1/11		7,161

Total Investments—168.3% (Cost—$1,947,017)				3,321,235

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS
FEBRUARY 28, 2011
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

	No. of
Description	Contracts	Value

Liabilities
Call Option Contracts Written (10)
Midstream MLP
Duncan Energy Partners L.P., call option expiring 3/18/11 @ $40.00	615	$(55)
ONEOK Partners, L.P., call option expiring 3/18/11 @ $80.00	1,425	(492)

		(547)

Propane MLP
Inergy, L.P., call option expiring 3/18/11 @ $40.00	1,386	(232)

Total Call Option Contracts Written (Premiums Received—$405)		(779)
Revolving Credit Facility		(56,000)
Senior Unsecured Notes		(620,000)
Mandatory Redeemable Preferred Stock at liquidation value		(160,000)
Deferred Tax Liability		(494,428)
Other Liabilities		(27,409)

Total Liabilities		(1,358,616)
Other Assets		11,321

Total Liabilities in Excess of Other Assets		(1,347,295)

Net Assets Applicable to Common Stockholders		$1,973,940

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Includes limited liability companies.

(3)	Fair valued securities, restricted from public sale. See Notes 2, 3 and 7 in Notes to Financial Statements.

(4)	Distributions are paid-in-kind.

(5)	Security or a portion thereof is segregated as collateral on option contracts written.

(6)	The Company believes that it may be an affiliate of the Clearwater Trust and that it is an affiliate of Plains All American Pipeline, L.P. and Plains All American GP LLC.

(7)	On September 28, 2010, the Bankruptcy Court finalized the plan of reorganization of Clearwater Natural Resources, L.P. (“Clearwater”). As part of the plan of reorganization, the Company received an interest in the Creditors Trust of Miller Bros. Coal, LLC (“Clearwater Trust”) consisting of cash and a coal royalty interest as consideration for its unsecured loan to Clearwater. See Notes 5 and 7 in Notes to Financial Statements.

(8)	Security is not currently paying cash distributions but is expected to pay cash distributions within the next 12 months.

(9)	Floating rate first lien senior secured term loan. Security pays interest at a rate of LIBOR + 850 basis points, with a LIBOR floor of 2% (10.50% as of February 28, 2011).

(10)	Security is non-income producing.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2011
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

ASSETS
Investments at fair value:
Non-affiliated (Cost—$1,829,970)	$3,084,803
Affiliated (Cost—$109,886)	229,271
Repurchase agreements (Cost—$7,161)	7,161

Total investments (Cost—$1,947,017)	3,321,235
Cash	779
Deposits with brokers	292
Receivable for securities sold	1,880
Interest, dividends and distributions receivable	1,548
Deferred debt issuance and preferred stock offering costs and other assets	6,822

Total Assets	3,332,556

LIABILITIES
Revolving credit facility	56,000
Payable for securities purchased	7,595
Investment management fee payable	10,681
Accrued directors’ fees and expenses	51
Call option contracts written (Premiums received—$405)	779
Accrued expenses and other liabilities	9,082
Deferred tax liability	494,428
Senior unsecured notes	620,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (6,400,000 shares issued and outstanding)	160,000

Total Liabilities	1,358,616

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,973,940

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (68,713,481 shares issued and outstanding, 193,590,000 shares authorized)	$69
Paid-in capital	1,222,777
Accumulated net investment loss, net of income taxes, less dividends	(227,278)
Accumulated realized gains on investments, options, and interest rate swap contracts, net of income taxes	116,882
Net unrealized gains on investments and options, net of income taxes	861,490

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,973,940

NET ASSET VALUE PER COMMON SHARE	$28.73

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED FEBRUARY 28, 2011
(amounts in 000’s)
(UNAUDITED)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$38,786
Affiliated investments	3,186

Total dividends and distributions	41,972
Return of capital	(36,990)

Net dividends and distributions	4,982
Interest and other income	1,487

Total Investment Income	6,469

Expenses
Investment management fees	10,680
Administration fees	311
Professional fees	144
Custodian fees	93
Reports to stockholders	84
Directors’ fees and expenses	40
Insurance	49
Other expenses	424

Total Expenses—Before Interest Expense, Preferred Distributions and Taxes	11,825
Interest expense and amortization of debt issuance costs	7,812
Distributions on mandatory redeemable preferred stock and amortization of offering costs	2,242

Total Expenses—Before Taxes	21,879

Net Investment Loss—Before Taxes	(15,410)
Deferred tax benefit	5,748

Net Investment Loss	(9,662)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains
Investments—non-affiliated	48,532
Investments—affiliated	—
Options	1,579
Deferred tax expense	(18,691)

Net Realized Gains	31,420

Net Change in Unrealized Gains (Losses)
Investments—non-affiliated	227,516
Investments—affiliated	16,658
Options	(799)
Deferred tax expense	(90,774)

Net Change in Unrealized Gains	152,601

Net Realized and Unrealized Gains	184,021

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$174,359

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s, except share amounts)

	For the Three		For the Fiscal
	Months Ended		Year Ended
	February 28,		November 30,
	2011		2010
	(Unaudited)

OPERATIONS
Net investment loss, net of tax (1)	$(9,662)		$(26,342)
Net realized gains, net of tax	31,420		34,340
Net change in unrealized gains, net of tax	152,601		487,184

Net Increase in Net Assets Resulting from Operations	174,359		495,182

DIVIDENDS/DISTRIBUTIONS TO AUCTION RATE PREFERRED STOCKHOLDERS (1)
Dividends	—		(177	) (2)
Distributions—return of capital	—		—

Dividends/Distributions to Preferred Stockholders	—		(177)

DIVIDENDS/DISTRIBUTIONS TO COMMON STOCKHOLDERS
Dividends	(21,758	) (3)	(49,829	) (2)
Distributions—return of capital	(11,451	) (3)	(64,293	) (2)

Dividends/Distributions to Common Stockholders	(33,209)		(114,122)

CAPITAL STOCK TRANSACTIONS
Proceeds from common stock offerings of 15,846,650 shares of common stock	—		396,211
Underwriting discounts and offering expenses associated with the issuance of common stock	(34)		(15,169)
Issuance of 242,080 and 1,045,210 shares of common stock from reinvestment of distributions, respectively	6,933		25,689

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	6,899		406,731

Total Increase in Net Assets Applicable to Common Stockholders	148,049		787,614

NET ASSETS ATTRIBUTABLE TO COMMON STOCKHOLDERS
Beginning of period	1,825,891		1,038,277

End of period	$1,973,940		$1,825,891

(1)	Distributions on the Company’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2—Significant Accounting Policies. The Company estimates that the distribution in the amount of $2,168 paid to mandatory redeemable preferred stockholders during the three months ended February 28, 2011 will be a dividend (ordinary income). This estimate is based solely on the Company’s operating results during the period and does not reflect the expected result during the fiscal year. The actual characterization of the mandatory redeemable preferred stock distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, the

See accompanying notes to financial statements.

characterization may differ from the preliminary estimates. Distributions in the amount of $3,644 paid to mandatory redeemable preferred stockholders for the fiscal year ended November 30, 2010 were characterized as dividend income for such stockholders. This characterization is based on the Company’s earnings and profits.

(2)	The information presented in each of these items is a characterization of a portion of the total dividends and distributions paid to auction rate preferred stockholders and common stockholders for the fiscal year ended November 30, 2010 as either dividends (ordinary income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

(3)	This is an estimate of the characterization of the distributions paid to common stockholders for the three months ended February 28, 2011 as either a dividend (ordinary income) or distributions (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the common stock distributions made during the period will not be determined until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF CASH FLOWS
FOR THE THREE MONTHS ENDED FEBRUARY 28, 2011
(amounts in 000’s)
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$174,359
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net deferred tax expense	103,717
Return of capital distributions	36,990
Net realized gains	(50,111)
Unrealized gains	(243,375)
Accretion of bond discount, net	(8)
Purchase of long-term investments	(323,748)
Proceeds from sale of long-term investments	264,902
Proceeds from sale of short-term investments, net	9,159
Decrease in deposits with brokers	789
Increase in receivable for securities sold	(980)
Decrease in interest, dividends and distributions receivable	237
Amortization of deferred debt issuance costs	355
Amortization of mandatory redeemable preferred stock issuance costs	74
Decrease in other assets, net	54
Increase in payable for securities purchased	1,951
Increase in investment management fee payable	1,316
Decrease in accrued directors’ fees and expenses	(3)
Decrease in option contracts written, net	(842)
Decrease in accrued expenses and other liabilities	(4,067)

Net Cash Used in Operating Activities	(29,231)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from the revolving credit facility	56,000
Offering costs associated with common stock	(34)
Issuance costs associated with revolving credit facility	(225)
Cash distributions paid to common stockholders	(26,276)

Net Cash Provided by Financing Activities	29,465

NET INCREASE IN CASH	234
CASH—BEGINNING OF PERIOD	545

CASH—END OF PERIOD	$779

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions of $6,933 pursuant to the Company’s dividend reinvestment plan. During the three months ended February 28, 2011, interest paid was $11,820.

The Company received $5,500 paid-in-kind dividends during the three months ended February 28, 2011. See Note 2—Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Three								For the Period
	Months Ended		For the Fiscal Year Ended						September 28, 2004 (1)
	February 28,		November 30,						through
	2011		2010	2009	2008	2007	2006	2005	November 30, 2004
	(Unaudited)

Per Share of Common Stock (2)
Net asset value, beginning of period	$26.67		$20.13	$14.74	$30.08	$28.99	$25.07	$23.91	$23.70	(3)
Net investment income/(loss) (4)	(0.14)		(0.44)	(0.33)	(0.73)	(0.73)	(0.62)	(0.17)	0.02
Net realized and unrealized gain/(loss)	2.69		8.72	7.50	(12.56)	3.58	6.39	2.80	0.19

Total income/(loss) from operations	2.55		8.28	7.17	(13.29)	2.85	5.77	2.63	0.21

Auction Rate Preferred Dividends (4)(5)	—		—	—	—	(0.10)	—	(0.05)	—
Auction Rate Preferred Distributions—return of capital (5)	—		—	(0.01)	(0.10)	—	(0.10)	—	—

Total dividends and distributions—Auction Rate Preferred	—		—	(0.01)	(0.10)	(0.10)	(0.10)	(0.05)	—

Common Dividends (5)	(0.32)		(0.84)	—	—	(0.09)	—	(0.13)	—
Common Distributions—return of capital (5)	(0.17)		(1.08)	(1.94)	(1.99)	(1.84)	(1.75)	(1.37)	—

Total dividends and distributions—Common	(0.49)		(1.92)	(1.94)	(1.99)	(1.93)	(1.75)	(1.50)	—

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—		—	—	—	—	—	(0.03)	—
Effect of issuance of common stock	—		0.16	0.12	—	0.26	—	0.11	—
Effect of shares issued in reinvestment of dividends	—		0.02	0.05	0.04	0.01	—	—	—

Total capital stock transactions	—		0.18	0.17	0.04	0.27	—	0.08	—

Net asset value, end of period	$28.73		$26.67	$20.13	$14.74	$30.08	$28.99	$25.07	$23.91

Market value per share of common stock, end of period	$30.91		$28.49	$24.43	$13.37	$28.27	$31.39	$24.33	$24.90

Total investment return based on common stock market value (6)	10.3	% (7)	26.0%	103.0%	(48.8)%	(4.4)%	37.9%	3.7%	(0.4	)% (7)
Supplemental Data and Ratios (8)
Net assets applicable to common stockholders, end of period	$1,973,940		$1,825,891	$1,038,277	$651,156	$1,300,030	$1,103,392	$932,090	$792,836
Ratio of Expenses to Average Net Assets
Management fees	2.3%		2.1%	2.1%	2.2%	2.3%	3.2%	1.2%	0.8%
Other expenses	0.3		0.2	0.4	0.3	0.2	0.2	0.3	0.4

Subtotal	2.6		2.3	2.5	2.5	2.5	3.4	1.5	1.2
Interest expense and distributions on mandatory redeemable preferred stock	2.2		1.9	2.5	3.4	2.3	1.7	0.8	0.0
Income tax expense	22.6		20.5	25.4	— (9)	3.5	13.8	6.4	3.5

Total expenses	27.4%		24.7%	30.4%	5.9%	8.3%	18.9%	8.7%	4.7%

Ratio of net investment income/(loss) to average net assets	(2.1)%		(1.8)%	(2.0)%	(2.8)%	(2.3)%	(2.4)%	(0.7)%	0.5%
Net increase/(decrease) in net assets to common stockholders resulting from operations to average net assets	9.4	% (7)	34.6%	43.2%	(51.2)%	7.3%	21.7%	10.0%	0.9	% (7)
Portfolio turnover rate	8.4	% (7)	18.7%	28.9%	6.7%	10.6%	10.0%	25.6%	11.8	% (7)
Average net assets	$1,860,608		$1,432,266	$774,999	$1,143,192	$1,302,425	$986,908	$870,672	$729,280
Senior Unsecured Notes outstanding, end of period	620,000		620,000	370,000	304,000	505,000	320,000	260,000	—
Revolving credit facility outstanding, end of period	56,000		—	—	—	97,000	17,000	—	—
Auction Rate Preferred Stock, end of period	—		—	75,000	75,000	75,000	75,000	75,000	—
Mandatory Redeemable Preferred Stock, end of period	160,000		160,000	—	—	—	—	—	—
Average shares of common stock outstanding	68,592,441		60,762,952	46,894,632	43,671,666	41,134,949	37,638,314	34,077,731	33,165,900
Asset coverage of total debt (10)	415.7%		420.3%	400.9%	338.9%	328.4%	449.7%	487.3%	—
Asset coverage of total leverage (debt and preferred stock) (11)	336.1%		334.1%	333.3%	271.8%	292.0%	367.8%	378.2%	—
Average amount of borrowings per share of common stock during the period (2)	$9.71		$7.70	$6.79	$11.52	$12.14	$8.53	$5.57	—

KAYNE ANDERSON MLP INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

(1)	Commencement of operations.

(2)	Based on average shares of common stock outstanding.

(3)	Initial public offering price of $25.00 per share less underwriting discounts of $1.25 per share and offering costs of $0.05 per share.

(4)	Distributions on the Company’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2—Significant Accounting Policies.

(5)	The information presented for the three months ended February 28, 2011 is an estimate of the characterization of the distribution paid and is based on the Company’s operating results during the period. The information presented for each of the other periods is a characterization of the total distributions paid to preferred stockholders and common stockholders as either a dividend (ordinary income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(6)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(7)	Not annualized.

(8)	Unless otherwise noted, ratios are annualized for periods of less than one full year.

(9)	For the year ended November 30, 2008, the Company accrued deferred income tax benefits of $339,991 (29.7% of average net assets) primarily related to unrealized losses on investments. Realization of a deferred tax benefit is dependent on whether there will be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. No deferred income tax benefit has been included for the purpose of calculating total expense.

(10)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior notes or any other senior securities representing indebtedness and mandatory redeemable preferred stock divided by the aggregate amount of senior notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the revolving credit facility is considered a senior security representing indebtedness.

(11)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior notes, any other senior securities representing indebtedness and preferred stock divided by the aggregate amount of senior notes, any other senior securities representing indebtedness and preferred stock. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its mandatory redeemable preferred stock, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the revolving credit facility is considered a senior security representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

1.	Organization

Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.”

2.	Significant Accounting Policies

A. Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents—Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts and repurchase agreements. Cash and cash equivalents are carried at cost, which approximates fair value.

C. Calculation of Net Asset Value—The Company determines its net asset value no less frequently than as of the last day of each month based on the most recent close of regular session trading on the NYSE, and makes its net asset value available for publication monthly. Currently, the Company calculates its net asset value on a weekly basis. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable, current, deferred and other accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation—Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by the mean of the bid and ask prices provided by the syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Company may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are initially valued by KA Fund Advisors, LLC (“KAFA” or the “Adviser”) investment professionals responsible for the portfolio investments.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of KAFA. Such valuations generally are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) or the Board of Directors on a quarter basis, and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee meets on or about the end of each quarter to consider new valuations presented by KAFA, if any, which were made in accordance with the valuation procedures in such quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of KAFA, the Board of Directors, or the Valuation Committee itself. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the fair value of the publicly traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, KAFA may determine an applicable discount in accordance with a methodology approved by the Valuation Committee.

At February 28, 2011, the Company held 5.2% of its net assets applicable to common stockholders (3.1% of total assets) in securities valued at fair value, as determined pursuant to procedures adopted by the Board of Directors, with fair value of $102,698. See Note 7—Restricted Securities.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

E. Repurchase Agreements—The Company has agreed to purchase securities from financial institutions, subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with which the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

F. Short Sales—A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

All short sales are fully collateralized. The Company maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company segregates an equivalent amount of securities owned as collateral while the short sale is outstanding. At February 28, 2011, the Company had no open short sales.

G. Security Transactions—Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

H. Return of Capital Estimates—Distributions received from the Company’s investments in MLPs generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

The following table sets forth the Company’s estimated total return of capital portion of the distributions received from its investments. The return of capital portion of the distributions is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments and increases Net Realized Gains and Net Change in Unrealized Gains.

Three Months
Ended
February 28,
2011

Return of capital portion of distributions received	88%
Return of capital—attributable to Net Realized Gains	$3,712
Return of capital—attributable to Net Change in Unrealized Gains	33,278

Total return of capital	$36,990

I. Investment Income—The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established. During the three months ended February 28, 2011, the Company did not have a reserve against interest income, since all interest income accrued is expected to be received.

Many of the Company’s debt securities were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of premiums are based on the effective interest method. The amount of these non-cash adjustments can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company receives paid-in-kind dividends in the form of additional units from its investment in Buckeye Partners, L.P. (Class B Units), Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC. In connection with the purchase of units directly from PAA Natural Gas Storage, L.P. (“PNG”) in a PIPE transaction, the Company was entitled to the distribution paid to unitholders of record on February 4, 2011, even though such investment had not closed at such date. Pursuant to the purchase agreement, the purchase price for the PNG units was reduced by the amount of such dividend, which had the effect of paying such distribution in additional units. The additional units are not reflected in investment

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

income during the period received but are recorded as unrealized gains. During the three months ended February 28, 2011, the Company received the following stock dividends.

Three Months
Ended
February 28,
2011

Buckeye Partners, L.P. (Class B Units)	$520
Enbridge Energy Management, L.L.C.	1,055
Kinder Morgan Management, LLC	3,442
PAA Natural Gas Storage, L.P.	483

Total stock dividends	$5,500

J. Distributions to Stockholders—Distributions to common stockholders are recorded on the ex-dividend date. Distributions to mandatory redeemable preferred stockholders are accrued on a daily basis as described in Note 12—Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, the Company includes the accrued distributions on its mandatory redeemable preferred stock as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Company’s mandatory redeemable preferred stock are treated as dividends or distributions.

The estimated characterization of the distributions paid to preferred and common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the preferred and common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

K. Partnership Accounting Policy—The Company records its pro rata share of the income/(loss) and capital gains/(losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

L. Federal and State Income Taxation—The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of February 28, 2011, the Company does not have any interest or penalties associated with the underpayment of any income taxes. All tax years since inception remain open and subject to examination by tax jurisdictions.

M. Derivative Financial Instruments—The Company may utilize derivative financial instruments in its operations.

Interest rate swap contracts.  The Company may use interest rate swap contracts to hedge against increasing interest expense on its leverage resulting from increases in short term interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period and amounts accrued under the agreements included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8—Derivative Financial Instruments.

Option contracts.  The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The Company would ordinarily realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price.

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8—Derivative Financial Instruments.

N. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Fair Value

As required by the Fair Value Measurement and Disclosures of the FASB Accounting Standards Codification, the Company has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1—Quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•	Level 2—Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•	Level 3—Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment. For instance, the Company’s repurchase agreements, which are

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

collateralized by U.S. Treasury notes, are generally high quality and liquid; however, the Company reflects these repurchase agreements as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following table presents the Company’s assets and liabilities measured at fair value on a recurring basis at February 28, 2011. The Company presents these assets by security type and description on its Schedule of Investments.

		Quoted Prices in	Prices with Other	Unobservable
		Active Markets	Observable Inputs	Inputs
	Total	(Level 1)	(Level 2)	(Level 3) (1)

Assets at Fair Value
Equity investments	$3,280,849	$3,178,151	$—	$102,698
Debt investments	33,225	—	33,225	—
Repurchase agreements	7,161	—	7,161	—

Total assets at fair value	$3,321,235	$3,178,151	$40,386	$102,698

Liabilities at Fair Value
Call option contracts written	$779	$—	$779	$—

(1)	The Company’s investments in Level 3 represent its investments in Buckeye Partners, L.P. (Class B Units), Clearwater Trust, PAA Natural Gas Storage, L.P. (Unregistered Units), and Plains All American GP LLC.

The Company did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at February 28, 2011 or at November 30, 2010. For the three months ended February 28, 2011, there were no transfers between Level 1 and Level 2.

In January 2010, the FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required are effective for the Company’s fiscal year beginning December 1, 2011, and for interim periods within that fiscal year. Such disclosures will present separately the Level 3 purchases, sales, issuances and settlements on a gross basis instead of one net amount. Management will continue to evaluate the impact ASU No. 2010-6 for the required disclosures.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three months ended February 28, 2011.

Long-Term
Assets at Fair Value Using Unobservable Inputs (Level 3)	Investments

Balance—November 30, 2010	$63,514
Transfers out of Level 3	(88,999)
Realized gains/(losses)	—
Unrealized gains, net	4,415
Purchases, issuances or settlements	123,768

Balance—February 28, 2011	$102,698

The $4,415 of unrealized gains presented in the table above for the three months ended February 28, 2011 related to investments that are still held at February 28, 2011, and the Company includes these unrealized gains on the Statement of Operations—Net Change in Unrealized Gains.

The purchases, issuances or settlements of $123,768 for the three months ended February 28, 2011 relate to the Company’s investments in Buckeye Partners, L.P. (Class B Units), Buckeye Partners, L.P. (Common Units), PAA Natural Gas Storage, L.P., Plains All American GP LLC and Clearwater Trust. The Company’s investments in the common units of Buckeye Partners, L.P., Inergy, LP and Magellan Midstream Partners, L.P. which are noted as a transfer out of Level 3 in the table above, became registered during the period.

4.	Concentration of Risk

The Company’s investment objective is to obtain a high after-tax total return with an emphasis on current income paid to its stockholders. Under normal circumstances, the Company intends to invest at least 85% of its total assets in securities of MLPs and other Midstream Energy Companies, and to invest at least 80% of its total assets in MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Company is derived from investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations. The Company may invest up to 15% of its total assets in any single issuer and a decline in value of the securities of such an issuer could significantly impact the net asset value of the Company. The Company may invest up to 20% of its total assets in debt securities, which may include below investment grade securities. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

5.	Agreements and Affiliations

A. Administration Agreement—The Company has entered into an administration agreement with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the administration agreement, Ultimus will provide certain administrative services for the Company. The administration agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the administration agreement.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

B. Investment Management Agreement — The Company has entered into an investment management agreement with KAFA under which the Adviser, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser receives a management fee from the Company. On June 15, 2010, the Company renewed its agreement with the Adviser for a period of one year. The agreement may be renewed annually upon approval of the Company’s Board of Directors. For the three months ended February 28, 2011, the Company paid management fees at an annual rate of 1.375% of average total assets.

For purposes of calculating the management fee, the Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to or proceeds from the Company’s use of preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid distributions on any outstanding common stock and accrued and unpaid distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies—From time to time, the Company may “control” or may be an “affiliate” of one or more portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there is significant ambiguity in the application of existing Securities and Exchange Commission (“SEC”) staff interpretations of the term “voting security” to complex structures such as limited partnership interests of the kind in which the Company invests. As a result, it is possible that the SEC staff may consider that certain securities investments in limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the Company may be regarded as a person affiliated with and controlling the issuers(s) of those securities for purposes of Section 17 of the 1940 Act.

In light of the ambiguity of the definition of voting securities, the Company does not intend to treat any class of limited partnership interests that it holds as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Company has an economic interest of sufficient size that otherwise gives it the de facto power to exercise a controlling influence over the partnership. The Company believes this treatment is appropriate given that the general partner controls the partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.

Clearwater Trust—At February 28, 2011, the Company held approximately 60% of the Clearwater Trust. The Company believes that it is an “affiliate” of the trust under the 1940 Act by virtue of its majority interest in the trust.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

Plains All American GP LLC and Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC (“PAA GP”), the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP, including the Company, own units of PAA GP. The Fund believes that it is an affiliate of PAA GP and PAA under the 1940 Act by virtue of (i) the Company and other affiliated Kayne Anderson funds’ ownership interests in PAA GP and (ii) Mr. Sinnott’s participation on the board of PAA GP. PAA Natural Gas Storage, L.P. (“PNG”) is an affiliate of PAA and PAA GP. PAA owns 62% of PNG’s limited partner units and owns PNG’s general partner. The Company does not believe it is an affiliate of PNG based on the current facts and circumstances.

6.	Income Taxes

Deferred income taxes reflect (i) taxes on net unrealized gains, which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses. Components of the Company’s deferred tax assets and liabilities as of February 28, 2011 are as follows:

Deferred tax assets:
Net operating loss carryforwards—Federal	$42,219
Net operating loss carryforwards—State	3,413
Capital loss carryforwards	35,202
Other	105
Deferred tax liabilities:
Net unrealized gains on investment securities and option contracts	(563,785)
Basis reductions resulting from estimated return of capital	(11,582)

Total deferred tax liability, net	$(494,428)

At February 28, 2011, the Company had federal net operating loss carryforwards of $124,456 (deferred tax asset of $42,219). Realization of the deferred tax assets and net operating loss carryforwards are dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforwards. If not utilized, $12,743, $52,182, $26,118 and $33,413 of the net operating loss carryforward will expire in 2026, 2027, 2028 and 2029, respectively. As of February 28, 2011, the Company had federal and state capital loss carryforwards of approximately $95,168 (deferred tax asset of $35,202). If not utilized, $25,499, $67,669 and $2,000 loss carryforwards will expire in 2013, 2014 and 2015, respectively. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. In addition, the Company has state net operating losses of $110,936 (deferred tax asset of $3,413). These state net operating losses begin to expire in 2011 through 2029.

Although the Company currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized, as the expiration dates for the federal capital and operating loss carryforwards range from five to nineteen years.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

Based on the Company’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s deferred tax assets. The Company will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment loss and realized and unrealized gains (losses) on investments before taxes for the three months ended February 28, 2011, as follows:

Three Months
Ended
February 28,
2011

Computed expected federal income tax at 35%	$97,326
State income tax, net of federal tax expense	5,606
Non-deductible distributions on mandatory redeemable preferred stock and other	785

Total income tax expense	$103,717

At February 28, 2011, the cost basis of investments for federal income tax purposes was $1,799,152, and the net cash received on option contracts written was $405. The cost basis of investments includes a $147,865 reduction in basis attributable to the Company’s portion of the allocated losses from its MLP investments. At February 28, 2011, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$1,522,920
Gross unrealized depreciation of investments (including options)	(1,211)

Net unrealized appreciation of investments before tax	1,521,709

Net unrealized appreciation of investments after tax	$958,677

7.	Restricted Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

At February 28, 2011, the Company held the following restricted investments:

				Number of
				Units,			Percent	Percent
		Acquisition	Type of	Principal ($)	Cost	Fair	of Net	of Total
Investment	Security	Date	Restriction	(in 000s)	Basis	Value	Assets	Assets

Level 3 Investments (1)
Buckeye Partners, L.P.	Class B Units	1/18/2011	(2)	535	$30,000	$29,903	1.5%	0.9%
Clearwater Trust	Trust	(3)	(4)	N/A	3,266	3,980	0.2	0.1
PAA Natural Gas Storage, L.P.	Common Units	2/8/2011	(2)	1,402	29,700	31,841	1.6	1.0
Plains All American GP LLC	Common Units	12/23/10	(4)	24	34,928	36,974	1.9	1.1

		12/31/10
Total					$97,894	$102,698	5.2%	3.1%

Level 2 Investments (5)
Breitburn Energy Partners L.P.	Senior Notes	10/1/10	(2)	$6,375	$6,452	$6,702	0.3%	0.2%
Crestwood Holdings Partners LLC	Bank Loan	9/29/10	(4)	6,151	6,034	6,366	0.3	0.2
Genesis Energy, L.P.	Senior Notes	11/12/10	(2)	14,500	14,500	14,863	0.8	0.4

Total					$26,986	$27,931	1.4%	0.8%

Total of all restricted securities					$124,880	$130,629	6.6%	3.9%

(1)	Securities are valued using inputs reflecting the Company’s own assumptions.

(2)	Unregistered security of a public company.

(3)	On September 28, 2010, the Bankruptcy Court finalized the plan of reorganization of Clearwater. As part of the plan of reorganization, the Company received an interest in the Clearwater Trust consisting of cash and a coal royalty interest as consideration for its unsecured loan to Clearwater. See Note 5—Agreements and Affiliations.

(4)	Unregistered security of a private company.

(5)	These securities have a fair market value determined by the mean of the bid and ask prices provided by a syndicate bank, principal market maker or an independent pricing service. These securities have limited trading volume and are not listed on a national exchange.

8.	Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification, below are the derivative instruments and hedging activities of the Company. See Note 2—Significant Accounting Policies.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

Option Contracts—Transactions in option contracts for the three months ended February 28, 2011 were as follows:

	Number of
	Contracts	Premium

Call Options Written
Options outstanding at beginning of period	9,550	$1,247
Options written	21,650	2,401
Options subsequently repurchased (1)	(15,254)	(2,014)
Options exercised	(8,673)	(891)
Options expired	(3,847)	(338)

Options outstanding at end of period	3,426	$405

(1)	The price at which the Company subsequently repurchased the options was $777, which resulted in a realized gain of $1,237.

Interest Rate Swap Contracts—The Company may enter into interest rate swap contracts to partially hedge itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in future interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the Company could be required to make a termination payment. As of February 28, 2011, the Company did not have any interest rate swap contracts outstanding.

The following table sets forth the fair value of the Company’s derivative instruments on the Statement of Assets and Liabilities.

Derivatives Not Accounted for as		Fair Value as of
Hedging Instruments	Statement of Assets and Liabilities Location	February 28, 2011

Call options	Call option contracts written	($779)

The following table sets forth the effect of the Company’s derivative instruments on the Statement of Operations.

For the Three Months
Ended February 28, 2011
Change in
		Net Realized	Unrealized
	Location of Gains/(Losses) on	Gains/(Losses) on	Gains/(Losses) on
	Derivatives	Derivatives	Derivatives
Derivatives Not Accounted for as	Recognized in	Recognized in	Recognized in
Hedging Instruments	Income	Income	Income

Call options	Options	1,579	(799)

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

9.	Investment Transactions

For the three months ended February 28, 2011, the Company purchased and sold securities in the amounts of $323,748 and $264,902 (excluding short-term investments and options), respectively.

10.	Revolving Credit Facility

On February 25, 2011, the Company increased its existing $100,000 unsecured revolving credit facility (the “Credit Facility”) with a syndicate of lenders to $150,000. The Credit Facility has a three-year commitment maturing on June 11, 2013. The interest rate may vary between LIBOR plus 1.75% to LIBOR plus 3.00%, depending on the Company’s asset coverage ratios. Outstanding loan balances will accrue interest daily at a rate equal to one-month LIBOR plus 1.75% based on current asset coverage ratios. The Company will pay a fee of 0.40% on any unused amounts of the Credit Facility. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

For the three months ended February 28, 2011, the average amount outstanding under the Credit Facility was $46,044 with a weighted average interest rate of 2.43%. As of February 28, 2011, the Company had $56,000 outstanding on the Credit Facility at a weighted average interest rate of 2.23%.

11.	Senior Unsecured Notes

At February 28, 2011, the Company had $620,000, aggregate principal amount, of senior unsecured fixed and floating rate notes (the “Senior Unsecured Notes”) outstanding.

The table below sets forth the key terms of each series of the Senior Unsecured Notes.

	Principal	Estimated Fair
	Outstanding,	Value,
	February 28,	February 28,	Fixed/Floating
Series	2011	2011	Interest Rate	Maturity

G	$75,000	$76,400	5.645%	6/19/11
I	60,000	63,200	5.847%	6/19/12
K	125,000	135,100	5.991%	6/19/13
M	60,000	62,900	4.560%	11/4/14
N	50,000	50,500	3-month LIBOR + 185 bps	11/4/14
O	65,000	67,200	4.210%	5/7/15
P	45,000	45,200	3-month LIBOR + 160 bps	5/7/15
Q	15,000	14,700	3.230%	11/9/15
R	25,000	24,000	3.730%	11/9/17
S	60,000	57,200	4.400%	11/9/20
T	40,000	38,000	4.500%	11/9/22

	$620,000	$634,400

Holders of the fixed rate Senior Unsecured Notes (Series G, Series I, Series K, Series M, Series O, Series Q, Series R, Series S, and Series T ) are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. Holders of the floating rate Senior Unsecured Notes (Series N

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

and Series P) are entitled to receive cash interest payments quarterly (on March 19, June 19, September 19 and December 19) at the floating rate equal to 3-month LIBOR plus 1.85% and 3-month LIBOR plus 1.60%, respectively. During the period, the average principal balance outstanding was $620,000 with a weighted average interest rate of 4.60%.

The Senior Unsecured Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Senior Unsecured Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Senior Unsecured Notes, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Senior Unsecured Notes would be less than 300%.

The Senior Unsecured Notes are redeemable in certain circumstances at the option of the Company. The Senior Unsecured Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.

The Senior Unsecured Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

At February 28, 2011, the Company was in compliance with all covenants under the Senior Unsecured Notes agreements.

12.	Preferred Stock

At February 28, 2011, the Company had 6,400,000 shares of mandatory redeemable preferred stock outstanding, with a liquidation value of $160,000.

The table below sets forth the key terms of each series of the mandatory redeemable preferred stock.

			Estimated Fair
			Value,
		Liquidation	February 28,		Mandatory
Series	Shares (1)	Value	2011	Rate	Redemption Date

A	4,400,000	$110,000	$114,100	5.57%	5/7/17
B	320,000	8,000	7,800	4.53%	11/9/17
C	1,680,000	42,000	40,600	5.20%	11/9/20

	6,400,000	$160,000	$162,500

(1)	Each share has a $25 liquidation value.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

Holders of the mandatory redeemable preferred stock are entitled to receive cumulative cash distribution payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30). If the rating provided by Fitch Ratings falls below A (or the equivalent rating of another nationally recognized agency), the annual distribution rate on the mandatory redeemable preferred stock will increase between 0.5% and 4.0%, depending on the rating. The annual distribution rate will increase by 4.0% if no ratings are maintained, and the distribution rate will increase by 5.0% if the Company fails to make quarterly distribution or certain other payments.

The mandatory redeemable preferred stock rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The mandatory redeemable preferred stock is redeemable in certain circumstances at the option of the Company and are also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

Under the terms of the mandatory redeemable preferred stock, the Company may not declare dividends or pay other distributions on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the mandatory redeemable preferred stock have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of mandatory redeemable preferred stock or the holders of common stock. The holders of the mandatory redeemable preferred stock, voting separately as a single class, have the right to elect at least two directors of the Company.

At February 28, 2011, the Company was in compliance with the asset coverage and basic maintenance requirements of its mandatory redeemable preferred stock.

13.	Common Stock

The Company has 193,590,000 shares of common stock authorized and 68,713,481 shares outstanding at February 28, 2011. As of that date, KACALP owned 4,000 shares. Transactions in common shares for the three months ended February 28, 2011 were as follows:

Shares outstanding at November 30, 2010	68,471,401
Shares issued through reinvestment of distributions	242,080

Shares outstanding at February 28, 2011	68,713,481

14.	Subsequent Events

On March 22, 2011, the Company declared its quarterly distribution of $0.49 per common share for the period December 1, 2010 through February 28, 2011 for a total quarterly distribution payment of $33,670. The distribution was paid on April 15, 2011 to stockholders of record on April 5, 2011. Of this total, pursuant to the Company’s dividend reinvestment plan, $6,069 was reinvested into the Company through the issuance of 213,467 shares of common stock.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

On April 8, 2011, the Company closed its public offering of 5,700,000 shares of common stock at a price of $30.58 per share. Total net proceeds from the offering were $167,352 and were used by the Company to make additional portfolio investments that are consistent with the Company’s investment objective, and for general corporate purposes.

On April 27, 2011, the Company reached a conditional agreement with institutional investors relating to a private placement of $225,000 of Senior Notes. Net proceeds from such offering will be used to repay borrowings under our revolving credit facility, to refinance the Series G Senior Notes that mature in June 2011 ($75,000 principal amount), to make new portfolio investments and for general corporate purposes. Closing of the Senior Notes is scheduled for late May and is subject to investor due diligence, legal documentation and other standard closing conditions.

The table below sets forth the key terms of the Senior Notes:

Series	Amount	Rate	Term

Senior Notes
Series U	$60,000	3-month LIBOR + 145 bps	5 years
Series V	65,000	3.71%	5 years
Series W	100,000	4.38%	7 years

Total	$225,000

BASE PROSPECTUS

$500,000,000

Common Stock
Preferred Stock

Kayne Anderson MLP Investment Company (the “Company,” “we,” “us,” or “our”) is a non-diversified, closed-end management investment company that began investment activities on September 28, 2004 following our initial public offering. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). We invest in equity securities of (i) master limited partnerships, including preferred, common and subordinated units and general partner interests, (ii) owners of such interests in master limited partnerships, and (iii) other Midstream Energy Companies. Additionally, we may invest in debt securities of MLPs and other Midstream Energy Companies. Substantially all of our total assets consist of publicly traded securities of MLPs and other Midstream Energy Companies. We are permitted to invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies, including securities issued by private companies.

We may offer, from time to time, shares of our common stock ($0.001 par value per share) or shares of our preferred stock ($0.001 par value per share), which we refer to in this prospectus collectively as our securities, in one or more offerings. We may offer our common stock or preferred stock, separately or together, in amounts, at prices and on terms set forth in a prospectus supplement to this prospectus. You should read this prospectus and the related prospectus supplement carefully before you decide to invest in any of our securities.

We may offer and sell our securities to or through underwriters, through dealers or agents that we designate from time to time, directly to purchasers or through a combination of these methods. If an offering of our securities involves any underwriters, dealers or agents, then the applicable prospectus supplement will name the underwriters, dealers or agents and will provide information regarding any applicable purchase price, fee, commission or discount arrangements made with those underwriters, dealers or agents or the basis upon which such amount may be calculated. For more information about the manners in which we may offer our securities, see “Plan of Distribution.” We may not sell our securities through agents, underwriters or dealers without delivery of a prospectus supplement.

Investing in our securities may be speculative and involve a high degree of risk and should not constitute a complete investment program. Before buying any securities, you should read the discussion of the material risks of investing in our securities in “Risk Factors” beginning on page 15 of this prospectus. You should consider carefully these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is April 1, 2011.

(continued on the following page)

(continued from the previous page)

We are managed by KA Fund Advisors, LLC, a subsidiary of Kayne Anderson Capital Advisors, L.P. (together, “Kayne Anderson”), a leading investor in MLPs. As of December 31, 2010, Kayne Anderson and its affiliates managed approximately $11.6 billion, including approximately $6.7 billion in MLPs and other Midstream Energy Companies.

Shares of our common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KYN.” The net asset value of our common stock at the close of business on January 31, 2011 was $27.47 per share, and the last sale price per share of our common stock on the NYSE as of that date was $29.50. See “Market and Net Asset Value Information.”

Shares of common stock of closed-end investment companies, like ours, frequently trade at discounts to their net asset values. If our common stock trades at a discount to our net asset value, the risk of loss may increase for purchasers in this offering, especially for those investors who expect to sell their common stock in a relatively short period after purchasing shares in this offering. See “Risk Factors—Additional Risks Related to Our Common Stock—Market Discount From Net Asset Value Risk.”

Our common stock is junior in liquidation and distribution rights to our debt securities and preferred stock. The issuance of our debt securities and preferred stock represents the leveraging of our common stock. See “Use of Leverage—Effects of Leverage,” “Risk Factors—Additional Risks Related to Our Common Stock—Leverage Risk to Common Stockholders” and “Description of Capital Stock.” The issuance of any additional common stock offered by this prospectus will enable us to increase the aggregate amount of our leverage. Our preferred stock is senior in liquidation and distribution rights to our common stock and junior in liquidation and distribution rights to our debt securities. Our debt securities are our unsecured obligations and, upon our liquidation, dissolution or winding up, rank: (1) senior to all of our outstanding common stock and any preferred stock; (2) on a parity with our obligations to any unsecured creditors and any unsecured senior securities representing our indebtedness; and (3) junior to our obligations to any secured creditors. Holders of our floating rate senior unsecured notes are entitled to receive quarterly cash interest payments at an annual rate that may vary for each rate period. Holders of our fixed rate senior unsecured notes are entitled to receive semi-annual cash interest payments at an annual rate per the terms of such notes.

You should rely only on the information contained or incorporated by reference in this prospectus and any related prospectus supplement. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted or where the person making the offer or sale is not qualified to do so or to any person to whom it is not permitted to make such offer or sale. You should assume that the information appearing in this prospectus and any prospectus supplement is accurate only as of the respective dates on their front covers, regardless of the time of delivery of this prospectus, any prospectus supplement, or any sale of our common stock. Our business, financial condition, results of operations and prospects may have changed since that date.

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission (the “SEC”), using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, separately or together in one or more offerings, the securities described in this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. This prospectus, together with any prospectus supplement, sets forth concisely the information about us that a prospective investor ought to know before investing. You should read this prospectus and the related prospectus supplement before deciding whether to invest and retain them for future reference. A Statement of Additional Information, dated April 1, 2011 (the “SAI”), containing additional information about us, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus.

You may request a free copy of our SAI, the table of contents of which is on page 75 of this prospectus, request a free copy of our annual, semi-annual and quarterly reports, request other information or make stockholder inquiries, by calling toll-free at (877) 657-3863, or by writing to us at 717 Texas Avenue, Suite 3100, Houston, Texas 77002. Our annual, semi-annual and quarterly reports and the SAI also are available on our website at http://www.kaynefunds.com. Information included on such website does not form part of this prospectus.

We file reports (including our annual, semi-annual and quarterly reports, and the SAI), proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Copies of such reports, proxy statements and other information, as well as the registration statement and the amendments, exhibits and schedules thereto, can be obtained from the SEC’s Public Reference Room in Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Such materials, as well as the Company’s annual, semi-annual and quarterly reports and other information regarding the Company, are also available on the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549-0112.

PROSPECTUS SUMMARY

This summary highlights selected information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in our securities offered by this prospectus. You should carefully read the entire prospectus, any related prospectus supplement and the SAI, including the documents incorporated by reference into them, particularly the section entitled “Risk Factors” and the financial statements and related notes. Except where the context suggests otherwise, the terms the “Company,” “we,” “us,” and “our” refer to Kayne Anderson MLP Investment Company; “KAFA” or the “Advisor” refers to KA Fund Advisors, LLC; “Kayne Anderson” refers to KAFA and its managing member, Kayne Anderson Capital Advisors, L.P. and its predecessor, collectively; “midstream energy assets” refers to assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal; “MLPs” refers to (i) energy-related partnerships, (ii) energy-related limited liability companies treated as partnerships and (iii) affiliates of those energy-related partnerships, substantially all of whose assets consist of interests in publicly traded partnerships; and “Midstream Energy Companies” means (i) MLPs and (ii) other companies that, as their principal business, operate midstream energy assets.

About Kayne Anderson MLP Investment Company

Kayne Anderson MLP Investment Company, a Maryland corporation, is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in MLPs and other Midstream Energy Companies. We also must comply with the SEC’s rule regarding investment company names, which requires us, under normal market conditions, to invest at least 80% of our total assets in MLPs so long as MLP is in our name. Our outstanding shares of common stock are listed on the New York Stock Exchange (the “NYSE”) under the symbol “KYN.”

We began investment activities in September 2004 following our initial public offering. As of January 31, 2011, we had approximately 68.7 million shares of common stock outstanding, net assets applicable to our common stock of approximately $1.9 billion and total assets of approximately $3.2 billion.

On May 7, 2010, we completed the private placement of $110 million of Series A Mandatory Redeemable Preferred Stock (the “Series A MRP Shares”) and $110 million of Senior Unsecured Notes, comprised of $65 million aggregate principal amount of 4.21% Series O Fixed Rate Notes due May 7, 2015 (the “Series O Notes”) and $45 million aggregate principal amount of Floating Rate Series P Senior Unsecured Notes due May 7, 2015 (the “Series P Notes”). On May 7, 2010, we also provided notice of redemption of all of our issued and outstanding Series D Auction Rate Preferred Shares (the “ARP Shares”) to the holders, auction agent and paying agent of the ARP Shares, with a redemption payment date which occurred on May 28, 2010. On the same date, we used a portion of the proceeds of the above-referenced private placement of Series A MRP Shares, Series O Notes and Series P Notes, and irrevocably deposited with the paying agent the funds necessary to effect such redemption.

On August 11, 2010, we issued 7,250,000 shares of our common stock at a price per share equal to $26.30 pursuant to an underwritten public offering. We received net proceeds from such offering of approximately $183 million. On September 9, 2010, the underwriters of such public offering exercised their over-allotment option to purchase an additional 793,877 shares of our common stock at a price per share equal to $26.30. We received approximately $20 million of net proceeds from this over-allotment option.

On November 9, 2010, we completed a $50 million placement of 2,000,000 shares of Mandatory Redeemable Preferred Stock, comprised of 320,000 shares ($8 million) of Series B Mandatory Redeemable Preferred Stock (the “Series B MRP Shares”) and 1,680,000 shares ($42 million) of Series C Mandatory Redeemable Preferred Stock (the “Series C MRP Shares”). The Series A MRP Shares, the Series B MRP Shares and the Series C MRP Shares are collectively referred to herein as the “MRP Shares.”

On November 9, 2010, we also completed a private placement of $140 million of Senior Unsecured Notes, comprised of $15 million aggregate principal amount of Series Q Fixed Rate Notes due November 9, 2015 (the “Series Q Notes”), $25 million aggregate principal amount of Series R Fixed Rate Notes due November 9, 2017 (the “Series R Notes”), $60 million aggregate principal amount of Series S Fixed Rate Notes due November 9, 2020 (the “Series S Notes”) and $40 million aggregate principal amount of Series T Fixed Rate Notes due November 9, 2022 (the “Series T Notes”). The Series Q Notes, the Series R Notes, the Series S Notes and the Series T Notes, together with our Series G, I, K, M, N, O and P Senior Notes are collectively referred to herein as the “Senior Notes.”

Our Portfolio Investments

Our investments are principally in equity securities issued by MLPs. Generally, we invest in equity securities of (i) master limited partnerships, including preferred, common and subordinated units and general partner interests, (ii) owners of such interests in master limited partnerships, and (iii) other Midstream Energy Companies. Finally, we may also, from time to time, invest in debt securities of MLPs and other Midstream Energy Companies with varying maturities of up to 30 years.

We are permitted to invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies, including securities issued by private companies. We may invest up to 15% of our total assets in any single issuer.

We are permitted to invest up to 20% of our total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities rated, at the time of investment, at least B3 by Moody’s Investors Service, Inc. (“Moody’s”), B- by Standard & Poor’s or Fitch Ratings (“Fitch”) or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may include unrated debt securities of private companies.

As of January 31, 2011, we held $3.1 billion in equity investments and $50 million in fixed income investments. As of that date, our investments included restricted securities with a fair market value of $138 million. Our top 10 largest holdings by issuer as of that date were:

					Percent of
					Long Term
	Company	Sector	Type of Securities	Amount	Investments
				($ millions)

1.	Enterprise Products Partners L.P.	Midstream MLP	Common Units	$286.4	9.1%
2.	Magellan Midstream Partners, L.P.	Midstream MLP	Common Units	202.4	6.4
3.	Kinder Morgan Management, LLC	MLP Affiliate	Common Shares	198.6	6.3
4.	Plains All American Pipeline, L.P.	Midstream MLP	Common Units	188.2	6.0
5.	Inergy, L.P.	Propane MLP	Common Units	166.2	5.3
6.	MarkWest Energy Partners, L.P.	Midstream MLP	Common Units	152.0	4.8
7.	Williams Partners L.P.	Midstream MLP	Common Units	149.6	4.8
8.	Energy Transfer Partners, L.P.(1)	Midstream MLP	Common Units	112.9	3.6
9.	Copano Energy, L.L.C.	Midstream MLP	Common Units	112.5	3.6
10.	Energy Transfer Equity, L.P.(1)	General Partner MLP	Common Units	109.2	3.5

(1)	Energy Transfer Equity, L.P. is the general partner of Energy Transfer Partners, L.P.

On a limited basis, we may also use derivative investments to hedge against interest rate and market risks. We may also utilize short sales to hedge such risks and as part of short sale investment strategies.

About Our Investment Adviser

KA Fund Advisors, LLC (“KAFA”) is our investment adviser, responsible for implementing and administering our investment strategy. KAFA is a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and together with KAFA, “Kayne Anderson”). Both KAFA and KACALP are SEC-registered investment advisers. As of December 31, 2010, Kayne Anderson and its affiliates managed approximately $11.6 billion, including approximately $6.7 billion in MLPs and other Midstream Energy Companies. Kayne Anderson has invested in MLPs and other Midstream Energy Companies since 1998. We believe that Kayne Anderson has developed an understanding of the MLP market that enables it to identify and take advantage of public MLP investment opportunities. In addition, Kayne Anderson’s senior professionals have developed a strong reputation in the energy sector and have many long-term relationships with industry managers, which we believe gives Kayne Anderson an important advantage in sourcing and structuring private investments.

The Offering

We may offer, from time to time, up to $500 million of our common stock or preferred stock at prices and on terms to be set forth in one or more prospectus supplements to this prospectus. Of the $500 million of securities, we have offered approximately $211.6 million of securities as of the date of this prospectus pursuant to prospectus supplements to this prospectus.

We may offer and sell our securities to or through underwriters, through dealers or agents that we designate from time to time, directly to purchasers or through a combination of these methods. If an offering of securities involves any underwriters, dealers or agents, then the applicable prospectus supplement will name the underwriters, dealers or agents and will provide information regarding any applicable purchase price, fee, commission or discount arrangements made with those underwriters, dealers or agents or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

Use of Financial Leverage

We may leverage our common stock through the issuance of preferred stock and debt securities, our revolving credit facility and other borrowings. The timing and terms of any leverage transactions will be determined by our Board of Directors. The issuance of additional common stock offered by this prospectus will enable us to increase the aggregate amount of our leverage. Throughout this prospectus, our debt securities, including Senior Notes, our revolving credit facility and other borrowings are collectively referred to as “Borrowings.”

Under normal market conditions, our policy is to utilize our Borrowings and our preferred stock, (each a “Leverage Instrument” and collectively “Leverage Instruments”) in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments. However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than 30% leverage to the extent permitted by the 1940 Act. As of November 30, 2010, our Leverage Instruments represented approximately 25.8% of our total assets. Leverage Instruments have seniority in liquidation and distribution rights over our common stock. Costs associated with any issuance of preferred stock are borne immediately by common stockholders and result in a reduction of the net asset value of our common stock. See “Use of Leverage.”

Because our Adviser’s fee is based upon a percentage of our average total assets, our Adviser’s fee is higher since we employ leverage. Therefore, our Adviser has a financial incentive to use leverage, which may create a conflict of interest between our Adviser and our common stockholders.

There can be no assurance that our leveraging strategy will be successful during any period in which it is used. The use of leverage involves significant risks and creates a greater risk of loss, as well as potential for more gain, for holders of our common stock than if leverage is not used. See “Risk Factors—Additional Risks Related to Our Common Stock—Leverage Risk to Common Stockholders” and “—Additional Risks Related to Our Preferred Stock—Senior Leverage Risk to Preferred Stockholders.”

Derivatives and Other Strategies

We currently expect to write call options with the purpose of generating realized gains or reducing our ownership of certain securities. We will only write call options on securities that we hold in our portfolio (i.e., covered calls). A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If we write a call option on a security, we have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss. We, as the writer of the option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

We currently expect to utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of our Leverage Instruments. Such interest rate swaps would principally be used to protect us against higher costs on our Leverage Instruments resulting from increases in short-term interest rates. We anticipate that the majority of our interest rate hedges will be interest rate swap contracts with financial institutions.

We may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in our portfolio; (ii) purchase call options or put options, (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Short Sales Risk.” A total return swap is a contract between two parties designed to replicate the economics of directly owning a security. We may enter into total return swaps with financial institutions related to equity investments in certain Master Limited Partnerships.

To a lesser extent, we may use various hedging and other risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio, or to otherwise protect the value of our portfolio. We may execute our hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Derivatives Risk.”

Distributions and Interest

As of the date of this prospectus, we have paid distributions to common stockholders every fiscal quarter since inception. Cumulative distributions paid to common stockholders since inception total $11.51 per share and our distribution rate has increased by 29% from an indicative quarterly rate of $0.375 per share to our most recent quarterly distribution of $0.485. We intend to continue to pay quarterly distributions to our common stockholders. Payment of future distributions is subject to approval by our Board of Directors, as well as meeting the covenants of our senior securities and the asset coverage requirements of the 1940 Act. We will pay distributions and interest on our preferred stock and debt securities, respectively, in accordance with their terms. See “Distributions” and “Tax Matters.”

We pay dividends on the Series A MRP Shares, Series B MRP Shares and Series C MRP Shares (collectively, the “MRP Shares”) in accordance with the terms thereof. The holders of the MRP Shares shall be entitled to receive quarterly cumulative cash dividends, when, as and if authorized by the Board of Directors. The Series A MRP Shares pay dividends at a rate of 5.57% per annum, the Series B MRP Shares pay dividends at a rate of 4.53% per annum and the Series C MRP Shares pay dividends at a rate of 5.20% per annum.

Use of Proceeds

We intend to use the net proceeds of any sales of our securities pursuant to this prospectus to make investments in portfolio companies in accordance with our investment objective and policies, to repay indebtedness or for general corporate purposes. Pending such investments, we anticipate either investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering. See “Use of Proceeds.”

Taxation

We are treated as a corporation for federal income tax purposes and, as a result, we are subject to corporate income tax to the extent we recognize net taxable income. As a partner in MLPs, we report our allocable share of each MLP’s taxable income or loss in computing our taxable income or loss, whether or not we actually receive any cash from such MLP. See “Tax Matters.”

FORWARD-LOOKING STATEMENTS

Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Risk Factors” in this prospectus and our SAI. In this prospectus, we use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements.

The forward-looking statements contained in this prospectus include statements as to:

•	our operating results;

•	our business prospects;

•	our expected investments and the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to source favorable private investments;

•	the ability of the MLPs and other Midstream Energy Companies in which we invest to achieve their objectives;

•	our use of financial leverage and expected financings;

•	our tax status;

•	the tax status of the MLPs in which we intend to invest;

•	the adequacy of our cash resources and working capital; and

•	the timing and amount of distributions, dividends and interest income from the MLPs and other Midstream Energy Companies in which we intend to invest.

The factors identified above are believed to be important factors, but not necessarily all of the important factors, that could cause our actual results to differ materially from those expressed in any forward-looking statement. Unpredictable or unknown factors could also have material adverse effects on us. Since our actual results, performance or achievements could differ materially from those expressed in, or implied by, these forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur, or, if any of them do, what impact they will have on our results of operations and financial condition. All forward-looking statements included in this prospectus are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this prospectus. We do not undertake any obligation to update, amend or clarify these forward-looking statements or the risk factors contained in this prospectus, whether as a result of new information, future events or otherwise, except as may be required under the federal securities laws. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including our annual reports. We acknowledge that, notwithstanding the foregoing statement, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as us.

KAYNE ANDERSON MLP INVESTMENT COMPANY

We are a non-diversified, closed-end management investment company registered under the 1940 Act. We were formed as a Maryland corporation in June 2004 and began investment activities in September 2004 after our initial public offering. Our common stock is listed on the NYSE under the symbol “KYN.”

As of January 31, 2011, we had (a) 68.7 million common shares outstanding, (b) $620 million in Senior Notes outstanding and (c) $160 million of MRP Shares outstanding. As of January 31, 2011, we had net assets applicable to our common stock of approximately $1.9 billion and total assets of approximately $3.2 billion.

The following table sets forth information about our outstanding securities as of January 31, 2011 (the information in the table is unaudited; and amounts are in 000s):

	Amount of Shares/	Amount Held
	Aggregate Principal	by Us or	Actual Amount
Title of Class	Amount Authorized	for Our Account	Outstanding

Common Stock	199,990	0	68,713
Series A Mandatory Redeemable Preferred Shares (1)	$110,000	$0	$110,000
Series B Mandatory Redeemable Preferred Shares (1)	$8,000	$0	$8,000
Series C Mandatory Redeemable Preferred Shares (1)	$42,000	$0	$42,000
Senior Notes, Series G	$75,000	$0	$75,000
Senior Notes, Series I	$60,000	$0	$60,000
Senior Notes, Series K	$125,000	$0	$125,000
Senior Notes, Series M	$60,000	$0	$60,000
Senior Notes, Series N	$50,000	$0	$50,000
Senior Notes, Series O	$65,000	$0	$65,000
Senior Notes, Series P	$45,000	$0	$45,000
Senior Notes, Series Q	$15,000	$0	$15,000
Senior Notes, Series R	$25,000	$0	$25,000
Senior Notes, Series S	$60,000	$0	$60,000
Senior Notes, Series T	$40,000	$0	$40,000

(1)	Each share has a liquidation preference of $25.00 ($110 million aggregate liquidation preference for outstanding Series A MRP Shares; $8 million aggregate liquidation preference for outstanding Series B MRP Shares, and $42 million aggregate liquidation preference for outstanding Series C MRP Shares).

Our principal office is located at 717 Texas Avenue, Suite 3100, Houston, Texas 77002, and our telephone number is (713) 493-2020.

FEES AND EXPENSES

The following table contains information about the costs and expenses that common stockholders will bear directly or indirectly. The table below assumes the use of Leverage Instruments in an amount equal to 25.9% of our total assets, which represents our average leverage levels for the fiscal year ended November 30, 2010, and shows our expenses as a percentage of net assets attributable to our common stock. We caution you that the percentages in the table below indicating annual expenses are estimates and may vary from actual results.

Stockholder Transaction Expenses:

Sales Load Paid (as a percentage of offering price) (1)	—%
Offering Expenses Borne (as a percentage of offering price) (2)	—%

Dividend Reinvestment Plan Fees (3)	None

Total Stockholder Transaction Expenses (as a percentage of offering price) (4)	—%

Percentage of Net Assets Attributable to Common Stock (5)

Annual Expenses:
Management Fees (6)	2.10%
Interest Payments on Borrowed Funds	1.66%
Dividend Payments on Preferred Stock	0.28%
Other Expenses (exclusive of current and deferred income tax expense)	0.23%

Annual Expenses (exclusive of current and deferred income tax expense)	4.27%
Current Income Tax Expense (7)	%
Deferred Income Tax Expense (7)	20.46%

Total Annual Expenses (including current and deferred income tax expenses)	24.73%

(1)	The sales load will apply only if the common stock to which this prospectus relates are sold to or through underwriters. In such case, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses as a percentage of the offering price.

(3)	The expenses of administering our Dividend Reinvestment Plan are included in Other Expenses. Common stockholders will pay brokerage charges if they direct American Stock Transfer & Trust Company, as their agent (the “Plan Administrator”), to sell their common stock held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”

(4)	The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.

(5)	The annual expenses in the table are calculated using (i) such expenses as reported on our statement of operations for the fiscal year ended November 30, 2010 and (ii) our average net assets for the fiscal year ended November 30, 2010.

(6)	Pursuant to the terms of the investment management agreement between us and our Adviser, the management fee is calculated at an annual rate of 1.375% of our average total assets (excluding net deferred income tax assets, if any). Management fees in the table above are calculated as a percentage of net assets attributable to common stock, which results in a higher percentage than the percentage attributable to average total assets. See “Management—Investment Management Agreement.”

(7)	For the fiscal year ended November 30, 2010, we recorded no current tax expense and net deferred tax expense of $293 million attributable to our net investment loss, realized gains and unrealized gains.

The purpose of the table above and the example below is to help you understand all fees and expenses that you would bear directly or indirectly as a holder of our common stock. See “Management” and “Dividend Reinvestment Plan.”

Example

The following example illustrates the expenses that common stockholders would pay on a $1,000 investment in our common stock, assuming total annual expenses before tax are 4.27% of net asset value in year 1. The following example assumes that all distributions are reinvested at net asset value, an annual rate of return of 5% on our portfolio securities, and expenses include income tax expense associated with the 5% assumed rate of return on such portfolio securities.

	1 Year	3 Years	5 Years	10 Years

Expenses	$58	$178	$303	$646

THE EXAMPLE AND THE EXPENSES IN THE TABLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. The example assumes that the estimated “Annual Expenses (exclusive of current and deferred income tax expense)” set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value. ACTUAL EXPENSES (INCLUDING THE COST OF DEBT, IF ANY, AND OTHER EXPENSES) MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

FINANCIAL HIGHLIGHTS

The Financial Highlights for the period September 28, 2004 (commencement of operations) through November 30, 2004 and the fiscal years ended November 30, 2005, 2006, 2007, 2008, 2009 and 2010, including accompanying notes thereto and the reports of PricewaterhouseCoopers LLP thereon, contained in our Annual Report to Stockholders for the fiscal year ended November 30, 2010 contained in our Form N-CSR filed with the SEC on February 4, 2011 are hereby incorporated by reference into, and are made part of, this prospectus. A copy of such Annual Report to Stockholders must accompany the delivery of this prospectus.

SENIOR SECURITIES

Information about our outstanding senior securities (including ARP Shares, MRP Shares, Senior Notes and other indebtedness) is shown in the following table as of each fiscal year ended November 30 since we commenced operations. The information for the fiscal years ended 2005, 2006, 2007, 2008, 2009 and 2010, and for the period ended November 30, 2004 has been derived from our financial statements which have been audited by PricewaterhouseCoopers LLP, whose report thereon is included in the financial statements incorporated by reference herein.

			Asset Coverage
			Per $1,000
			of Principal	Involuntary
			or Liquidation	Liquidating	Average Market
		Total Amount	Preference	Preference Per	Value Per
Year	Title of Security	Outstanding (1)	Amount	Amount (2)	Unit (3)
		($ in 000s)		($ in 000s)

2004	N/A	N/A	N/A	N/A	N/A
2005
	Senior Notes
	Series A	$85,000	$4,873	$85,000	N/A
	Series B	85,000	4,873	85,000	N/A
	Series C	90,000	4,873	90,000	N/A
	ARP Shares	75,000	3,782	75,000	N/A
2006
	Senior Notes
	Series A	$85,000	$4,497	$85,000	N/A
	Series B	85,000	4,497	85,000	N/A
	Series C	90,000	4,497	90,000	N/A
	Series E	60,000	4,497	60,000	N/A
	Revolving Credit Facility	17,000	4,497	17,000	N/A
	ARP Shares	75,000	3,678	75,000	N/A
2007
	Senior Notes
	Series A	$85,000	$3,284	$85,000	N/A
	Series B	85,000	3,284	85,000	N/A
	Series C	90,000	3,284	90,000	N/A
	Series E	60,000	3,284	60,000	N/A
	Series F	185,000	3,284	185,000	N/A
	Revolving Credit Facility	97,000	3,284	97,000	N/A
	ARP Shares	75,000	2,920	75,000	N/A
2008
	Senior Notes
	Series G	$75,000	$3,389	$75,000	N/A
	Series H	20,000	3,389	20,000	N/A
	Series I	60,000	3,389	60,000	N/A
	Series J	24,000	3,389	24,000	N/A
	Series K	125,000	3,389	125,000	N/A
	Revolving Credit Facility	—	—	—	N/A
	ARP Shares	75,000	2,718	75,000	N/A

			Asset Coverage
			Per $1,000
			of Principal	Involuntary
			or Liquidation	Liquidating	Average Market
		Total Amount	Preference	Preference Per	Value Per
Year	Title of Security	Outstanding (1)	Amount	Amount (2)	Unit (3)
		($ in 000s)		($ in 000s)

2009
	Senior Notes
	Series G	$75,000	$4,009	$75,000	N/A
	Series I	60,000	4,009	60,000	N/A
	Series K	125,000	4,009	125,000	N/A
	Series M	60,000	4,009	60,000	N/A
	Series N	50,000	4,009	50,000	N/A
	Revolving Credit Facility	—	—	—	N/A
	ARP Shares	75,000	3,333	75,000	N/A
2010
	Senior Notes
	Series G	$75,000	$4,203	$75,000	N/A
	Series I	60,000	4,203	60,000	N/A
	Series K	125,000	4,203	125,000	N/A
	Series M	$60,000	$4,203	$60,000	N/A
	Series N	50,000	4,203	50,000	N/A
	Series O	65,000	4,203	65,000	N/A
	Series P	45,000	4,203	45,000	N/A
	Series Q	15,000	4,203	15,000	N/A
	Series R	25,000	4,203	25,000	N/A
	Series S	60,000	4,203	60,000	N/A
	Series T	40,000	4,203	40,000	N/A
	Revolving Credit Facility	—	—	—	N/A
	MRP Shares
	Series A	110,000	3,341	110,000	N/A
	Series B	8,000	3,341	8,000	N/A
	Series C	42,000	3,341	42,000	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(3)	Not applicable, as senior securities are not registered for public trading.

MARKET AND NET ASSET VALUE INFORMATION

Shares of our common stock are listed on the NYSE under the symbol “KYN.” Our common stock commenced trading on the NYSE on September 28, 2004.

Our common stock has traded both at a premium and at a discount in relation to its net asset value. Although our common stock has traded at a premium to net asset value, we cannot assure that this will continue after the offering or that the common stock will not trade at a discount in the future. Our issuance of common stock may have an adverse effect on prices in the secondary market for our common stock by increasing the number of shares of common stock available, which may create downward pressure on the market price for our common stock. Shares of closed-end investment companies frequently trade at a discount to net asset value. See “Risk Factors—Additional Risks Related to Our Common Stock—Market Discount From Net Asset Value Risk.”

The following table sets forth for each of the fiscal quarters indicated the range of high and low closing sales price of our common stock and the quarter-end sales price, each as reported on the NYSE, the net asset value per share of common stock and the premium or discount to net asset value per share at which our shares were trading. Net asset value is generally determined on the last business day of each calendar month. See “Net Asset Value” for information as to the determination of our net asset value.

			Quarter-End Closing
					Premium/
				Net Asset	(Discount) of
				Value Per	Quarter-End
	Quarterly Closing			Share of	Sales Price
	Sales Price			Common	to Net Asset
	High	Low	Sales Price	Stock (1)	Value (2)

Fiscal Year 2010
Fourth Quarter	$28.49	$25.63	$28.49	$26.67	6.8%
Third Quarter	27.11	24.65	25.54	23.96	6.6
Second Quarter	27.46	24.75	25.25	21.90	15.3
First Quarter	26.31	22.99	24.86	22.23	11.8
Fiscal Year 2009
Fourth Quarter	$24.95	$20.24	$24.43	$20.13	21.4%
Third Quarter	22.25	19.17	20.35	18.02	12.9
Second Quarter	21.00	14.96	21.00	17.04	23.2
First Quarter	19.84	11.12	17.32	14.84	16.7
Fiscal Year 2008
Fourth Quarter	$27.39	$12.17	$13.37	$14.74	(9.3)%
Third Quarter	31.43	25.34	27.13	25.09	8.1
Second Quarter	30.87	26.21	30.68	28.00	9.6
First Quarter	31.00	27.10	29.55	28.41	4.0

Source of market prices: Reuters Group PLC.

(1)	NAV per share is determined as of close of business on the last day of the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices, which may or may not fall on the last day of the quarter. NAV per share is calculated as described in “Net Asset Value.”

(2)	Calculated as of the quarter-end closing sales price divided by the quarter-end NAV.

On January 31, 2011, the last reported sales price of our common stock on the NYSE was $29.50, which represented a premium of approximately 7.4% to the NAV per share reported by us on that date.

As of January 31, 2011, we had approximately 68.7 million shares of common stock outstanding and we had net assets applicable to common stockholders of approximately $1.9 billion.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we will use the net proceeds from any sales of our securities pursuant to this prospectus to make investments in portfolio companies in accordance with our investment objectives and policies, to repay indebtedness, or for general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

To the extent a portion of the proceeds from such offering are used to make investments in portfolio companies, the relevant prospectus supplement will include an estimate of the length of time it is expected to take to invest such proceeds. We anticipate such length of time will be less than three months in most circumstances. To the extent a portion of the proceeds from such offering are used to repay indebtedness, such transactions will be effected as soon as practicable after completion of the relevant offering.

Pending the use of proceeds, as described above, we anticipate either investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. A delay in the anticipated use of proceeds could lower returns, reduce our distribution to common stockholders and reduce the amount of cash available to make dividend and interest payments on preferred stock and debt securities, respectively.

As of January 31, 2011, we had $50 million borrowed on our credit facility. The credit facility has a three-year commitment terminating on June 11, 2013. Amounts repaid under our credit facility will remain available for future borrowings. Outstanding balances under the credit facility accrue interest daily at a rate equal to the one-month LIBOR plus 1.75% per annum based on current asset coverage ratios. The interest rate may vary between LIBOR plus 1.75% and LIBOR plus 3.00% depending on asset coverage ratios. We will pay a fee equal to a rate of 0.40% per annum on any unused amounts of the credit facility.

RISK FACTORS

Investing in our securities involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The following discussion summarizes some of the risks that a potential investor should carefully consider before deciding whether to invest in our securities offered hereby. For additional information about the risks associated with investing in our securities, see “Our Investments” in our SAI, as well as any risk factors included in the applicable prospectus supplement.

Risks Related to Our Investments and Investment Techniques

Investment and Market Risk

An investment in our securities is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in our securities represents an indirect investment in the securities owned by us, some of which will be traded on a national securities exchange or in the over-the-counter markets. An investment in our securities is not intended to constitute a complete investment program and should not be viewed as such. The value of these publicly traded securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which we invest may affect the value of our securities. Your securities at any point in time may be worth less than your original investment, even after taking into account the reinvestment of our distributions. We are primarily a long-term investment vehicle and should not be used for short-term trading.

Energy Sector Risk

Certain risks inherent in investing in MLPs and other Midstream Energy Companies include the following:

Supply Risk.  A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of MLPs and other Midstream Energy Companies. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or curtailed drilling activity due to low commodity prices.

Economic Risks.  A sustained decline in demand for natural gas, natural gas liquids, crude oil, coal or other energy commodities could also adversely affect the financial performance of MLPs and other Midstream Energy Companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices, or weather.

Depletion and Exploration Risk.  Most MLPs and other Midstream Energy Companies are engaged in the transporting, storing, distributing and processing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal on behalf of shippers. In addition, some MLPs and Midstream Energy Companies are engaged in the production of such commodities. To maintain or grow their revenues, these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of MLPs and other Midstream Energy Companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.

Regulatory Risk.  MLPs and other Midstream Energy Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs and other Midstream Energy Companies.

Commodity Pricing Risk.  The operations and financial performance of MLPs and other Midstream Energy Companies may be directly affected by energy commodity prices, especially those MLPs and other Midstream Energy Companies which own the underlying energy commodity or receive payments for services that are based on commodity prices. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of MLPs and other Midstream Energy Companies which are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for MLPs and other Midstream Energy Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices. In addition to the volatility of commodity prices, extremely high commodity prices that remain at such level or higher may drive further energy conservation efforts which may adversely affect the performance of MLPs and other Midstream Energy Companies.

Acquisition Risk.  The abilities of MLPs to grow and to increase distributions to unitholders can be highly dependent on their ability to make acquisitions that result in an increase in cash available for distribution. In the event that MLPs are unable to make such accretive acquisitions because they are unable to identify attractive acquisition candidates, negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth and ability to raise distributions will be limited. Furthermore, even if MLPs do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in cash available for distribution. Any acquisition involves risks, including, among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses.

Interest Rate Risk.  Rising interest rates could adversely impact the financial performance of MLPs and other Midstream Energy Companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner. MLP valuations are based on numerous factors, including sector and business fundamentals, management expertise, and expectations of future operating results. However, MLP yields are also susceptible in the short-term to fluctuations in interest rates and the prices of MLP securities may decline when interest rates rise. Because we will principally invest in MLP equity securities, our investment in such securities means that the net asset value and market price of our securities may decline if interest rates rise.

Affiliated Party Risk.  Certain MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions.

Catastrophe Risk.  The operations of MLPs and other Midstream Energy Companies are subject to many hazards inherent in the transporting, processing, storing, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, coal, refined petroleum products or other hydrocarbons, or in the exploring, managing or producing of such commodities, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all MLPs and other Midstream Energy Companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect their operations and financial condition.

Terrorism/Market Disruption Risk.  The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the economy and the securities markets. United States military and related action in Iraq and Afghanistan is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy, financial and commodities markets. Uncertainty surrounding retaliatory military strikes or a sustained military campaign may affect MLP and other Midstream Energy Company operations in unpredictable ways, including disruptions of fuel supplies and markets, and transmission and distribution facilities could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that energy assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

MLP Risks.  An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

Concentration Risk.  Our investments will be concentrated in one or more industries within the energy sector. The focus of our portfolio on a specific industry or industries within the energy sector may present more risks than if our portfolio were broadly diversified over numerous industries and sectors of the economy. A downturn in one or more industries within the energy sector would have a larger impact on us than on an investment company that does not concentrate in such sector. At times the performance of securities of companies in the energy sector will lag the performance of other industries or sectors or the broader market as a whole.

Weather Risk.  Extreme weather conditions, such as Hurricane Ivan in 2004, Hurricanes Katrina and Rita in 2005 and Hurricane Ike in 2008, could result in substantial damage to the facilities of certain MLPs and other Midstream Energy Companies located in the affected areas and significant volatility in the supply of natural resources, commodity prices and the earnings of MLPs and other Midstream Energy Companies, and could therefore adversely affect their securities.

MLPs and Other Midstream Energy Company Risk

MLPs and other Midstream Energy Companies are also subject to risks that are specific to the industry they serve.

MLPs and other Midstream Energy Companies that provide crude oil, refined product, natural gas liquids and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

MLPs and other Midstream Energy Companies with propane assets are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others. Further, extremely high commodity prices that remain at such level or higher may adversely affect the demand for services provided by MLPs and other Midstream Energy Companies.

MLPs and other Midstream Energy Companies with coal assets are subject to supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of factors including, fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.

MLPs and other Midstream Energy Companies engaged in the exploration and production business are subject to overstatement of the quantities of their reserves based upon any reserve estimates that prove to be inaccurate, that no commercially productive oil, natural gas or other energy reservoirs will be discovered as a result of drilling or other exploration activities, the curtailment, delay or cancellation of exploration activities are as a result of a unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other exploration equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of crude oil, natural gas or other resources, mechanical failures, cratering, and pollution.

MLPs and other Midstream Energy Companies engaged in marine transportation are exposed to many of the same risks as MLPs and other Midstream Energy Companies as summarized above. In addition, the highly cyclical nature of the marine transportation industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the earnings of marine transportation companies in our portfolio. Fluctuations in charter rates result from changes in the supply and demand for vessel capacity and changes in the supply and demand for oil and oil products. Historically, the marine transportation markets have been volatile because many conditions and factors can affect the supply and demand for vessel capacity. Changes in demand for transportation of oil, refined products, natural gas liquids and liquefied natural gas over longer distances and supply of vessels to carry such commodities may materially affect revenues, profitability and cash flows of marine transportation companies.

The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of vessels may fluctuate and could adversely affect the value of marine transportation company securities in our portfolio. Declining vessel values could affect the ability of marine transportation companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting such companies’ liquidity.

Marine transportation company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of marine transportation company earnings.

Cash Flow Risk

A substantial portion of the cash flow received by us is derived from our investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions depends upon the amount of cash generated by the MLP’s operations. Cash available for distribution will vary from quarter to quarter and is largely dependent on factors affecting the MLP’s operations and factors affecting the energy industry in general. In addition to the risk factors described above, other factors which may reduce the amount of cash an MLP has available for distribution include increased operating costs, maintenance capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs.

Capital Markets Risk

Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors. As a result, the cost of raising capital in the debt and equity capital markets has increased while the ability to raise capital from those markets has diminished. In particular, as a result of concerns about the general stability of financial markets and specifically the solvency of lending counterparties, the cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. Due to these factors, MLPs may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, MLPs may not be able to meet their obligations as they come due. Moreover, without adequate funding, MLPs may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Tax Risks

Tax Risk of MLPs.  Our ability to meet our investment objective will depend on the level of taxable income and distributions and dividends we receive from the MLP and other Midstream Energy Company securities in which we invest, a factor over which we have no control. The benefit we derive from our investment in MLPs is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by us would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to us, likely causing a reduction in the value of our common stock.

Tax Law Change Risk.  Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect us or the MLPs in which we invest. Any such changes could negatively impact our common stockholders. Legislation could also negatively impact the amount and tax characterization of distributions received by our common stockholders. Under current law, qualified dividend income received by individual stockholders is taxed at a maximum federal tax rate of 15% for individuals, provided a holding period requirement and certain other requirements are met. This reduced rate of tax on qualified dividend income is currently scheduled to revert to ordinary income rates for taxable years beginning after December 31, 2012 and the maximum 15% federal income tax rate for long-term capital gain is scheduled to revert to 20% (or 18% for assets held more than five years) for such taxable years.

Deferred Tax Risks.  As a limited partner in the MLPs in which we invest, we will be allocated our distributive share of income, gains, losses, deductions, and credits from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. We will incur a current tax liability on our distributive share of an MLP’s income and gains that is not offset by tax deductions, losses, and credits, or our capital or net operating loss carryforwards or other applicable deductions, if any. The percentage of an MLP’s income and gains which is offset by tax deductions, losses, and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in our portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability to us.

We rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated capital or deferred taxes. Such estimates are made in good faith. From time to time, as new information becomes available, we modify our estimates or assumptions regarding our deferred taxes.

Deferred income taxes reflect (1) taxes on unrealized gains/(losses) which are attributable to the difference between the fair market value and tax basis of our investments and (2) the tax benefit of accumulated capital or net operating losses. We will accrue a net deferred tax liability if our future tax liability on our unrealized gains exceeds the tax benefit of our accumulated capital or net operating losses, if any. We will accrue a net deferred tax asset if our future tax liability on our unrealized gains is less than the tax benefit of our accumulated capital or net operating losses or if we have net unrealized losses on our investments.

To the extent we have a net deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically based on the criterion established by the Statement of Financial Standards, Accounting for Income Taxes (ASC 740) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In our assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that capital or net operating loss carryforwards may expire unused.

If a valuation allowance is required to reduce a deferred tax asset in the future, it could have a material impact on our net asset value and results of operations in the period it is recorded.

Deferred Tax Risks of Investing in our Common Stock.  A reduction in the return of capital portion of the distributions that we receive or an increase in our earnings and profits and portfolio turnover may reduce that portion of our distribution, paid to common stockholders, treated as a tax-deferred return of capital and increase that portion treated as a dividend, resulting in lower after-tax distributions to our common stockholders. See the “Tax Matters” in this prospectus and also in our SAI.

Equity Securities Risk

MLP common units and other equity securities may be subject to general movements in the stock market and a significant drop in the stock market may depress the price of securities to which we have exposure. MLP units and other equity securities prices fluctuate for several reasons, including changes in the financial condition of a particular issuer (generally measured in terms of distributable cash flow in the case of MLPs), investors’ perceptions of MLPs and other Midstream Energy Companies, the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, the prices of MLP units and other Midstream Energy Company equity securities may be sensitive to rising interest rates given their yield-based nature.

Certain of the MLPs and other Midstream Energy Companies in which we invest have comparatively smaller capitalizations than other companies. Investing in the securities of smaller MLPs and other Midstream Energy Companies presents some unique investment risks. These MLPs and other Midstream Energy Companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger MLPs and other Midstream Energy Companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller MLPs and other Midstream Energy Companies may be less liquid than those of larger MLPs and other Midstream Energy Companies and may experience greater price fluctuations than larger MLPs and other Midstream Energy Companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand.

Risks Associated with an Investment in Initial Public Offerings (“IPOs”)

Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time, we may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to us. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Our investment performance during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so.

IPO securities may be volatile, and we cannot predict whether investments in IPOs will be successful. As we grow in size, the positive effect of IPO investments on the Company may decrease.

Risks Associated with a Private Investment in a Public Entity (“PIPE”) Transaction

PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the “Securities Act”), the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Until we can sell such securities into the public markets, our holdings will be less liquid and any sales will need to be made pursuant to an exemption under the Securities Act.

Privately Held Company Risk

Investing in privately held companies involves risk. For example, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, our Adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Company invests. In addition, the securities of privately held companies are generally illiquid, and entail the risks described under “—Liquidity Risk” below.

Liquidity Risk

Although common units of MLPs and common stocks of other Midstream Energy Companies trade on the NYSE, NYSE Alternext U.S. (formerly known as the American Stock Exchange), and the NASDAQ Stock Market (“NASDAQ”), certain securities may trade less frequently, particularly those with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Also, Kayne Anderson is one of the largest investors in MLPs and Midstream Energy Companies. Thus, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by us in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so. These securities are also more difficult to value, and Kayne Anderson’s judgment as to value will often be given greater weight than market quotations, if any exist. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities.

We also invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933, as amended (the “Securities Act”), unless an exemption from such registration is available. Restricted securities may be more difficult to value and we may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, we, where we have contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. We would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in our inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.

Our investments in restricted securities may include investments in private companies. Such securities are not registered under the Securities Act until the company becomes a public company. Accordingly, in addition to the risks described above, our ability to dispose of such securities on favorable terms would be limited until the portfolio company becomes a public company.

Non-Diversification Risk

We are a non-diversified, closed-end investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended, or the Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Code on the minimum number or size of securities we hold. As of January 31, 2011, we held investments in approximately 56 issuers.

As of January 31, 2011, substantially all of our total assets were invested in publicly traded securities of MLPs and other Midstream Energy Companies. As of January 31, 2011, there were 66 publicly traded MLPs (partnerships) which manage and operate energy assets. We primarily select our investments in publicly traded securities from securities issued by MLPs in this small pool, together with securities issued by newly public MLPs, if any. We also invest in publicly traded securities issued by other Midstream Energy Companies.

As a result of selecting our investments from this small pool of publicly traded securities, a change in the value of the securities of any one of these publicly traded MLPs could have a significant impact on our portfolio. In addition, as there can be a correlation in the valuation of the securities of publicly traded MLPs, a change in value of the securities of one such MLP could negatively influence the valuations of the securities of other publicly traded MLPs that we may hold in our portfolio.

As we may invest up to 15% of our total assets in any single issuer, a decline in value of the securities of such an issuer could significantly impact the value of our portfolio.

Interest Rate Risk

Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. The yields of equity and debt securities of MLPs are susceptible in the short-term to fluctuations in interest rates and may decline when interest rates increase. Accordingly, our net asset value and the market price of our common stock may decline when interest rates rise. Further, rising interest rates could adversely impact the financial performance of Midstream Energy Companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.

Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance their debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may be forced to reinvest in lower yielding securities.

Interest Rate Hedging Risk

We may in the future hedge against interest rate risk resulting from our leveraged capital structure. We do not intend to hedge interest rate risk of portfolio holdings. Interest rate transactions that we may use for hedging purposes will expose us to certain risks that differ from the risks associated with our portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, caps and similar techniques, the cost of which can be significant. In addition, our success in using hedging instruments is subject to our Adviser’s ability to predict correctly changes in the relationships of such hedging instruments to our leverage risk, and there can be no assurance that our Adviser’s judgment in this respect will be accurate. To the extent there is a decline in interest rates, the value of interest rate swaps or caps could decline, and result in a decline in the net asset value of our common stock. In addition, if the counterparty to an interest rate swap or cap defaults, we would not be able to use the anticipated net receipts under the interest rate swap or cap to offset our cost of financial leverage.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of our securities and distributions that we pay declines.

Portfolio Turnover Risk

We anticipate that our annual portfolio turnover rate will range between 10%—20%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in our Adviser’s execution of investment decisions. The types of MLPs in which we intend to invest have historically made cash distributions to limited partners, the substantial portion of which would not be taxed as income to us in that tax year but rather would be treated as a non-taxable return of capital and would have the effect of lowering our basis in such investment. As a result, most of the tax related to such distribution would be deferred until subsequent sale of our MLP units, at which time we would pay any required tax on gains based on the difference between our basis in the investment and the sales price. As a result, we may be required to pay taxes on such sales even if the sales price is below the original purchase price. Therefore, the sooner we sell such MLP units, the sooner we would be required to pay tax on resulting gains, and the cash available to us to pay distributions to our common stockholders in the year of such tax payment would be less than if such taxes were deferred until a later year. These taxable gains may increase our current and accumulated earnings and profits, resulting in a greater portion of our common stock distributions being treated as dividend income to our common stockholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Investment Objective and Policies—Investment Practices—Portfolio Turnover” and “Tax Matters.”

Derivatives Risk

We may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income, interest rate and currency indices, and other financial instruments, enter into total return swaps and various interest rate transactions such as swaps or credit default swaps. We also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on our ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment or may cause us to hold a security that we might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to us for investment purposes.

We currently expect to write covered call options. As the writer of a covered call option, during the option’s life we give up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but we retain the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when we seek to close out an option position. If trading were suspended in an option purchased by us, we would not be able to close out the option. If we were unable to close out a covered call option that we had written on a security, we would not be able to sell the underlying security unless the option expired without exercise.

Depending on whether we would be entitled to receive net payments from the counterparty on a swap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of our common stock. In addition, at the time an interest rate transaction reaches its scheduled termination date, there is a risk that we would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of our common stock. If we fail to maintain any required asset coverage ratios in connection with any use by us of Leverage Instruments, we may be required to redeem or prepay some or all of the Leverage Instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by or to us.

We segregate liquid assets against or otherwise cover our future obligations under such swap transactions, in order to provide that our future commitments for which we have not segregated liquid assets against or otherwise covered, together with any outstanding Borrowings, do not exceed 33 1/3% of our total assets less liabilities (other than the amount of our Borrowings). In addition, such transactions and other use of Leverage Instruments by us are subject to the asset coverage requirements of the 1940 Act, which generally restrict us from engaging in such transactions unless the value of our total assets less liabilities (other than the amount of our Borrowings) is at least 300% of the principal amount of our Borrowings and the value of our total assets less liabilities (other than the amount of our Leverage Instruments) are at least 200% of the principal amount of our Leverage Instruments.

The use of interest rate and commodity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, our use of swaps could enhance or harm the overall performance of our common stock. For example, we may use interest rate swaps in connection with any use by us of Leverage

Instruments. To the extent interest rates decline, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of our common stock. In addition, if short-term interest rates are lower than our fixed rate of payment on the interest rate swap, the swap will reduce common stock net earnings. As of January 31, 2011, we had no interest rate swaps outstanding.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that we are contractually obligated to make. If the counterparty defaults, we would not be able to use the anticipated net receipts under the swap to offset any declines in the value of our portfolio assets being hedged or the increase in our cost of Leverage Instruments. Depending on whether we would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of our common stock.

Short Sales Risk

Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Our obligation to replace a borrowed security is secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. We also are required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which we borrowed the security regarding payment over of any payments received by us on such security, we may not receive any payments (including interest) on the collateral deposited with such broker-dealer.

Debt Securities Risks

Debt securities in which we invest are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, and, depending on their quality, other special risks.

Credit Risk.  An issuer of a debt security may be unable to make interest payments and repay principal. We could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security by rating agencies may further decrease its value. Additionally, a portfolio company may issue to us a debt security that has payment-in-kind interest, which represents contractual interest added to the principal balance and due at the maturity date of the debt security in which we invest. It is possible that by effectively increasing the principal balance payable to us or deferring cash payment of such interest until maturity, the use of payment-in-kind features will increase the risk that such amounts will become uncollectible when due and payable.

Below Investment Grade and Unrated Debt Securities Risk.  Below investment grade debt securities in which we may invest are rated from B3 to Ba1 by Moody’s, from B- to BB+ by Fitch or Standard & Poor’s, or comparably rated by another rating agency. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

In addition, the prices of these below investment grade and unrated debt securities are more sensitive to negative developments, such as a decline in the issuer’s revenues, downturns in profitability in the energy industry or a general economic downturn, than are the prices of higher grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for us to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in our portfolio in the payment of principal or interest, we may incur additional expense to the extent we are required to seek recovery of such principal or interest. For a further description of below investment grade and unrated debt securities and the risks associated therewith, see “Investment Policies” in our SAI.

Risks Related to Our Business and Structure

Use of Leverage

We currently utilize Leverage Instruments and intend to continue to do so. Under normal market conditions, our policy is to utilize Leverage Instruments in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments. However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than 30% leverage to the extent permitted by the 1940 Act. As of January 31, 2011, our Leverage Instruments represented approximately 26.1% of our total assets. Leverage Instruments have seniority in liquidation and distribution rights over our common stock.

As of January 31, 2011, we had $620 million of Senior Notes outstanding, and had $50 million borrowed under our revolving credit facility. As of January 31, 2011, we had outstanding 4,400,000 shares of Series A MRP Shares ($110 million aggregate liquidation preference), 320,000 shares of Series B MRP Shares ($8 million aggregate liquidation preference) and 1,680,000 shares of Series C MRP Shares ($42 million aggregate liquidation preference). Our revolving credit facility has a term of three years and matures on June 11, 2013. Our Senior Notes have maturity dates ranging from 2011 to 2022. If we are unable to renew or refinance our credit facility prior to maturity or if we are unable to refinance our Senior Notes or MRP Shares as they mature, we may be forced to sell securities in our portfolio to repay debt as it matures. If we are required to sell portfolio securities to repay outstanding debt, such sales may be at prices lower than what we would otherwise realize if were not required to sell such securities at such time. Additionally, we may be unable to refinance our debt or sell a sufficient amount of portfolio securities to repay debt as it matures, which could cause an event of default on our debt securities.

Interest Rate Risk

Interest rate risk is the risk that equity and debt securities will decline in value because of changes in market interest rates. Two series of our Senior Notes pays interest expense based on short-term interest rates and our interest expense on borrowings under our credit facility is based on short-term interest rates. If short-term interest rates rise, interest rates on our debt securities, collectively referred to as “senior securities,” may rise so that the amount of interest payable to holders of our senior securities would exceed the amount of income from our portfolio securities. This might require us to sell portfolio securities at a time when we otherwise would not do so, which may affect adversely our future earnings ability. While we intend to manage this risk through interest rate transactions, there is no guarantee that we will implement these strategies or that we will be successful in reducing or eliminating interest rate risk. In addition, rising market interest rates could impact negatively the value of our investment portfolio, reducing the amount of assets serving as asset coverage for our senior securities.

MLP yields are susceptible in the short-term to fluctuations in interest rates and may decline when interest rates increase. Because we will principally invest in MLP equity securities, the net asset value and market price of our common stock may decline if interest rates rise. See “—Risks Related to Our Investments and Investment Techniques—Energy Sector Risk.” A material decline in the net asset value of our common stock may impair our ability to maintain required levels of asset coverage for our senior securities.

Mandatory Redeemable Preferred Shares Accounting Designation Risk

We believe that because our mandatory redeemable preferred shares have a fixed term, under generally accepted accounting principles, we are required to classify those outstanding preferred shares as debt securities on our financial statements.

Management Risk; Dependence on Key Personnel of Kayne Anderson

Our portfolio is subject to management risk because it is actively managed. Our Adviser applies investment techniques and risk analyses in making investment decisions for us, but there can be no guarantee that they will produce the desired results.

We depend upon Kayne Anderson’s key personnel for our future success and upon their access to certain individuals and investments in the midstream energy industry. In particular, we depend on the diligence, skill and network of business contacts of our portfolio managers, who evaluate, negotiate, structure, close and monitor our investments. These individuals do not have long-term employment contracts with Kayne Anderson, although they do have equity interests and other financial incentives to remain with Kayne Anderson. For a description of Kayne Anderson, see “Management—Investment Adviser.” We also depend on the senior management of Kayne Anderson. The departure of any of our portfolio managers or the senior management of Kayne Anderson could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that KAFA will remain our investment adviser or that we will continue to have access to Kayne Anderson’s industry contacts and deal flow.

Conflicts of Interest of Kayne Anderson

Conflicts of interest may arise because Kayne Anderson and its affiliates generally carry on substantial investment activities for other clients in which we will have no interest. Kayne Anderson or its affiliates may have financial incentives to favor certain of such accounts over us. Any of their proprietary accounts and other customer accounts may compete with us for specific trades. Kayne Anderson or its affiliates may buy or sell securities for us which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to ours. Situations may occur when we could be disadvantaged because of the investment activities conducted by Kayne Anderson or its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position.

Our investment opportunities may be limited by affiliations of Kayne Anderson or its affiliates with MLPs or other Midstream Energy Companies. Additionally, to the extent that Kayne Anderson sources and structures private investments in MLPs, certain employees of Kayne Anderson may become aware of actions planned by MLPs, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in an MLP about which Kayne Anderson has material non-public information; however, it is Kayne Anderson’s intention to ensure that any material non-public information available to certain Kayne Anderson employees not be shared with those employees responsible for the purchase and sale of publicly traded MLP securities.

KAFA also manages Kayne Anderson Energy Total Return Fund, Inc., a closed-end investment company listed on the NYSE under the ticker “KYE,” Kayne Anderson Energy Development Company, a closed-end investment company listed on the NYSE under the ticker “KED,” Kayne Anderson Midstream/Energy Fund, Inc., a closed-end investment company listed on the NYSE under the ticker “KMF,” and two private investment funds, KA First Reserve, LLC and KA First Reserve XII, LLC, which together had approximately $360 million in combined total assets as of January 31, 2011, and KACALP manages several private investment funds (collectively, “Affiliated Funds”). Some of the Affiliated Funds have investment objectives that are similar to or overlap with ours. In particular, certain Affiliated Funds invest in MLPs and other Midstream Energy Companies. Further, Kayne Anderson may at some time in the future, manage other investment funds with the same investment objective as ours.

Investment decisions for us are made independently from those of Kayne Anderson’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Kayne Anderson or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold are allocated among the clients on a good faith equitable basis by Kayne Anderson in its discretion in accordance with the clients’ various investment objectives and procedures adopted by Kayne Anderson and approved by our Board of Directors. In some cases, this system may adversely affect the price or size of the position we may obtain. In other cases, however, our ability to participate in volume transactions may produce better execution for us.

From time to time, we may “control” or may be an “affiliate” of one or more of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including our investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

We believe that there is significant ambiguity in the application of existing SEC staff interpretations of the term “voting security” to complex structures such as limited partnership interests of the kind in which we invest. As a result, it is possible that the SEC staff may consider that the certain securities investments in limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, we may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In light of the ambiguity of the definition of voting securities, we do not intend to treat any class of limited partnership interests we hold as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or we have an economic interest of sufficient size that otherwise gives us the de facto power to exercise a controlling influence over the partnership. We believe this treatment is appropriate given that the general partner controls the partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.

There is no assurance that the SEC staff will not consider that other limited partnership securities that we own and do not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, we will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. We or any portfolio company that we control, and our affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. We cannot assure you, however, that we would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if we were allowed to engage in such a transaction that the terms would be more or as favorable to us or any company that we control as those that could be obtained in arms length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for us or on the type of investments that we could make.

As discussed above, under the 1940 Act, we and our affiliates, including Affiliated Funds, may be precluded from co-investing in private placements of securities, including in any portfolio companies that we control. Except as permitted by law, Kayne Anderson will not co-invest its other clients’ assets in the private transactions in which we invest. Kayne Anderson will allocate private investment opportunities among its clients, including us, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to us. The policies contemplate that Kayne Anderson will exercise discretion, based on several factors relevant to the determination, in allocating the entirety, or a portion, of such investment opportunities to an Affiliated Fund, in priority to other prospectively interested advisory clients, including us. In this regard, when applied to specified investment opportunities that would normally be suitable for us, the allocation policies may result in certain Affiliated Funds having greater priority than us to participate in such opportunities depending on the totality of the considerations, including, among other things, our available capital for investment, our existing holdings, applicable tax and diversification standards to which we may then be subject and the ability to efficiently liquidate a portion of our existing portfolio in a timely and prudent fashion in the time period required to fund the transaction.

The investment management fee paid to our Adviser is based on the value of our assets, as periodically determined. A significant percentage of our assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although we will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Senior management of our Adviser, our Board of Directors and its Valuation Committee, and a third-party valuation firm participate in the valuation of our securities. See “Net Asset Value.”

Certain Affiliations

We are affiliated with KA Associates, Inc., a Financial Industry Regulatory Authority, Inc. (“FINRA”), member broker-dealer. Absent an exemption from the SEC or other regulatory relief, we are generally precluded from effecting certain principal transactions with affiliated brokers, and our ability to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit our ability to engage in securities transactions and take advantage of market opportunities.

Competition Risk

At the time we completed our initial public offering in September 2004, we were one of the few publicly traded investment companies offering access to a portfolio of MLPs and other Midstream Energy Companies. There are now a limited number of other companies, including other publicly traded investment companies and private funds, which may serve as alternatives to us for investment in a portfolio of MLPs and other Midstream Energy Companies. In addition, tax law changes have increased, and future tax law changes may again increase, the ability of mutual funds and other regulated investment companies to invest in MLPs. These competitive conditions may positively impact MLPs in which we invest, but future tax law changes could adversely impact our ability to make desired investments in the MLP market. As a taxable corporation, we are not subject to the limitations on investments in MLPs that apply to mutual funds and other regulated investment companies under current tax law.

Valuation Risk

Market prices may not be readily available for subordinated units, direct ownership of general partner interests, restricted or unregistered securities of certain MLPs or interests in private companies, and the value of such investments will ordinarily be determined based on fair valuations determined by the Board of Directors or its designee pursuant to procedures adopted by the Board of Directors. Restrictions on resale or the absence of a liquid secondary market may adversely affect our ability to determine our net asset value. The sale price of securities that are not readily marketable may be lower or higher than our most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of our Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ true value or may have to delay their sale in order to do so. In addition, we will rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in our portfolio and to estimate associated deferred tax liability for purposes of financial statement reporting and determining our net asset value. From time to time, we will modify our estimates or assumptions regarding our deferred tax liability (or deferred tax asset) as new information becomes available. To the extent we modify our estimates or assumptions, our net asset value would likely fluctuate. See “Net Asset Value.”

Anti-Takeover Provisions

Our Charter, Bylaws and the Maryland General Corporation Law include provisions that could limit the ability of other entities or persons to acquire control of us, to convert us to open-end status, or to change the composition of our Board of Directors. We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our Charter classifying our Board of Directors in three classes serving staggered three-year terms, and provisions authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series to cause the issuance of additional shares of our stock, and to amend our Charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our Charter and Bylaws, could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of our stockholders. As a result, these provisions may deprive our common stockholders of opportunities to sell their common stock at a premium over the then current market price of our common stock. See “Description of Capital Stock.”

Additional Risks Related to Our Common Stock

Market Discount From Net Asset Value Risk

Our common stock has traded both at a premium and at a discount to our net asset value. The last reported sale price, as of January 31, 2011 was $29.50 per share. Our net asset value per share and percentage premium to net asset value per share of our common stock as of January 31, 2011 were $27.47 and 7.4%, respectively. There is no assurance that this premium will continue after the date of this prospectus or that our common stock will not again trade at a discount. Shares of closed-end investment companies frequently trade at a discount to their net asset value. This characteristic is a risk separate and distinct from the risk that our net asset value could decrease as a result of our investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. Although the value of our net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of our common stock depends upon whether the market price of our common stock at the time of sale is above or below the investor’s purchase price for our common stock. Because the market price of our common stock is affected by factors such as net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for our common stock, stability of distributions, trading volume of our common stock, general market and economic conditions, and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above net asset value or at, below or above the offering price.

Leverage Risk to Common Stockholders

The issuance of Leverage Instruments represents the leveraging of our common stock. Leverage is a technique that could adversely affect our common stockholders. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from Leverage Instruments exceed the costs of the leverage, the use of leverage could cause us to lose money. When leverage is used, the net asset value and market value of our common stock will be more volatile. There is no assurance that our use of leverage will be successful.

Our common stockholders bear the costs of leverage through higher operating expenses. Our common stockholders also bear management fees, whereas, holders of Senior Notes or preferred stock, do not bear management fees. Because management fees are based on our total assets, our use of leverage increases the effective management fee borne by our common stockholders. In addition, the issuance of additional senior securities by us would result in offering expenses and other costs, which would ultimately be borne by our common stockholders. Fluctuations in interest rates could increase our interest or dividend payments on Leverage Instruments and could reduce cash available for distributions on common stock. Certain Leverage Instruments are subject to covenants regarding asset coverage, portfolio composition and other matters, which may affect our ability to pay distributions to our common stockholders in certain instances. We may also be required to pledge our assets to the lenders in connection with certain other types of borrowing.

Leverage involves other risks and special considerations for common stockholders including: the likelihood of greater volatility of net asset value and market price of our common stock than a comparable portfolio without leverage; the risk of fluctuations in dividend rates or interest rates on Leverage Instruments; that the dividends or interest paid on Leverage Instruments may reduce the returns to our common stockholders or result in fluctuations in the distributions paid on our common stock; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of our common stock than if we were not leveraged, which may result in a greater decline in the market price of our common stock; and when we use financial leverage, the investment management fee payable to Kayne Anderson may be higher than if we did not use leverage.

Leverage Instruments constitute a substantial lien and burden by reason of their prior claim against our income and against our net assets in liquidation. The rights of lenders to receive payments of interest on and repayments of principal of any Borrowings are senior to the rights of holders of common stock and preferred stock, with respect to the payment of distributions or upon liquidation. We may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to common stock or preferred stock or purchase common stock or preferred stock unless at such time, we meet certain asset coverage requirements and no event of default exists under any Borrowing. In addition, we may not be permitted to pay distributions on common stock unless all dividends on the preferred stock and/or accrued interest on Borrowings have been paid, or set aside for payment.

In an event of default under any Borrowing, the lenders have the right to cause a liquidation of collateral (i.e., sell MLP units and other of our assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. If an event of default occurs or in an effort to avoid an event of default, we may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales.

Certain types of leverage, including the Senior Notes, subject us to certain affirmative covenants relating to asset coverage and our portfolio composition and may impose special restrictions on our use of various investment techniques or strategies or in our ability to pay distributions on common stock in certain instances. In addition, we are subject to certain negative covenants relating to transactions with affiliates, mergers and consolidation, among others. We are also subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Kayne Anderson does not believe that these covenants or guidelines will impede it from managing our portfolio in accordance with our investment objective and policies.

While we may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that we will actually reduce leverage in the future or that any reduction, if undertaken, will benefit our common stockholders. Changes in the future direction of interest rates are very difficult to predict accurately. If we were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely result in a reduction in income and/or total returns to common stockholders relative to the circumstance if we had not reduced leverage. We may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and the price of our common stock if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Finally, the 1940 Act provides certain rights and protections for preferred stockholders which may adversely affect the interests of our common stockholders. See “Description of Capital Stock.”

Additional Risks Related to Our Preferred Stock

An investment in our preferred stock is subject to the following additional risks:

Ratings and Asset Coverage Risk

Rating agencies have in the past, and may in the future, downgrade the ratings assigned to our senior securities, which may make your securities less liquid in the secondary market. In December 2010, Moody’s downgraded its ratings on our outstanding Series G, I, K, M and N Senior Notes from “Aaa” to “Aal”. Fitch assigned each of these series of notes, as well as our outstanding Series O, P, Q, R, S and T Senior Notes, a rating of “AAA”. Fitch has also assigned a rating of “AA” to our outstanding MRP Shares.

A rating may not fully or accurately reflect all of the credit and market risks associated with a senior security. If a rating agency downgrades the ratings assigned to our senior securities, we may be required to alter our portfolio or redeem our senior securities. We may voluntarily redeem our senior securities under certain circumstances to the extent permitted under the terms of such securities, which may require that we meet specified asset maintenance tests and other requirements.

To the extent that preferred stock offered hereby are rated of similar or the same ratings as those respectively assigned to outstanding MRP Shares and Senior Notes, the ratings do not eliminate or necessarily mitigate the risks of investing in our senior securities.

We have issued Senior Notes, which constitute or will constitute senior securities representing indebtedness, as defined in the 1940 Act. Accordingly, the value of our total assets, less all our liabilities and indebtedness not represented by such Senior Notes and debt securities, must be at least equal to 300% of the aggregate principal value of such Senior Notes and debt securities. Upon the issuance of our preferred stock, the value of our total assets, less all our liabilities and indebtedness not represented by senior securities must be at least equal, immediately after the issuance of preferred stock, to 200% of the aggregate principal value of the Senior Notes, any debt securities and our preferred stock.

We may issue senior securities with asset coverage or portfolio composition provisions in addition to, and more stringent than, those required by the 1940 Act. In addition, restrictions have been and may be imposed by the rating agencies on certain investment practices in which we may otherwise engage. Any lender with respect to any additional Borrowings by us may require additional asset coverage and portfolio composition provisions as well as restrictions on our investment practices.

Senior Leverage Risk to Preferred Stockholders

Because we have outstanding Borrowings and may issue additional debt securities that are senior to our preferred stock, we are prohibited from declaring, paying or making any dividends or distributions on our preferred stock unless we satisfy certain conditions.

We are also prohibited from declaring, paying or making any distributions on common stock unless we satisfy certain conditions. See “Description of Capital Stock—Preferred Stock—Limitations on Distributions.”

Our Borrowings may constitute a substantial burden on our preferred stock by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare dividends or other distributions, including with respect to our preferred stock, or purchase or redeem shares, including preferred stock, unless (1) at the time thereof we meet certain asset coverage requirements and (2) there is no event of default under our Borrowings that is continuing. See “Description of Capital Stock—Preferred Stock—Limitations on Distributions.” In the event of a default under our Borrowings, the holders of our debt securities have the right to accelerate the maturity of debt securities and the trustee may institute judicial proceedings against us to enforce the rights of holders of debt securities.

Inflation Risk

Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of your investment in our preferred stock or the income from that investment will be worthless in the future than the amount you originally paid. As inflation occurs, the real value of our preferred stock and dividends payable to holders of our preferred stock declines.

DISTRIBUTIONS

We have paid distributions to common stockholders every fiscal quarter since inception. The following table sets forth information about distributions we paid to our common stockholders, percentage participation by common stockholders in our dividend reinvestment program and reinvestments and related issuances of additional shares of common stock as a result of such participation (the information in the table is unaudited):

			Amount of	Additional Shares
		Percentage of Common	Corresponding	of Common Stock
		Stockholders Electing	Reinvestment	Issued through
	Amount of	to Participate in	through Dividend	Dividend
	Distribution	Dividend Reinvestment	Reinvestment	Reinvestment
Distribution Payment Date to Common Stockholders	Per Share	Program	Program (1)	Program (1)

January 14, 2005	$0.2500	65%	$5,401	223
April 15, 2005	0.4100	51	7,042	288
July 15, 2005	0.4150	47	6,571	250
October 14, 2005	0.4200	44	6,251	249
January 12, 2006	0.4250	42	6,627	264
April 13, 2006	0.4300	39	6,313	203
July 13, 2006	0.4400	37	6,184	204
October 13, 2006	0.4500	34	5,864	218
January 12, 2007	0.4700	32	5,718	200
April 13, 2007	0.4800	32	5,796	169
July 12, 2007	0.4900	29	6,070	174
October 12, 2007	0.4900	28	6,001	197
January 11, 2008	0.4950	28	5,997	206
April 11, 2008	0.4975	28	5,987	217
July 11, 2008	0.5000	26	5,757	209
October 10, 2008	0.5000	26	5,743	318
January 9, 2009	0.5000	26	5,650	344
April 17, 2009	0.4800	24	5,126	287
July 10, 2009	0.4800	23	4,981	263
October 9, 2009	0.4800	23	5,775	285
January 15, 2010	0.4800	23	5,584	248
April 16, 2010	0.4800	22	6,169	236
July 9, 2010	0.4800	24	6,914	281
October 15, 2010	0.4800	22	7,021	281
January 14, 2011	0.4850	21	6,933	242

(1)	Numbers in thousands.

We intend to continue to pay quarterly distributions to our common stockholders, funded in part by the net distributable income generated from our portfolio investments. The net distributable income generated from our portfolio investments is the amount received by us as cash or paid-in-kind distributions from MLPs or other Midstream Energy Companies, interest payments received on debt securities owned by us, other payments on securities owned by us and income tax benefits, if any, less current or anticipated operating expenses, taxes on our taxable income, if any, and our leverage costs. We expect that a significant portion of our future distributions will be treated as a return of capital to stockholders for tax purposes.

Our quarterly distributions to common stockholders, if any, will be determined by our Board of Director and will be subject to meeting the covenants of our senior securities and asset coverage requirements of the 1940 Act. There is no assurance we will continue to pay regular distributions or that we will do so at a particular rate.

We pay dividends on the MRP Shares in accordance with the terms thereof. The holders of the Series A MRP Shares, the Series B MRP Shares and the Series C MRP Shares shall be entitled to receive quarterly cumulative cash dividends, when, as and if authorized by the Board of Directors at a rate equal to 5.57% per annum, 4.53% per annum and 5.20% per annum, respectively. Dividend payment dates with respect to the Series A MRP Shares, Series B MRP Shares and Series C MRP Shares shall be, with respect to each dividend period, the first business day of the month next following each quarterly dividend period. Quarterly dividend periods end on February 28, May 31, August 31 and November 30 of each year.

The 1940 Act generally limits our long-term capital gain distributions to one per year. This limitation does not apply to that portion of our distributions that is not characterized as long-term capital gain (e.g., return of capital or distribution of interest income). Although we have no current plans to do so, we may in the future apply to the SEC for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting us to make periodic distributions of long-term capital gains provided that our distribution policy with respect to our common stock calls for periodic (e.g., quarterly) distributions in an amount equal to a fixed percentage of our average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount. The exemption also would permit us to make distributions with respect to any shares of preferred stock that we may offer hereby in accordance with such shares’ terms. We cannot assure you that if we apply for this exemption, the requested relief will be granted by the SEC in a timely manner, if at all.

Because the cash distributions received from the MLPs in our portfolio are expected to exceed the earnings and profits associated with owning such MLPs, we expect that a significant portion of our distributions will be paid from sources other than our current or accumulated earnings and profits. The portion of the distribution which exceeds our current or accumulated earnings and profits will be treated as a return of capital to the extent of a stockholder’s basis in our common stock, then as capital gain. See “Tax Matters.”

DIVIDEND REINVESTMENT PLAN

We have adopted a Dividend Reinvestment Plan (the “Plan”) that provides that unless you elect to receive your dividends or distributions in cash, they will be automatically reinvested by the Plan Administrator, American Stock Transfer & Trust Company (“AST”), in additional shares of our common stock. If you elect to receive your dividends or distributions in cash, you will receive them in cash paid by check mailed directly to you by the Plan Administrator.

No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock. Unless you or your brokerage firm decides to opt out of the Plan, the number of shares of common stock you will receive will be determined as follows:

(1)	The number of share to be issued to a stockholder shall be based on share price equal to 95% of the closing price of our common stock one day prior to the dividend payment date.

(2)	Our Board of Directors may, in its sole discretion, instruct us to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If our common stock is trading below net asset value at the time of valuation, upon notice from us, the Plan Administrator will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause us to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. Provided the Plan Administrator can terminate purchases on the open market, the remaining shares will be issued by us at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price. It is possible that the average purchase price per share paid by the Plan Administrator may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid entirely in common stock issued by us.

You may withdraw from the Plan at any time by giving written notice to the Plan Administrator, or by telephone in accordance with such reasonable requirements as we and the Plan Administrator may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fractional shares in your account. If you wish, the Plan Administrator will sell your shares and send the proceeds to you, less brokerage commissions. The Plan Administrator is authorized to deduct a $15 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

The Plan Administrator maintains all common stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common stock in your account will be held by the Plan Administrator in non-certificated form. The Plan Administrator will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to us. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases.

Automatically reinvesting dividends and distributions does not avoid a taxable event or the requirement to pay income taxes due upon the receipt of dividends and distributions, even though you have not received any cash with which to pay the resulting tax. See “Tax Matters.”

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Plan Administrator’s fees under the Plan will be borne by us. There is no direct service charge to participants in the Plan; however, we reserve the right to amend or terminate the Plan, including amending the Plan to include a service charge payable by the participants, if in the judgment of the Board of Directors the change is warranted. Any amendment to the Plan, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the SEC or any other regulatory authority, require us to provide at least 30 days written notice to each participant. Additional information about the Plan may be obtained from American Stock Transfer & Trust Company at 6201 15th Avenue, Brooklyn, New York 11219.

INVESTMENT OBJECTIVE AND POLICIES

Our investment objective is to obtain high after-tax total return by investing at least 85% of our total assets in public and private investments in MLPs and other Midstream Energy Companies. Our investment objective is considered a fundamental policy and therefore may not be changed without the approval of the holders of a “majority of the outstanding” voting securities. When used with respect to our voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. There can be no assurance that we will achieve our investment objective.

The following investment policies are considered non-fundamental and may be changed by the Board of Directors without the approval of the holders of a “majority of the outstanding” voting securities, provided that the holders of such voting securities receive at least 60 days’ prior written notice of any change:

•	For as long as the word “MLP” is in our name, it shall be our policy, under normal market conditions, to invest at least 80% of our total assets in MLPs.

•	We intend to invest at least 50% of our total assets in publicly traded securities of MLPs and other Midstream Energy Companies.

•	Under normal market conditions, we may invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies. The types of unregistered or otherwise restricted securities that we may purchase include common units, subordinated units, preferred units, and convertible units of, and general partner interests in, MLPs, and securities of other public and private Midstream Energy Companies.

•	We may invest up to 15% of our total assets in any single issuer.

•	We may invest up to 20% of our total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities rated, at the time of investment, at least B3 by Moody’s, B- by Standard & Poor’s or Fitch, comparably rated by another rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may include unrated debt securities of private companies.

•	Under normal market conditions, our policy is to utilize our Borrowings and our preferred stock (each a “Leverage Instrument” and collectively “Leverage Instrument”) in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments. However, we reserve the right at any time, if we believe that market conditions are appropriate, to use Leverage Instruments to the extent permitted by the 1940 Act.

•	We may, but are not required to, use derivative investments and engage in short sales to hedge against interest rate and market risks.

Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.

Description of MLPs

Master Limited Partnerships.  Master limited partnerships are entities that are structured as limited partnerships or as limited liability companies treated as partnerships. The units for these entities are listed and traded on a U.S. securities exchange. To qualify as a master limited partnership, the entity must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. Limited partnerships have two classes of interests—general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the limited partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.

Master limited partnerships organized as limited partnerships generally have two classes of limited partner interests—common units and subordinated units. The general partner of the master limited partnership is typically owned by an energy company, an investment fund, the direct management of the limited partnership or is an entity owned by one or more of such parties. The general partner interest may be held by either a private or publicly traded corporation or other entity. In many cases, the general partner owns common units, subordinated units and incentive distribution rights, or IDRs, in addition to its general partner interest in the master limited partnership.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of IDRs (usually the general partner) are eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the IDRs can reach a tier where the holder receives 48% of every incremental dollar paid to partners. These IDRs encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the master limited partnership.

MLPs in which we invest are currently classified by us as midstream MLPs, propane MLPs, coal MLPs, upstream MLPs and marine transportation MLPs and upstream MLPs.

•	Midstream MLPs are engaged in (a) the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline); (b) the gathering, transportation, storage and terminalling of crude oil; and (c) the transportation (usually via pipelines, barges, rail cars and trucks), storage and terminalling of refined petroleum products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. MLPs may also operate ancillary businesses including the marketing of the products and logistical services.

•	Propane MLPs are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 5% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

•	Coal MLPs are engaged in the owning, leasing, managing, and production and sale of various grades of steam and metallurgical grades of coal. The primary use of steam coal is for electrical generation (steam coal is used as a fuel for steam-powered generators by electrical utilities). The primary use of metallurgical coal is in the production of steel (metallurgical coal is used to make coke, which in turn is used as a raw material in the steel manufacturing process).

•	Marine transportation MLPs provide transportation and distribution services for energy-related products through the ownership and operation of several types of vessels, such as crude oil tankers, refined product tankers, liquefied natural gas tankers, tank barges and tugboats. Marine transportation plays in important role in domestic and international trade of crude oil, refined petroleum products, natural gas liquids and liquefied natural gas and is expected to benefit from future global economic growth and development.

•	Upstream MLPs are businesses engaged in the exploration, extraction, production and acquisition of natural gas, natural gas liquids and crude oil, from geological reservoirs. An Upstream MLP’s cash flow and distributions are driven by the amount of oil, natural gas, natural gas liquids and crude oil produced and the demand for and price of such commodities. As the underlying reserves of an Upstream MLP are produced, its reserve base is depleted. Upstream MLPs may seek to maintain or expand their reserves and production through the acquisition of reserves from other companies, and the exploration and development of existing resources.

For purposes of our investment objective, the term “MLPs” includes affiliates of MLPs that own general partner interests or, in some cases, subordinated units, registered or unregistered common units, or other limited partner units in an MLP.

Our Portfolio

At any given time, we expect that our portfolio will have some or all of the types of the following types of investments: (i) equity securities of MLPs, (ii) equity securities of Midstream Energy Companies, (iii) equity securities of private companies and (iv) debt securities. A description of our investment policies and restrictions and more information about our portfolio investments are contained in this prospectus and our SAI.

Investment Practices

Covered Calls.  We currently expect to write call options with the purpose of generating realized gains or reducing our ownership of certain securities. We will only write call options on securities that we hold in our portfolio (i.e., covered calls). A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If we write a call option on a security, we have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss. We, as the writer of the option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

Interest Rate Swaps.  We currently expect to utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of our Leverage Instruments. Such interest rate swaps would principally be used to protect us against higher costs on our Leverage Instruments resulting from increases in short-term interest rates. We anticipate that the majority of our interest rate hedges will be interest rate swap contracts with financial institutions.

Use of Arbitrage and Other Derivative-Based Strategies.  We may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in our portfolio; (ii) purchase call options or put options, (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Short Sales Risk.” A total return swap is a contract between two parties designed to replicate the economics of directly owning a security. We may enter into total return swaps with financial institutions related to equity investments in certain master limited partnerships.

Other Risk Management Strategies.  To a lesser extent, we may use various hedging and other risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio, or to otherwise protect the value of our portfolio. We may execute our hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Derivatives Risk.”

Portfolio Turnover.  We anticipate that our annual portfolio turnover rate will range between 10%—20%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the Adviser’s execution of investment decisions. The types of MLPs in which we intend to invest historically have made cash distributions to limited partners that would not be taxed as income to us in that tax year but rather would be treated as a non-taxable return of capital to the extent of our basis. As a result, the tax related to such distribution would be deferred until subsequent sale of our MLP units, at which time we would pay any required tax on capital gain. Therefore, the sooner we sell such MLP units, the sooner we would be required to pay tax on resulting capital gains, and the cash available to us to pay distributions to our common stockholders in the year of such tax payment would be less than if such taxes were deferred until a later year. In addition, the greater the number of such MLP units that we sell in any year, i.e., the higher our turnover rate, the greater our potential tax liability for that year. These taxable gains may increase our current and accumulated earnings and profits, resulting in a greater portion of our common stock distributions being treated as dividend income to our common stockholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Tax Matters.”

USE OF LEVERAGE

We generally will seek to enhance our total returns through the use of financial leverage, which may include the issuance of Leverage Instruments. Under normal market conditions, our policy is to utilize Leverage Instruments in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments. However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than 30% leverage to the extent permitted by the 1940 Act. As of November 30, 2010, our Leverage Instruments represented approximately 25.8% of our total assets. Depending on the type of Leverage Instruments involved, our use of financial leverage may require the approval of our Board of Directors. Leverage creates a greater risk of loss, as well as potential for more gain, for our common stock than if leverage is not used. Our common stock is junior in liquidation and distribution rights to our Leverage Instruments. We expect to invest the net proceeds derived from any use of Leverage Instruments according to the investment objective and policies described in this prospectus.

Leverage creates risk for our common stockholders, including the likelihood of greater volatility of net asset value and market price of our common stock, and the risk of fluctuations in dividend rates or interest rates on Leverage Instruments which may affect the return to the holders of our common stock or will result in fluctuations in the distributions paid by us on our common stock. To the extent the return on securities purchased with funds received from Leverage Instruments exceeds their cost (including increased expenses to us), our total return will be greater than if Leverage Instruments had not been used. Conversely, if the return derived from such securities is less than the cost of Leverage Instruments (including increased expenses to us), our total return will be less than if Leverage Instruments had not been used, and therefore, the amount available for distribution to our common stockholders will be reduced. In the latter case, our Adviser in its best judgment nevertheless may determine to maintain our leveraged position if it expects that the benefits to our common stockholders of so doing will outweigh the current reduced return.

The fees paid to our Adviser will be calculated on the basis of our total assets including proceeds from Leverage Instruments. During periods in which we use financial leverage, the investment management fee payable to our Adviser may be higher than if we did not use a leveraged capital structure. Consequently, we and our Adviser may have differing interests in determining whether to leverage our assets. Our Board of Directors monitors our use of Leverage Instruments and this potential conflict. The use of leverage creates risks and involves special considerations. See “Risk Factors—Additional Risks Related to Our Common Stock—Leverage Risk to Common Stockholders.”

The Maryland General Corporation Law authorizes us, without prior approval of our common stockholders, to borrow money. In this regard, we may obtain proceeds through Borrowings and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security our assets. In connection with such Borrowings, we may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of Borrowing over the stated interest rate.

Under the requirements of the 1940 Act, we, immediately after issuing any senior securities representing indebtedness, must have an “asset coverage” of at least 300% after such issuance. With respect to such issuance, asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness issued by us.

The rights of our lenders to receive interest on and repayment of principal of any Borrowings will be senior to those of our common stockholders, and the terms of any such Borrowings may contain provisions which limit certain of our activities, including the payment of distributions to our common stockholders in certain circumstances. Under the 1940 Act, we may not declare any dividend or other distribution on any class of our capital stock, or purchase any such capital stock, unless our aggregate indebtedness has, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after declaring the amount of such dividend, distribution or purchase price, as the case may be. Further, the 1940 Act does (in certain circumstances) grant our lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Certain types of Leverage Instruments subject us to certain affirmative covenants relating to asset coverage and portfolio composition and may impose special restrictions on our use of various investment techniques or strategies or on our ability to pay distributions on common stock in certain circumstances. In addition, we are subject to certain negative covenants relating to transactions with affiliates, mergers and consolidations among others. We are also subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for the Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede our Adviser from managing our portfolio in accordance with our investment objective and policies.

In an event of default under any Borrowing, the lenders have the right to cause a liquidation of collateral (i.e. sell MLP units and other of our assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. If an event of default occurs or in an effort to avoid an event of default, we may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales.

Under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance the value of our total assets less all liabilities and indebtedness not represented by senior securities is at least 200% of the sum of the liquidation value of the outstanding preferred stock plus the aggregate amount of senior securities representing indebtedness. In addition, we are not permitted to declare any cash dividend or other distribution on our common stock unless, at the time of such declaration, our preferred stock has an asset coverage of at least 200%. We intend, to the extent possible to maintain asset coverage on such preferred stock of at least 200%. If necessary, we will purchase or redeem our preferred stock to maintain an asset coverage ratio of at least 200%. In addition, as a condition to obtaining ratings on the preferred stock, the terms of any preferred stock include asset coverage maintenance provisions which will require the redemption of the preferred stock in the event of non-compliance by us and may also prohibit distributions on our common stock in such circumstances. In order to meet redemption requirements, we may have to liquidate portfolio securities. Such liquidations and redemptions would cause us to incur related transaction costs and could result in capital losses to us. If we have preferred stock outstanding, two of our directors will be elected by the holders of preferred stock as a class. Our remaining directors will be elected by holders of our common stock and preferred stock voting together as a single class. In the event we fail to pay dividends on our preferred stock for two years, holders of preferred stock would be entitled to elect a majority of our directors.

We may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of our securities. See “Investment Objective and Policies—Our Portfolio—Temporary Defensive Position.”

Effects of Leverage

As of November 30, 2010, we had eleven series of Senior Notes outstanding with a total principal amount of $620 million. Nine of the series of the Senior Notes have fixed interest rates and two series have floating interest rates. The following Senior Notes have fixed interest rates: Series G Notes—5.645% ($75 million outstanding); Series I Notes—5.847% ($60 million outstanding); Series K Notes—5.991% ($125 million outstanding); Series M Notes—4.560% ($60 million outstanding); Series O—4.21% ($65 million outstanding); Series Q Notes—3.23% ($15 million outstanding); Series R Notes—3.73% ($25 million outstanding); Series S Notes—4.40% ($60 million outstanding) and Series T Notes—4.50% ($40 million outstanding). The Series N and Series P Senior Notes are floating rate notes whose interest payments are based on 3-month LIBOR plus 1.85% ($50 million outstanding) and 3-month LIBOR plus 1.60% ($45 million outstanding), respectively.

The interest rates payable by us on our borrowings made under our revolving credit facility with JPMorgan Chase Bank, N.A., Bank of America, N.A., UBS AG, Citibank, N.A., Wells Fargo Bank, N.A. and Royal Bank of Canada may vary between LIBOR plus 1.75% and LIBOR plus 3.00%, depending on asset coverage ratios. Outstanding loan balances will accrue interest daily at a rate equal to LIBOR plus 1.75% per annum based on current asset coverage ratios. As of November 30, 2010, there were no borrowings under our revolving credit facility. We pay a commitment fee equal to a rate of 0.40% per annum on any unused amounts of the $100 million commitment for the revolving credit facility. As of November 30, 2010, the dividend rates for the Series A MRP Shares, the Series B MRP Shares and the Series C MRP Shares were 5.57%, 4.53% and 5.20%, respectively. Assuming that our leverage costs remain as described above, our average annual cost of leverage would be 4.84%. Income generated by our portfolio as of November 30, 2010 must exceed 1.6% in order to cover such leverage costs. These numbers are merely estimates used for illustration; actual dividend or interest rates on the Leverage Instruments will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common stock total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in our portfolio) of minus 10% to plus 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by us. See “Risk Factors.” Further, the assumed investment portfolio total returns are after all of our expenses other than expenses associated with leverage, but such leverage expenses are included when determining the common stock total return. The table further reflects the issuance of Leverage Instruments representing 25.8% of our total assets (actual leverage at November 30, 2010), and our estimated leverage costs of 4.84%. The cost of leverage is expressed as a blended interest/dividend rate and represents the weighted average cost on our Leverage Instruments.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Stock Total Return	(19.6)%	(10.9)%	(2.7)%	5.6%	13.9%

Common stock total return is composed of two elements: common stock distributions paid by us (the amount of which is largely determined by our net distributable income after paying dividends or interest on our Leverage Instruments) and gains or losses on the value of the securities we own. As required by SEC rules, the table above assumes that we are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% we must assume that the distributions we receive on our investments is entirely offset by losses in the value of those securities.

MANAGEMENT

Directors and Officers

Our business and affairs are managed under the direction of our Board of Directors, including supervision of the duties performed by our Adviser. Our Board currently consists of five directors. The Board of Directors consists of a majority of directors who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “Independent Directors.” The Board of Directors elects our officers, who serve at the Board’s discretion, and are responsible for our day-to-day operations. Additional information regarding our Board and its committees is set forth under “Management” in our SAI.

Investment Adviser

KAFA is our investment adviser and is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). KAFA also is responsible for managing our business affairs and providing certain clerical, bookkeeping and other administrative services. KAFA is a Delaware limited liability company. The managing member of KAFA is KACALP, an investment adviser registered with the SEC under the Advisers Act. Kayne Anderson has one general partner, Kayne Anderson Investment Management, Inc., and a number of individual limited partners. Kayne Anderson Investment Management, Inc. is a Nevada corporation controlled by Richard A. Kayne. Kayne Anderson’s predecessor was established as an independent investment advisory firm in 1984.

KAFA’s management of our portfolio is led by two of its Senior Managing Directors, Kevin S. McCarthy and J.C. Frey, who have each served as our portfolio managers since our inception in 2004. Our portfolio managers draw on the research and analytical support of David L. LaBonte, a Senior Managing Director of Kayne Anderson, as well as the experience and expertise of other professionals at Kayne Anderson, including its Chairman, Richard Kayne, and its President and Chief Executive Officer, Robert V. Sinnott, as well as Richard J. Farber, James C. Baker, Jody C. Meraz and Marc A. Minikes.

Kevin S. McCarthy is our Chief Executive Officer and he has served as the Chief Executive Officer and co-portfolio manager of Kayne Anderson Energy Total Return Fund since May 2005, of Kayne Anderson Energy Development Company since September 2006 and of Kayne Anderson Midstream/Energy Fund, Inc. since August 2010. Mr. McCarthy has served as a Senior Managing Director at KACALP since June 2004 and of KAFA since 2006. Prior to that, Mr. McCarthy was Managing Director and Global Head of Energy at UBS Securities LLC. In this role, Mr. McCarthy had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. Mr. McCarthy began his investment banking career in 1984. Mr. McCarthy earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.

J.C. Frey is a Senior Managing Director of Kayne Anderson. Mr. Frey serves as portfolio manager of Kayne Anderson’s funds investing in MLP securities, including service as a co-portfolio manager, Executive Vice President, Assistant Secretary and Assistant Treasurer of Kayne Anderson Energy Total Return Fund, Kayne Anderson Energy Development Company and Kayne Anderson Midstream/Energy Fund, Inc. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients, and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.

Richard A. Kayne is Chairman of Kayne Anderson and its affiliated broker-dealer, KA Associates, Inc. Mr. Kayne began his career in 1966 as an analyst with Loeb, Rhodes & Co. in New York. Prior to forming Kayne Anderson’s predecessor in 1984, Mr. Kayne was a principal of Cantor Fitzgerald & Co., Inc., where he managed private accounts, a hedge fund and a portion of the firm’s capital. Mr. Kayne is a trustee of and the former Chairman of the Investment Committee of the University of California at Los Angeles Foundation, and is a trustee and Co-Chairman of the Investment Committee of the Jewish Community Foundation of Los Angeles. Mr. Kayne earned a BS degree in Statistics from Stanford University in 1966 and an MBA degree from UCLA’s Anderson School of Management in 1968.

Robert V. Sinnott is President and Chief Executive Officer of Energy Investments of Kayne Anderson. Mr. Sinnott is a member of the Board of Directors of Plains All American Pipeline, LP and Kayne Anderson Energy Development Company. He joined Kayne Anderson in 1992. From 1986 to 1992, Mr. Sinnott was Vice President and senior securities officer of Citibank’s Investment Banking Division, concentrating in high-yield corporate buyouts and restructuring opportunities. From 1981 to 1986, Mr. Sinnott served as Director of corporate finance for United Energy Resources, a pipeline company. Mr. Sinnott began his career in the financial industry in 1976 as a Vice President and debt analyst for Bank of America in its oil and gas finance department. Mr. Sinnott graduated from the University of Virginia in 1971 with a BA degree in Economics. In 1976, Mr. Sinnott received an MBA degree in Finance from Harvard University.

David L. LaBonte is a Senior Managing Director of Kayne Anderson, responsible for coordinating and providing research and analytical support in the MLP industry. Mr. LaBonte joined Kayne Anderson from Citigroup’s Smith Barney unit, where he was a Managing Director in the U.S. Equity Research Division responsible for providing research coverage of MLPs and other Midstream Energy Companies. Mr. LaBonte worked at Smith Barney from 1998 until March 2005. Prior thereto, Mr. LaBonte was a Vice President in the Investment Management Group of Wells Fargo Bank, where he was responsible for research coverage of the natural gas pipeline industry and managing equity and fixed-income portfolios. In 1993, Mr. LaBonte received his BS degree in Corporate Finance from California Polytechnic University—Pomona.

Richard J. Farber is a Senior Managing Director of Kayne Anderson. Mr. Farber is responsible for trading and hedging, and serves as Portfolio Manager for arbitrage strategies. Mr. Farber joined Kayne Anderson in 1994. From 1990 to 1994, Mr. Farber was vice president of Lehman Brothers’ Commodity Risk Management Group, specializing in energy trading. Mr. Farber also worked at Lehman Brothers as an institutional equity trader from 1988 to 1990. From 1985 to 1986, Mr. Farber was employed by Salomon Brothers, Inc. as a mortgage bond analyst. Mr. Farber graduated from Franklin and Marshall College in 1982 with a BA degree in Economics. In 1988, Mr. Farber received his MBA degree in Finance from UCLA’s Anderson School of Management.

James C. Baker is a Senior Managing Director of Kayne Anderson, providing analytical support in the MLP area. He also serves as our Executive Vice President and as Executive Vice President of Kayne Anderson Energy Total Return Fund, Kayne Anderson Energy Development Company and Kayne Anderson Midstream/Energy Fund, Inc. Prior to joining Kayne Anderson in 2004, Mr. Baker was a Director in the energy investment banking group at UBS Securities LLC. At UBS, Mr. Baker focused on securities underwriting and mergers and acquisitions in the MLP industry. Prior to joining UBS in 2000, Mr. Baker was an Associate in the energy investment banking group at PaineWebber Incorporated. Mr. Baker received a BBA degree in Finance from the University of Texas at Austin in 1995 and an MBA degree in Finance from Southern Methodist University in 1997.

Jody C. Meraz is a research analyst for Kayne Anderson. He is responsible for providing research coverage and analytical support in the MLP industry. Prior to joining Kayne Anderson in 2005, Mr. Meraz was a member of the energy investment banking group at Credit Suisse First Boston, where he focused on securities underwriting transactions and mergers and acquisitions. From 2001 to 2003, Mr. Meraz was in the Merchant Energy group at El Paso Corporation. Mr. Meraz earned a BA degree in Economics from the University of Texas at Austin in 2001 and an MBA degree in Finance and Economics from the University of Chicago in 2010.

Marc A. Minikes is a research analyst for Kayne Anderson. He is responsible for providing research coverage of the utility industry and marine transportation industry. Prior to joining Kayne Anderson in 2006, Mr. Minikes was a member of the electric utility equity research team at Citigroup Investment Research. Between 2002 and 2004 he worked as a research analyst at GE Asset Management where he focused on high-yield securities in the utility, merchant power and pipeline sectors. Mr. Minikes earned a BA degree in History from the University of Michigan in 1992, an MA degree in Latin American Studies from the University of California at Los Angeles in 1996 and an MBA degree in Finance and Economics from the University of Chicago in 2002. Mr. Minikes is a Chartered Financial Analyst charterholder.

Our SAI provides information about our portfolio managers’ compensation, other accounts managed by them, and their ownership of securities issued by us.

The principal office of our Adviser is located at 717 Texas Avenue, Suite 3100, Houston, Texas 77002. KACALP’s principal office is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067. For additional information concerning Kayne Anderson, including a description of the services to be provided by Kayne Anderson, see “—Investment Management Agreement” below.

Investment Management Agreement

Pursuant to an investment management agreement between us and our Adviser, effective for periods commencing on or after December 12, 2006 (the “Investment Management Agreement”), we pay a management fee, computed and paid quarterly at an annual rate of 1.375% of our average total assets.

For purposes of calculation of the management fee, the “average total assets” shall be determined on the basis of the average of our total assets for each quarter in such period. Total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. Our total assets shall be equal to our average quarterly gross asset value (which includes assets attributable to or proceeds from our use of Leverage Instruments and excludes any deferred tax assets), minus the sum of our accrued and unpaid distribution on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with Leverage Instruments issued by us and any accrued taxes). Liabilities associated with Leverage Instruments include the principal amount of any Borrowings that we issue, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by us.

In addition to our Adviser’s management fee, we pay all other costs and expenses of our operations, such as compensation of our directors (other than those affiliated with Kayne Anderson), custodian, transfer agency, administrative, accounting and distribution disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of Kayne Anderson reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The Investment Management Agreement will continue in effect from year to year after its current one-year term commencing on June 15, 2010, so long as its continuation is approved at least annually by our directors including a majority of Independent Directors or by the vote of a majority of our outstanding voting securities. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a vote of a majority of our outstanding voting securities, accompanied by appropriate notice. It also provides that it will automatically terminate in the event of its assignment to a party other than an affiliate of the Adviser.

Because our Adviser’s fee is based upon a percentage of our total assets, our Adviser’s fee will be higher to the extent we employ financial leverage. As noted, we have issued Leverage Instruments in a combined amount equal to approximately 25.8% of our total assets as of November 30, 2010.

A discussion regarding the basis for approval by the Board of Directors of our Investment Management Agreement with our Adviser is available in our November 30, 2010 Annual Report to Stockholders.

NET ASSET VALUE

We determine our net asset value as of the close of regular session trading on the NYSE no less frequently than the last business day of each month, and make our net asset value available for publication monthly. Currently, we calculate our net asset value on a weekly basis and such calculation is made available on our website, http://www.kaynefunds.com. Net asset value is computed by dividing the value of all of our assets (including accrued interest and distributions and current and deferred income tax assets), less all of our liabilities (including accrued expenses, distributions payable, current and deferred and other accrued income taxes, and any Borrowings) and the liquidation value of any outstanding preferred stock, by the total number of shares outstanding.

We may hold a substantial amount of securities that are privately issued or illiquid. For these securities, as well as any other portfolio security held by us for which, in the judgment of our Adviser, reliable market quotations are not readily available, the pricing service does not provide a valuation, or provides a valuation that in the judgment of our Adviser is stale or does not represent fair value, valuations will be determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by our Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are initially valued by our Adviser’s investment professionals responsible for the portfolio investments.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of our Adviser. Such valuations generally are submitted to the Valuation Committee (a committee of our Board of Directors) or our Board of Directors on a quarterly basis, and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee meets on or about the end of each quarter to consider new valuations presented by our Adviser, if any, which were made in accordance with the Valuation Procedures in such quarter. Between meetings of the Valuation Committee, a senior officer of our Adviser is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of our Adviser, our Board of Directors or the Committee itself. The Valuation Committee’s valuation determinations are subject to ratification by our Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by our Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. Our Board of Directors meets quarterly to consider the valuations provided by our Adviser and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. Our Board of Directors considers the reports, if any, provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by our Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, our Adviser may determine an amortization schedule for the discount in accordance with a methodology approved by the Valuation Committee.

We may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in our portfolio and to estimate the associated deferred tax liability (or deferred tax asset). Such estimates will be made in good faith and reviewed in accordance with the valuation process approved by our Board of Directors. From time to time we will modify our estimates and/or assumptions regarding our deferred tax liability (or deferred tax asset) as new information becomes available. To the extent we modify our estimates and/or assumptions, our net asset value would likely fluctuate.

For publicly traded securities with a readily available market price, the valuation procedure is as described below. Readily marketable portfolio securities listed on any exchange other than the NASDAQ are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt income securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, we may not be able to purchase or sell fixed income securities at the quoted prices due to the lack of liquidity for these securities.

Any derivative transaction that we enter into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating our net asset value. Any option transaction that we enter into may, depending on the applicable market environment, have no value or a positive value. Exchange traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

Because we are a corporation that is obligated to pay income taxes we accrue income tax liabilities and assets. As with any other asset or liability, our tax assets and liabilities increase or decrease our net asset value.

We invest our assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, we include our allocable share of the MLP’s taxable income or loss in computing our taxable income or loss.

Deferred income taxes reflect taxes on unrealized gains/(losses) which are attributable to the difference between the fair market value and tax basis of our investments and the tax benefit of accumulated capital or net operating losses. We will accrue a net deferred tax liability if our future tax liability on our unrealized gains exceeds the tax benefit of our accumulated capital or net operating losses, if any. We will accrue a net deferred tax asset if our future tax liability on our unrealized gains is less than the tax benefit of our accumulated capital or net operating losses or if we have net unrealized losses on our investments.

To the extent we have a net deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically based on the criterion established by the Statement of Financial Standards, Accounting for Income Taxes (ASC 740) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In our assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that capital or net operating loss carryforwards may expire unused.

Recovery of the deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. Unexpected significant decreases in MLP cash distributions or significant further declines in the fair value of our portfolio of investments may change our assessment regarding the recoverability of the deferred tax asset and would likely result in a valuation allowance.

If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on our net asset value and results of operations in the period it is recorded.

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our Charter and Bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our Charter and Bylaws for a more detailed description of the provisions summarized below.

Capital Stock

As of January 31, 2011, our authorized capital consists of 193,590,000 shares of common stock, $0.001 par value per share; 4,400,000 shares of Series A MRP Shares ($110 million aggregate liquidation preference); 320,000 shares of Series B MRP Shares ($8 million aggregate liquidation preference); 1,680,000 shares of Series C MRP Shares ($42 million aggregate liquidation preference); 7,000 shares of ARP Shares; and 3,000 shares of undesignated preferred stock, $0.001 par value per share (the “Series D Shares”). As of January 31, 2011, there are no outstanding options or warrants to purchase our stock and no stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Our Board of Directors may, without any action by our stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series that we have authority to issue under our Charter and under the 1940 Act. Additionally, our Charter authorizes the Board of Directors to classify and reclassify any unissued common stock into other classes or series of preferred stock ranking on parity with the MRP Shares from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series. Although we have no present intention of doing so, we could issue a class or series of stock that could delay, defer or prevent a transaction or change in control of us that might otherwise be in the stockholders’ best interest. Under Maryland law, stockholders generally are not liable for our debts or obligations.

Common Stock

General.  As of January 31, 2011, we had 68,713,481 shares of common stock outstanding. Shares of our common stock are listed on the NYSE under the symbol “KYN.”

All common stock offered pursuant to this prospectus and any related prospectus supplement will be, upon issuance, duly authorized, fully paid and nonassessable. All common stock offered pursuant to this prospectus and any related prospectus supplement will be of the same class and will have identical rights, as described below. Holders of shares of common stock are entitled to receive distributions when authorized by the Board of Directors and declared by us out of assets legally available for the payment of distributions. Holders of common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. Shares of common stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. All shares of common stock have equal earnings, assets, distribution, liquidation and other rights.

Distributions.  Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefore.

The yield on our common stock will likely vary from period to period depending on factors including the following:

•	market conditions;

•	the timing of our investments in portfolio securities;

•	the securities comprising our portfolio;

•	changes in interest rates (including changes in the relationship between short-term rates and long-term rates);

•	the amount and timing of the use of borrowings and other leverage by us;

•	the effects of leverage on our common stock (discussed above under “Leverage”);

•	the timing of the investment of offering proceeds and leveraged proceeds in portfolio securities; and

•	our net assets and operating expenses.

Consequently, we cannot guarantee any particular yield on our common stock, and the yield for any given period is not an indication or representation of future yield on the common stock.

Limitations on Distributions.  So long as shares of preferred stock are outstanding, holders of common stock or other shares of stock, if any, ranking junior to our MRP Shares or other series of our preferred stock as to dividends or upon liquidation will not be entitled to receive any distributions from us unless (1) we have paid all accumulated dividends on the preferred stock, (2) we have redeemed the full number of shares of preferred stock required to be redeemed by any provision for mandatory redemption contained in the articles supplementary of such preferred stock, (3) our asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 225%, (4) the assets in our portfolio have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case, after giving effect to distributions and (5) there is no event of default existing under the terms of the Senior Notes, in each case, after giving effect to such distributions. See “Leverage.”

So long as senior securities representing indebtedness, including the Senior Notes, are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless (1) there is no event of default existing under the terms of the Senior Notes, (2) our asset coverage (as defined in the 1940 Act) with respect to any outstanding senior indebtedness would be at least 300% and (3) the assets in our portfolio have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case, after giving effect to such distribution.

Liquidation Rights.  Common stockholders are entitled to share ratably in the assets legally available for distribution to stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon. These rights are subject to the preferential rights of any other class or series of our stock, including the preferred stock. The rights of common stockholders upon liquidation, dissolution or winding up are subordinated to the rights of holders of outstanding Senior Notes and the MRP Shares.

Voting Rights.  Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of the stockholders, including the election of directors. The presence of the holders of shares of common stock entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of stockholders. Our Charter provides that, except as otherwise provided in the Bylaws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting provided that holders of preferred stock have the right to elect two directors at all times. Pursuant to our Charter and Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Under the rules of the NYSE applicable to listed companies, we normally will be required to hold an annual meeting of stockholders in each fiscal year. If we are converted into an open-end company or if for any reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), we may amend our Bylaws so that we are not otherwise required to hold annual meetings of stockholders.

Issuance of Additional Shares.  The provisions of the 1940 Act generally require that the public offering price of common stock of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the NAV of such company’s common stock (calculated within 48 hours of pricing), unless such sale is made with the consent of a majority of the company’s outstanding common stockholders. Any sale of common stock by us will be subject to the requirement of the 1940 Act.

At our 2011 Annual Meeting of Stockholders, the Company intends to request that our stockholders approve a proposal that authorizes us to sell shares of our common stock at a net price less than net asset value per share, so long as the gross price (before underwriting fees and offering expenses) is above our net asset value per share, subject to certain conditions. Approval for this proposal lasts for one year (if approved, it would expire on the date of our 2012 Annual Meeting of Stockholders). We intend to set forth a similar proposal at our annual meetings of stockholders in subsequent years.

Preferred Stock

General.  As of November 30, 2010, there were 4,400,000 issued and outstanding shares of Series A MRP Shares, 320,000 issued and outstanding shares of Series B MRP Shares, and 1,680,000 issued and outstanding shares of Series C MRP Shares, each with a liquidation preference of $25.00 per share. The terms of preferred stock that may be issued pursuant to this registration statement will be described in a related prospectus supplement and will include the following:

•	the form and title of the security;

•	the aggregate liquidation preference of the preferred stock;

•	the dividend rate of the preferred stock;

•	any optional or mandatory redemption provisions;

•	any changes in paying agents or security registrar; and

•	any other terms of the preferred stock.

Redemption of the ARP Shares.

On May 7, 2010, we provided notice of an optional redemption of all 3,000 of our issued and outstanding ARP Shares to the holders of the ARP Shares and to the auction agent and paying agent of the ARP Shares, with a redemption payment date which occurred on May 28, 2010. On May 7, 2010, we used a portion of the proceeds of the private placement of Series A MRP Shares, Series O Notes and Series P Notes, and irrevocably deposited with the paying agent of the ARP Shares the funds necessary to effect such redemption.

Terms of the MRP Shares and the Preferred Stock That We May Issue

Preference.  Preferred Stock (including the outstanding MRP Shares) ranks junior to our debt securities (including the Senior Notes), and senior to all common stock. Under the 1940 Act, we may only issue one class of senior equity securities, which in the aggregate may represent no more than 50% of our total assets. So long as any MRP Shares are outstanding, additional issuances of preferred stock must be considered to be of the same class as any MRP Shares under the 1940 Act and interpretations thereunder and must rank on a parity with the MRP Shares with respect to the payment of dividends or the distribution of assets upon our liquidation or winding up (“Parity Shares”). We may issue Parity Shares if, upon issuance (1) we meet the asset coverage test of at least 225%, (2) we maintain assets in our portfolio that have a value, discounted in accordance with current applicable rating agency guidelines, at least equal to the basic maintenance amount required under such rating agency guidelines, (3) all accrued and unpaid dividends on the MRP Shares have been paid and (4) all redemptions required in respect of the MRP Shares have been effectuated. The MRP Shares shall have the benefit of any rights substantially similar to certain mandatory redemption and voting provisions in the articles supplementary for the Parity Shares which are additional or more beneficial than the rights of the holders of the MRP Shares. Such rights incorporated by reference into the Articles Supplementary for each series of MRP Shares shall be terminated when and if terminated with respect to the other Parity Shares and shall be amended and modified concurrently with any amendment or modification of such other Parity Shares.

Dividends and Dividend Periods.

General.  Holders of the MRP Shares will be entitled to receive cash dividends, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor, on the initial dividend payment date with respect to the initial dividend period and, thereafter, on each dividend payment date with respect to a subsequent dividend period at the rate per annum (the “Dividend Rate”) equal to the applicable rate (or the default rate) for each dividend period. The applicable rate is computed on the basis of a 360 day year. Dividends so declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distributions declared and payable on our common stock.

Fixed Dividend Rate, Payment of Dividends and Dividend Periods.  The applicable rate for each of the Series A MRP Shares, the Series B MRP Shares and the Series C MRP Shares is 5.57% per annum, 4.53% per annum and 5.20% per annum, respectively, and may be adjusted upon a change in the credit rating of such series of MRP Shares. Dividends on each series of the MRP Shares will be payable quarterly. The initial dividend period for the Series A MRP Shares commenced on May 7, 2010 and ended on May 31, 2010 and each subsequent dividend period will be a quarterly period (or the portion thereof occurring prior to the redemption of the Series A MRP Shares). The initial dividend period for each of the Series B MRP Shares and the Series C MRP Shares commenced on November 9, 2010 and ended on November 30, 2010 and each subsequent dividend period will be a quarterly period (or the portion thereof occurring prior to the redemption of such MRP Shares). Subsequent dividend periods for each series of the MRP Shares will end on August 31, November 30, February 28 and May 31. Dividends will be paid on the dividend payment date, the first business day following the last day of each quarterly dividend period, and upon redemption of each series of the MRP Shares.

Adjustment to Fixed Dividend Rate—Ratings.  So long as each series of the MRP Shares are rated on any date no less than “A” by Fitch (and no less than an equivalent of such ratings by some other rating agency), then the Dividend Rate will be equal to the applicable rate for such series of MRP Shares. As of January 31, 2011, Fitch has assigned all our outstanding MRP Shares a rating of “AA”. If the lowest credit rating assigned on any date to any outstanding MRP Shares by Fitch (or any other rating agency) is equal to one of the ratings set forth in the table below (or its equivalent by some other rating agency), the Dividend

Rate applicable to such outstanding MRP Shares for such date will be adjusted by adding the respective enhanced dividend amount (which shall not be cumulative) set opposite such rating to the applicable rate.

Fitch	Enhanced Dividend Amount

“A -”	0.5%
“BBB+” to “BBB−”	2.0%
“BB+” and lower	4.0%

If no rating agency is rating any series of outstanding MRP Shares, the Dividend Rate (so long as no rating exists) applicable to such series of MRP Shares for such date shall be the rate equal to the applicable rate plus 4.0%, unless the Dividend Rate is the default rate (namely, the applicable rate in effect on such calendar day, without adjustment for any credit rating change on such MRP Shares, plus 5% per annum), in which case the Dividend Rate shall remain the default rate.

Default Rate—Default Period.  The Dividend Rate will be the default rate in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to MRP Shares will commence on a date we fail to pay directly or deposit irrevocably in trust in same-day funds, with the paying agent by 1:00 p.m., New York City time, (i) the full amount of any dividends on the MRP Shares payable on the dividend payment date (a “Dividend Default”) or (ii) the full amount of any redemption price payable on a mandatory redemption date (a “Redemption Default” and, together with a Dividend Default, hereinafter referred to as a “Default”).

In the case of a Dividend Default, the Dividend Rate for each day during the Default Period will be equal to the default rate. The “default rate” for any calendar day shall be equal to the applicable rate in effect on such day plus five percent (5%) per annum. Subject to the cure period discussed in the following paragraph, a default period with respect to a Dividend Default or a Redemption Default shall end on the business day on which by 12 noon, New York City time, all unpaid dividends and any unpaid and any unpaid redemption price shall have directly paid.

No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any redemption price due (if such default is not solely due to our willful failure) is paid within three business days (the “Default Rate Cure Period”) after the applicable dividend payment date or redemption date, together with an amount equal to the default rate applied to the amount of such non-payment based on the actual number of days within the Default Rate Cure Period divided by 360.

Upon failure to pay dividends for two years or more, the holders of MRP Shares will acquire certain additional voting rights. See “Description of Securities—Preferred Stock—Voting Rights” herein. Such rights shall be the exclusive remedy of the holders of MRP Shares upon any failure to pay dividends on the MRP Shares.

Distributions.  Distributions declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on the common stock. Because the cash distributions received from the MLPs in our portfolio are expected to exceed the earnings and profits associated with owning such MLPs, it is possible that a portion of a distribution payable on our preferred stock will be paid from sources other than our current or accumulated earnings and profits. The portion of such distribution which exceeds our current or accumulated earnings and profits would be treated as a return of capital to the extent of the stockholder’s basis in our preferred stock, then as capital gain.

Redemption.

Term Redemption.  We are required to redeem all of the Series A MRP Shares on May 7, 2017, all of the Series B MRP Shares on November 9, 2017 and all of the Series C MRP Shares on November 9, 2020 (each such date, a “Term Redemption Date”).

Optional Redemption.  To the extent permitted under the 1940 Act and Maryland law, we may, at our option, redeem MRP Shares, in whole or in part, out of funds legally available therefor, at any time and from time to time, upon not less than 20 calendar days nor more than 40 calendar days prior notice. The optional redemption price per MRP Share shall be the $25.00 per share (the “Liquidation Preference Amount”) plus accumulated but unpaid dividends and distributions on such series of MRP Shares (whether or not earned or declared by us, but excluding, the date fixed for redemption, plus an amount determined in accordance with the applicable Articles Supplementary for each series of MRP Shares which compensates the holders of such series of MRP Shares for certain losses resulting from the early redemption of such series of MRP Shares (the “Make-Whole Amount”). Notwithstanding the foregoing, we may, at our option, redeem each series of MRP Shares within 180 days prior to the applicable Term Redemption Date for such series of MRP Shares, at the Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether of not earned or declared by us but excluding interest thereon) to, but excluding, the date fixed for redemption.

In addition to the rights to optionally redeem the MRP Shares as described above, if the asset coverage with respect to outstanding debt securities and preferred stock is greater than 225%, but less than or equal to 235%, for any five business days within a ten business day period determined in accordance with the terms of the Articles Supplementary for each series of MRP Shares, we, upon not less than 20 days nor more than 40 days notice as provided below, may redeem the MRP Shares at the Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared) to, but excluding, the date fixed for redemption, plus a redemption amount equal to 2% of the liquidation preference amount. The amount of the MRP Shares that may be so redeemed shall not exceed an amount of the MRP Shares which results in a asset coverage of more than 250% pro forma for such redemption.

We shall not give notice of or effect any optional redemption unless (in the case of any partial redemption of MRP Shares) on the date of such notice and on the date fixed for the redemption, we would satisfy the basic maintenance amount set forth in current applicable rating agency guidelines and the asset coverage with respect to outstanding debt securities and preferred stock is greater than or equal to 225% immediately subsequent to such redemption, if such redemption were to occur on such date.

Mandatory Redemption.  If, while any Series A MRP Shares are outstanding, we fail to satisfy the asset coverage as of the last day of any month or the basic maintenance amount as of any valuation date (any such day, an “Series A Asset Coverage Cure Date”), the Series A MRP Shares will be subject to mandatory redemption out of funds legally available therefor at the Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared by us, but excluding interest thereon) to, but excluding, the date fixed for redemption, plus a redemption amount equal to 1% of the Liquidation Preference Amount.

If, while any Series B MRP Shares or Series C MRP Shares are outstanding, we fail to satisfy the asset coverage as of the last day of any month or the basic maintenance amount as of any valuation date, and such failure is not cured as of the close of business on the date this 30 days from such business day (any such day, an “Series B & C Asset Coverage Cure Date”) or to the extent that a redemption of the Series A MRP Shares is required under the provisions set forth in the immediately preceding paragraph, the Series B MRP Shares and the Series C MRP Shares will be subject to mandatory redemption out of funds legally available therefor at the Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared by us, but excluding interest thereon) to, but excluding, the date fixed for redemption, plus a redemption amount equal to 1% of the Liquidation Preference Amount.

The number of MRP Shares to be redeemed under these circumstances will be equal to the product of (1) the quotient of the number of outstanding MRP Shares of each series divided by the aggregate number of outstanding shares of preferred stock (including the MRP Shares) which have an asset coverage test greater than or equal to 225% times (2) the minimum number of outstanding shares of preferred stock (including the MRP Shares) the redemption of which, would result in us satisfying the asset coverage and basic maintenance amount as of the Series A Asset Coverage Cure Date or Series B & C Asset Coverage Cure Date, as applicable (provided that, if there is no such number of MRP Shares of such series the redemption of which would have such result, we shall, subject to certain limitation set forth in the next paragraph, redeem all MRP Shares of such series then outstanding).

We are required to effect such mandatory redemptions not later than 40 days after the Series A Asset Coverage Cure Date and Series B & C Asset Coverage Cure Date, respectively (each a “Mandatory Redemption Date”), except (1) if we do not have funds legally available for the redemption of, or (2) such redemption is not permitted under our credit facility, any agreement or instrument consented to by the holders of a 1940 Act Majority (as defined in the Articles Supplementary for each series of MRP Shares) of the outstanding shares of preferred stock pursuant to the Articles Supplementary of each series of MRP Shares or the note purchase agreements relating to the Senior Notes to redeem or (3) if we are not otherwise legally permitted to redeem the number of MRP Shares which we would be required to redeem under the Articles Supplementary of such series of MRP Shares if sufficient funds were available, together with shares of other preferred stock which are subject to mandatory redemption under provisions similar to those contained in the Articles Supplementary for such series of MRP Shares, we shall redeem those MRP Shares, and any other preferred stock which we were unable to redeem, on the earliest practical date on which we will have such funds available, and we are otherwise not prohibited from redeeming pursuant to the credit facility or the note purchase agreements relating to the Senior Notes or other applicable laws. In addition, our ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.

If fewer than all of the outstanding MRP Shares of any series are to be redeemed in an optional or mandatory redemption, we shall allocate the number of shares required to be redeemed pro rata among the holders of such series of MRP Shares in proportion to the number of shares they hold.

Redemption Procedure.  In the event of a redemption, we will file a notice of our intention to redeem any MRP Shares with the SEC under Rule 23c-2 under the 1940 Act or any successor provision to the extent applicable. We also shall deliver a notice of redemption to the paying agent and the holders of MRP Shares to be redeemed as specified above for an optional or mandatory redemption (“Notice of Redemption”).

If Notice of Redemption has been given, then upon the deposit with the paying agent sufficient to effect such redemption, dividends on such shares will cease to accumulate and such shares will be no longer deemed to be outstanding for any purpose and all rights of the holders of the shares so called for redemption will cease and terminate, except the right of the holders of such shares to receive the redemption price, but without any interest or additional amount.

Notwithstanding the provisions for redemption described above, but subject to provisions on liquidation rights described below no MRP Shares may be redeemed unless all dividends in arrears on the outstanding MRP Shares and any of our outstanding shares ranking on a parity with the MRP Shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment. However, at any time, we may purchase or acquire all the outstanding MRP Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding MRP Shares.

Except for the provisions described above, nothing contained in the Articles Supplementary for each series of MRP Shares limits our legal right to purchase or otherwise acquire any MRP Shares at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, (1) there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any MRP Shares for which a Notice of Redemption has been given, (2) we are in compliance with the asset coverage with respect to our outstanding debt securities and preferred stock of 225% and the basic maintenance amount set forth in the current applicable rating agency guidelines after giving effect to such purchase or acquisition on the date thereof and (3) we make an offer to purchase or otherwise acquire any MRP Shares pro rata to the holders of all of the MRP Shares at the time outstanding upon the same terms and conditions.

Any shares purchased, redeemed or otherwise acquired by us shall be returned to the status of authorized but unissued shares of common stock.

Limitations on Distributions.  So long as we have senior securities representing indebtedness (including Senior Notes) outstanding, holders of preferred stock will not be entitled to receive any distributions from us unless (1) asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 225%, (2) the assets in our portfolio that have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case, after giving effect to such distributions, (3) full cumulative dividends on the MRP Shares have been declared and paid, (4) we have redeemed the full number of MRP Shares required to be redeemed by any provision for mandatory redemption applicable to the MRP Shares and (5) there is no event of default under the terms of the Senior Notes, in each case, after giving effect to such distribution.

Liquidation Rights.  In the event of any liquidation, dissolution or winding up, the holders of preferred stock would be entitled to receive a preferential liquidating distribution, which is expected to equal the liquidation preference per share plus accumulated and unpaid dividends, whether or not earned or declared, before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock will not be entitled to any further participation in any distribution of our assets. If, upon any such liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, our assets available for distribution among the holders of all outstanding preferred stock shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then available assets shall be distributed among the holders of all outstanding preferred stock ratably in that distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Preferred stock ranks junior to our debt securities upon our liquidation, dissolution or winding up of our affairs.

Voting Rights.  Except as otherwise indicated in our Charter or Bylaws, or as otherwise required by applicable law, holders of preferred stock have one vote per share and vote together with holders of common stock as a single class.

The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors all times. The remaining directors will be elected by holders of common stock and preferred stock, voting together as a single class. In addition, the holders of any shares of preferred stock have the right to elect a majority of the directors at any time two years’ accumulated dividends on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of shares of any outstanding preferred stock, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred stock, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in our subclassification as a closed-end investment company or changes in our fundamental investment restrictions. See “Certain Provisions in Our Charter and Bylaws.” As a result of these voting rights, our ability to take any such actions may be impeded to the extent that any shares of our preferred stock are outstanding.

The affirmative vote of the holders of a majority of the outstanding preferred stock determined with reference to a 1940 Act Majority, voting as a separate class, will be required to (1) approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of our security holders under Section 13(a) of the 1940 Act and (2) amend, alter or repeal any of the preferences, rights or powers of holders of preferred stock so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

We will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any preferred stock, other than the MRP Shares, so long as (1) asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 225%, (2) the assets in our portfolio have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case after giving effect to such transactions, (3) full cumulative dividends on the MRP Shares have been declared and paid and (4) we have redeemed the full number of MRP Shares required to be redeemed by any provision for mandatory redemption applicable to the MRP Shares.

Market.  Our MRP Shares are not listed on an exchange or an automated quotation system.

The details on how to buy and sell newly-issued preferred stock, along with other terms of such preferred stock, will be described in a related prospectus supplement. We cannot assure you that any secondary market will exist or that if a secondary market does exist, whether it will provide holders with liquidity.

Book-Entry, Delivery and Form.  Unless otherwise indicated in the related prospectus supplement, newly-issued preferred stock will be issued in book-entry form and will be represented by one or more share certificates in registered global form. The global certificates will be held by The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., as nominee of DTC. DTC will maintain the certificates in specified denominations per share through its book-entry facilities.

We may treat the persons in whose names any global certificates are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global certificates, DTC or such nominee will be considered the sole holder of outstanding preferred stock.

A global certificate may not be transferred except as a whole by DTC, its successors or their respective nominees, subject to the provisions restricting transfers of shares contained in the related articles supplementary.

Transfer Agent, Registrar, Dividend Paying Agent and Redemption Agent.  The Bank of New York Mellon Trust Company, N.A., 601 Travis Street, 16th Floor, Houston, Texas 77002, serves as the transfer agent, registrar, dividend paying agent and redemption agent with respect to our MRP Shares and unless otherwise stated in a prospectus supplement is expected to serve in the same capacities for newly-issued preferred stock.

Debt Securities

Under Maryland law and our Charter, we may borrow money, without prior approval of holders of common and preferred stock to the extent permitted by our investment restrictions and the 1940 Act. We may issue debt securities, including additional Senior Notes, or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation the Senior Notes, will rank senior to the preferred stock and the common stock.

General.  As of November 30, 2010, we had eleven series of Senior Notes outstanding with a total principal amount of $620 million. Nine of the series of the Senior Notes have fixed interest rates and two series have floating interest rates. The following Senior Notes have fixed interest rates: Series G Notes—5.645% ($75 million outstanding); Series I Notes—5.847% ($60 million outstanding); Series K Notes—5.991% ($125 million outstanding); Series M Notes—4.560% ($60 million outstanding); Series O—4.21% ($65 million); Series Q Notes—3.23% ($15 million outstanding); Series R Notes—3.73% ($25 million outstanding); Series S Notes—4.40% ($60 million outstanding) and Series T Notes—4.50% ($40 million outstanding). The Series N and Series P Senior Notes are floating rate notes whose interest payments are based on 3-month LIBOR plus 1.85% ($50 million outstanding) and 3-month LIBOR plus 1.60% ($45 million outstanding), respectively. The Senior Notes are subordinated in right of payment to any of our secured indebtedness or other secured obligations to the extent of the value of the assets that secure the indebtedness or obligation. The Senior Notes may be prepaid prior to their maturity at our option, in whole or in part, under certain circumstances and are subject to mandatory prepayment upon an event of default.

Interest.  The fixed rate Senior Notes will bear interest from the date of issuance at a fixed rate equal to 5.645% on the Series G Notes; 5.847% on the Series I Notes; 5.991% on the Series K Notes; 4.560% on the Series M Notes; 4.21% on the Series O Notes; 3.23% on the Series Q Notes, 3.73% on the Series R Notes, 4.40% on the Series S Notes and 4.50% on the Series T Notes. The interest rates payable on the Series N Notes will vary based on 3-month LIBOR plus 1.85% and the interest rates payable on the Series P Notes will vary based on 3-month LIBOR plus 1.60%. Interest on debt securities shall be payable when due. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common stock and preferred stock.

Limitations.  Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 300%. Asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. Under the 1940 Act, we may only issue one class of senior securities representing indebtedness. So long as any Senior Notes are outstanding, additional debt securities must rank on a parity with Senior Notes with respect to the payment of interest and upon the distribution of our assets. We are subject to certain restrictions imposed by guidelines of two rating agencies that issued ratings for the Senior Notes (Moody’s and Fitch for the Series G, I, K, M and N Notes and Fitch for the Series O, P, Q, R, S or T Notes), including restrictions related to asset coverage and portfolio composition. Borrowings also may result in our being subject to covenants in credit agreements that may be more stringent than the restrictions imposed by the 1940 Act. For a description of limitations with respect to our preferred stock, see “Capital Stock—Preferred Stock—Limitations on Distributions.”

Prepayment.  To the extent permitted under the 1940 Act and Maryland law, we may, at our option, prepay the Senior Notes, in whole or in part in the amounts set forth in the purchase agreements relating to such Senior Notes, at any time from time to time, upon advance prior notice. The amount payable in connection with prepayment of the fixed rate notes, which are the Series G, I, K, M, O, Q, R, S and T Notes, is equal to 100% of the amount being repurchased, together with interest accrued thereon to the date of such prepayment and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The amount payable in connection with prepayment of the floating rate notes, which are the Series N and P Notes, is equal to 100% of the amount being repurchased, together with interest accrued thereon to the date of such prepayment and a prepayment premium, if any, and any LIBOR breakage amount, in each case, determined for the prepayment date with respect to such principal amount. In the case of each partial prepayment, the principal amount of a series of Senior Notes to be prepaid shall be allocated among all of such series of Senior Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. If our asset coverage is greater than 300%, but less than 325%, for any five business days within a ten business day period, in certain circumstances, we may prepay all or any part of the Series Q, R, S or T Senior Notes at par plus 2%.

Events of Default and Acceleration of Senior Notes; Remedies.  Any one of the following events will constitute an “event of default” under the terms of the Senior Notes:

•	default in the payment of any interest upon a series of debt securities when it becomes due and payable and the continuance of such default for 5 business days;

•	default in the payment of the principal of, or premium on, a series of debt securities whether at its stated maturity or at a date fixed for prepayment or by declaration or otherwise;

•	default in the performance, or breach, of certain financial covenants, including financial tests incorporated from other agreements evidencing indebtedness pursuant to the terms of the Senior Notes, and covenants concerning the rating of the Senior Notes, timely notification of the holders of the Senior Notes of events of default, the incurrence of secured debt and the payment of dividends and other distributions and the making of redemptions on our capital stock, and continuance of any such default or breach for a period of 30 days; provided, however, in the case of our failure to maintain asset coverage or satisfy the basic maintenance test, such 30-day period will be extended by 10 days if we give the holders of the Senior Notes notice of a prepayment of Senior Notes in an amount necessary to cure such failure;

•	default in the performance, or breach, of any covenant (other than those covenants described above) of ours under the terms of the Senior Notes, and continuance of such default or breach for a period of 30 days after the earlier of (1) a responsible officer obtaining actual knowledge of such default and (2) our receipt of written notice of such default from any holder of such Senior Notes;

•	certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;

•	KAFA or one of its affiliates is no longer our investment adviser;

•	if, on the last business day of each of twenty-four consecutive calendar months, the debt securities have a 1940 Act asset coverage of less than 100%;

•	other defaults with respect to Borrowings in an aggregate principal amount of at least $5 million, including payment defaults and any other default that would cause (or permit the holders of such Borrowings to declare) such Borrowings to be due prior to stated maturity;

•	if our representations and warranties or any representations and warranties of our officers made in connection with transaction relating to the issuance of the Senior Notes prove to have been materially false or incorrect when made; or

•	other certain “events of default” provided with respect to the Senior Notes that are typical for Borrowings of this type.

Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding Senior Notes may declare the principal amount of that series of Senior Notes immediately due and payable upon written notice to us. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically with respect to all series of Senior Notes. At any time after a declaration of acceleration with respect to a series of Senior Notes has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding Senior Notes of that series, by written notice to us, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of Senior Notes, other than the non-payment of the principal of, and interest and certain other premiums relating to, that series of Senior Notes which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

Liquidation Rights.  In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of us, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of ours, then (after any payments with respect to any secured creditor of ours outstanding at such time) and in any such event the holders of our Senior Notes shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all debt securities (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of our Senior Notes, before the holders of any of our common or preferred stock are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares. The holders of our Senior Notes shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of our Senior Notes, which may be payable or deliverable in respect of our Senior Notes in any such case, proceeding, dissolution, liquidation or other winding up event.

Unsecured creditors of ours may include, without limitation, service providers including our Adviser, custodian, administrator, broker-dealers and the trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

A consolidation, reorganization or merger of us with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of us.

Voting Rights.  Our Senior Notes have no voting rights, except to the extent required by law or as otherwise provided in the terms of the Senior Notes relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with any other borrowings (if any), the 1940 Act does in certain circumstances grant to the lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Market.  Our Senior Notes are not listed on an exchange or automated quotation system.

Paying Agent.  The Bank of New York Mellon Trust Company, N.A., 601 Travis Street, 16th Floor, Houston, Texas 77002, shall serve as the paying agent with respect to all of our Senior Notes.

Certain Provisions of the Maryland General Corporation Law and our Charter and Bylaws

The Maryland General Corporation Law and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms. We have not elected to become subject to the Maryland Control Share Acquisition Act.

Classified Board of Directors.  Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The current terms for the first, second and third classes will expire in 2011, 2012 and 2013, respectively. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors.  Our Charter and Bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. As noted above, pursuant to our Charter, our Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal.  Our Charter provides that the number of directors will be set only by the Board of Directors in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our Bylaws are amended, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law or more than fifteen. Our Charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our Charter provides that a director may be removed only for cause, as defined in the Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders.  Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for our Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals. Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Calling of Special Meetings of Stockholders.  Our Bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws.  Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain Charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 80 percent of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors. Our Charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of our Bylaws and to make new Bylaws.

RATING AGENCY GUIDELINES

Rating agencies that assign ratings to our senior securities and preferred stock (each a “Rating Agency” and, collectively, the “Rating Agencies”), impose asset coverage requirements, which may limit our ability to engage in certain types of transactions and may limit our ability to take certain actions without confirming that such action will not impair the ratings.

We may, but are not required to, adopt any modification to the guidelines that may hereafter be established by any rating agency. Failure to adopt any modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency may, at any time, change or withdraw any rating. Our Board of Directors may, without stockholder approval, modify, alter or repeal certain of the definitions and related provisions which have been adopted pursuant to each rating agency’s guidelines (“Rating Agency Guidelines”) only in the event we receive written confirmation from the rating agency or agencies that any amendment, alteration or repeal would not impair the ratings then assigned to the senior securities.

We are required to satisfy two separate asset maintenance requirements with respect to outstanding debt securities and with respect to outstanding preferred stock: (1) we must maintain assets in our portfolio that have a value, discounted in accordance with guidelines set forth by each rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific Rating Agency Guidelines (each a “basic maintenance amount”); and (2) we must satisfy the 1940 Act asset coverage requirements.

Basic Maintenance Amounts.  We must maintain, as of each valuation date on which senior securities are outstanding, eligible assets having an aggregate discounted value at least equal to the basic maintenance amount, which is calculated separately for debt securities and preferred stock for each Rating Agency that is then rating the senior securities and so requires. If we fail to maintain eligible assets having an aggregated discounted value at least equal to the applicable basic maintenance amount as of any valuation date and such failure is not cured, we will be required in certain circumstances to redeem certain of the senior securities.

The applicable basic maintenance amount is defined in the Rating Agency’s Guidelines. The discounted value of our eligible assets is calculated in accordance with the Rating Agency Guidelines. The Rating Agency may amend the definition of basic maintenance amount and the manner of calculating the discounted value of our eligible assets from time to time.

Each Rating Agency’s discount factors, the criteria used to determine whether the assets held in our portfolio are eligible assets, and the guidelines for determining the discounted value of our portfolio holdings for purposes of determining compliance with the applicable basic maintenance amount are based on Rating Agency Guidelines established in connection with rating the senior securities. The discount factor relating to any asset, the applicable basic maintenance amount requirement, the assets eligible for inclusion in the calculation of the discounted value of our portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the applicable Rating Agency, without our approval, or the approval of our Board of Directors or stockholders.

A Rating Agency’s Guidelines will apply to the senior securities or preferred stock only so long as that Rating Agency is rating such securities or preferred stock, respectively. We will pay certain fees to Moody’s, Fitch and any other Rating Agency that we may request to provide a rating for the senior securities or preferred stock.

The ratings assigned to the senior securities or preferred stock are not recommendations to buy, sell or hold the senior securities or preferred stock. Such ratings may be subject to revision or withdrawal by the assigning Rating Agency at any time.

1940 Act Asset Coverage.  Under the purchase agreements governing our Senior Notes, we are required to maintain, with respect to senior securities, as of the last business day on any month in which any senior securities are outstanding, asset coverage of at least 300% for debt securities and 200% for debt securities and preferred stock. If we fail to maintain the applicable 1940 Act asset coverage as of the last business day of any month and either (i) such failure is not cured or (ii) we have not given notice of an optimal redemption of the Senior Notes in an amount sufficient to cure such default as of the last business day of the following month, we will be required to redeem certain senior securities.

If we do not have asset coverage of at least 225% for debt securities and preferred stock as of the last day of any month on which any MRP Shares are outstanding, the Company must redeem certain of the MRP Shares.

Notices.  Under the current Rating Agency Guidelines, in certain circumstances, we are required to deliver to any Rating Agency which is then rating the senior securities (1) a certificate with respect to the calculation of the applicable basic maintenance amount; and (2) a certificate with respect to the calculation of the applicable 1940 Act asset coverage and the value of our portfolio holdings.

Notwithstanding anything herein to the contrary, the Rating Agency Guidelines, as they may be amended from time to time by each Rating Agency will be reflected in a written document and may be amended by each Rating Agency without the vote, consent or approval of us, the Board of Directors or any of our stockholders.

A copy of the current Rating Agency Guidelines will be provided to any holder of senior securities promptly upon request made by such holder by writing to us at 717 Texas Avenue, Suite 3100, Houston, Texas 77002.

OUR STRUCTURE; COMMON STOCK REPURCHASES
AND CHANGE IN OUR STRUCTURE

Closed-End Structure

Closed-end funds differ from open-end management investment companies (commonly referred to as “mutual funds”). Closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the stockholder. In contrast, mutual funds issue securities redeemable at net asset value at the option of the stockholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. Accordingly, closed-end funds have greater flexibility than open-end funds to make certain types of investments, including investments in illiquid securities.

Shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount to their net asset value, but in some cases trade at a premium. See “Market and Net Asset Value Information” for a summary of our trading history. The market price may be affected by net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the shares, stability of distributions, trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of our common stock being greater than, less than or equal to net asset value. The Board of Directors has reviewed our structure in light of our investment objective and policies and has determined that the closed-end structure is in the best interests of our stockholders. However, the Board of Directors may review periodically the trading range and activity of our shares with respect to our net asset value and may take certain actions to seek to reduce or eliminate any such discount (if such discount exists). Such actions may include open market repurchases or tender offers for our common stock at net asset value or our possible conversion to an open-end mutual fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in our common stock trading at a price equal to or close to net asset value per share of our common stock. Based on the determination of the Board of Directors in connection with our initial public offering of our common stock that the closed-end structure is desirable in light of our investment objective and policies and the trading history of our common stock relative to our net asset value since our IPO, it is highly unlikely that the Board would vote to convert us to an open-end investment company.

Repurchase of Common Stock and Tender Offers

In recognition of the possibility that our common stock might trade at a discount to net asset value and that any such discount may not be in the interest of our common stockholders, the Board of Directors, in consultation with our Adviser, from time to time may, but is not required to, review possible actions to reduce any such discount. The Board of Directors also may, but is not required to, consider from time to time open market repurchases of and/or tender offers for our common stock, as well as other potential actions, to seek to reduce any market discount from net asset value that may develop. After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its applicable duties and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Directors in light of the market discount of our common stock, trading volume of our common stock, information presented to the Board of Directors regarding the potential impact of any such share repurchase program or tender offer, general market and economic conditions and applicable law. There can be no assurance that we will in fact effect repurchases of or tender offers for any of our common stock. We may, subject to our investment limitation with respect to Borrowings, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such Borrowings would increase our expenses and reduce our net income.

There can be no assurance that repurchases of our common stock or tender offers, if any, will cause our common stock to trade at a price equal to or in excess of its net asset value. Nevertheless, the possibility that a portion of our outstanding common stock may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. Sellers may be less inclined to accept a significant discount in the sale of their common stock if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their common stock in conjunction with an announced repurchase program or tender offer for our common stock.

Although the Board of Directors believes that repurchases or tender offers generally would have a favorable effect on the market price of our common stock, the acquisition of common stock by us will decrease our total assets and therefore will have the effect of increasing our expense ratio and decreasing the asset coverage with respect to any Leverage Instruments outstanding. Because of the nature of our investment objective, policies and portfolio, particularly our investment in illiquid or otherwise restricted securities, it is possible that repurchases of common stock or tender offers could interfere with our ability to manage our investments in order to seek our investment objective. Further, it is possible that we could experience difficulty in borrowing money or be required to dispose of portfolio securities to consummate repurchases of or tender offers for common stock.

Possible Conversion to Open-End Fund Status

Our Charter provides that any proposal for our conversion from a closed-end company to an open-end company requires the approval of our Board of Directors and the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such proposal is also approved by at least 80 percent of our continuing directors (in addition to the approval by our Board of Directors), such proposal may be approved by a majority of the votes entitled to be cast on the matter. See “Description of Capital Stock” for a discussion of voting requirements applicable to our conversion to an open-end investment company. If we converted to an open-end investment company, we would be required to redeem all preferred stock then outstanding (requiring in turn that we liquidate a portion of our investment portfolio) and our common stock would no longer be listed on the NYSE. Conversion to open-end status could also require us to modify certain investment restrictions and policies. Stockholders of an open-end investment company may require the investment company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. Our Board of Directors may at any time propose our conversion to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

TAX MATTERS

The following discussion of federal income tax matters is based on the advice of our counsel, Paul, Hastings, Janofsky & Walker LLP.

This section and the discussion in our SAI summarize certain U.S. federal income tax consequences of owning our securities for U.S. taxpayers. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. Except as otherwise provided, this summary generally does not describe your situation if you are a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe any state, local or foreign tax consequences. Investors should consult their own tax advisors regarding the tax consequences of investing in us.

Federal Income Taxation of Kayne Anderson MLP Investment Company

We are treated as a corporation for federal income tax purposes. Thus, we are obligated to pay federal income tax on our net taxable income. We are also obligated to pay state income tax on our net taxable income, either because the states follow the federal treatment or because the states separately impose a tax on us. We invest our assets principally in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, we report our allocable share of the MLP’s taxable income, loss, deduction, and credits in computing our taxable income. Based upon our review of the historic results of the type of MLPs in which we invest, we expect that the cash flow received by us with respect to our MLP investments generally will exceed the taxable income allocated to us. There is no assurance that our expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there will be greater tax expense borne by us and less cash available to distribute to stockholders. In addition, we will take into account in our taxable income amounts of gain or loss recognized on the sale of MLP units. Currently, the maximum regular federal income tax rate for a corporation is 35%, but we may be subject to a 20% alternative minimum tax on our alternative minimum taxable income to the extent that the alternative minimum tax exceeds our regular income tax.

Deferred income taxes reflect (1) taxes on unrealized gains/(losses) which are attributable to the difference between the fair market value and tax basis of our investments and (2) the tax benefit of accumulated capital or net operating losses. We will accrue a net deferred tax liability if our future tax liability on our unrealized gains exceeds the tax benefit of our accumulated capital or net operating losses, if any. We will accrue a net deferred tax asset if our future tax liability on our unrealized gains is less than the tax benefit of our accumulated capital or net operating losses or if we have net unrealized losses on our investments.

To the extent we have a net deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically based on the criterion established by the Statement of Financial Standards, Accounting for Income Taxes (ASC 740) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In our assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that capital or net operating loss carryforwards may expire unused.

Recovery of the deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. Unexpected significant decreases in MLP cash distributions or significant further declines in the fair value of our portfolio of investments may change our assessment regarding the recoverability of the deferred tax asset and would likely result in a valuation allowance.

If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on our net asset value and results of operations in the period it is recorded.

Our earnings and profits are calculated using accounting methods that may differ from tax accounting methods used by an entity in which we invest. For instance, to calculate our earnings and profits we will use the straight-line depreciation method rather than the accelerated depreciation method. This treatment may, for example, affect our earnings and profits if an MLP in which we invest calculates its income using the accelerated depreciation method. Our earnings and profits would not be increased solely by the income passed through from the MLP, but we would also have to include in our earnings and profits the amount by which the accelerated depreciation exceeded straight-line depreciation.

Because of the differences in the manner in which earnings and profits and taxable income are calculated, we may make distributions out of earnings and profits, treated as tax dividends, in years in which we have no taxable income.

In addition, in calculating our alternative minimum taxable income, certain percentage depletion deductions and intangible drilling costs may be treated as items of tax preference. Items of tax preference increase alternative minimum taxable income and increase the likelihood that we may be subject to alternative minimum tax.

We have not elected and have no current intention to elect to be treated as a regulated investment company under the Code. The Code generally provides that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income and satisfies certain source of income and asset diversification requirements. The regulated investment company taxation rules have no current application to us or to our stockholders.

Federal Income Taxation of Holders of Our Common Stock

Unlike a holder of a direct interest in MLPs, a stockholder will not include its allocable share of our gross income, gains, losses, deductions, or credits in computing its own taxable income. Our distributions are treated as a tax dividend to the stockholder to the extent of our current or accumulated earnings and profits. If the distribution exceeds our earnings and profits, the distribution will be treated as a return of capital to our common stockholder to the extent of the stockholder’s basis in our common stock, and then as capital gain. Common stockholders will receive a Form 1099 from us (rather than a Schedule K-1 from each MLP if the stockholder had invested directly in the MLPs) and will recognize dividend income only to the extent of our current and accumulated earnings and profits.

Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the MLPs, we anticipate that the distributed cash from an MLP will exceed our share of such MLP’s income. Thus, we anticipate that only a portion of distributions of cash and other income from investments will be treated as dividend income to our common stockholders. As a corporation for tax purposes, our earnings and profits will be calculated using (i) straight-line depreciation rather than accelerated depreciation, and cost rather than a percentage depletion method, and (ii) intangible drilling costs and exploration and development costs are amortized over a five-year and ten-year period, respectively. Because of the differences in the manner in which earnings and profits and taxable income are calculated, we may make distributions out of earnings and profits, treated as dividends, in years in which we have no taxable income.

Our distributions that are treated as dividends generally will be taxable as ordinary income to holders, but (i) are expected to be treated as “qualified dividend income” that is currently subject to reduced rates of federal income taxation for noncorporate stockholders, and (ii) may be eligible for the dividends received deduction available to corporate stockholders, in each case provided that certain holding period requirements are met. Qualified dividend income is currently taxable to noncorporate stockholders at a maximum federal income tax rate of 15% for taxable years beginning on or before December 31, 2012. Thereafter, qualified dividend income will be taxed at ordinary income rates unless further legislative action is taken.

If a distribution exceeds our current and accumulated earnings and profits, such distribution will be treated as a non-taxable adjustment to the basis of the stock to the extent of such basis, and then as capital gain to the extent of the excess distribution. Such gain will be long-term capital gain if the holding period for the stock is more than one year. Individuals are currently subject to a maximum tax rate of 15% on long-term capital gains. This rate is currently scheduled to increase to 20% for tax years beginning after December 31, 2012. Corporations are taxed on capital gains at their ordinary graduated rates.

If a holder of our common stock participates in our automatic dividend reinvestment plan, such stockholder will be taxed upon the amount of distributions as if such amount had been received by the participating stockholder and the participating stockholder reinvested such amount in additional common stock, even though such holder has received no cash distribution from us with which to pay such tax.

Sale of Our Common Stock

The sale of our stock by holders will generally be a taxable transaction for federal income tax purposes. Holders of our stock who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold. If such shares of stock are held as a capital asset at the time of the sale, the gain or loss will be a capital gain or loss, generally taxable as described above. A holder’s ability to deduct capital losses may be limited.

Investment by Tax-Exempt Investors and Regulated Investment Companies

Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on unrelated business taxable income, or UBTI. Because we are a corporation for federal income tax purposes, an owner of our common stock will not report on its federal income tax return any of our items of income, gain, loss and deduction. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership or sale of our common stock unless its ownership of our common stock is debt-financed. In general, common stock would be debt-financed if the tax-exempt owner of common stock incurs debt to acquire common stock or otherwise incurs or maintains a debt that would not have been incurred or maintained if that common stock had not been acquired.

As stated above, an owner of our common stock will not report on its federal income tax return any of our items of gross income, gain, loss and deduction. Instead, the owner will report income with respect to our distributions or gain with respect to the sale of our common stock. Thus, distributions with respect to our common stock will result in income that is qualifying income for a regulated investment company. Furthermore, any gain from the sale or other disposition of our common stock will constitute gain from the sale of stock or securities and will also result in income that is qualifying income for a regulated investment company. Finally, our common stock will constitute qualifying assets to regulated investment companies, which generally must own at least 50% in qualifying assets and not more than 25% in certain non-qualifying assets at the end of each quarter, provided such regulated investment companies do not violate certain percentage ownership limitations with respect to our stock.

Backup Withholding and Information Reporting

Backup withholding of U.S. federal income tax at the current rate of 28% may apply to the distributions on our common stock to be made by us if you fail to timely provide taxpayer identification numbers or if we are so instructed by the Internal Revenue Service, or IRS. Any amounts withheld from a payment to a U.S. holder under the backup withholding rules are allowable as a refund or credit against the holder’s U.S. federal income tax liability, provided that the required information is furnished to the IRS in a timely manner.

Other Taxation

Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. In addition, recently enacted legislation may impose additional U.S. reporting and withholding requirements on certain foreign financial institutions and other foreign entities with respect to distributions on and proceeds from the sale or disposition of our stock. This legislation will generally be effective for payments made on or after January 1, 2013. Foreign stockholders should consult their tax advisors regarding the possible implications of this legislation as well as the other U.S. federal, state, local and foreign tax consequences of an investment in our stock.

Federal Income Tax Treatment of Holders of Our Preferred Stock

Under present law, we are of the opinion that Series A MRP Shares constitute our equity, and thus distributions with respect to Series A MRP Shares (other than distributions in redemption of Series A MRP Shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of our allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Such distributions generally will be taxable as described above under “Federal Income Taxation of Holders of Our Common Stock”.

Sale of Our Preferred Stock

The sale of our preferred stock by holders will generally be taxable as described above under “Federal Income Taxation of Holders of Our Common Stock—Sale of Our Common Stock”. Similarly, a redemption by us (including a redemption resulting from our liquidation), if any, of all our preferred stock actually and constructively held by a stockholder generally will give rise to capital gain or loss under Section 302(b) of the Code if the stockholder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any of our common stock, and provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Code must be satisfied to achieve such treatment, and Holders should consult their own tax advisors regarding such conditions.

Backup Withholding

Backup withholding may apply to distributions on our preferred stock, as described above under “Federal Income Taxation of Holders of Our Common Stock—Backup Withholding”.

Other Taxation

Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. In addition, recently enacted legislation may impose additional U.S. reporting and withholding requirements on certain foreign financial institutions and other foreign entities with respect to distributions on and proceeds from the sale or disposition of our stock. This legislation will generally be effective for payments made on or after January 1, 2013. Foreign stockholders should consult their tax advisors regarding the possible implications of this legislation as well as the other U.S. federal, state, local and foreign tax consequences of an investment in our stock.

State and Local Taxes

Payment and distributions with respect to our common stock and preferred stock also may be subject to state and local taxes.

Tax matters are very complicated, and the federal, state local and foreign tax consequences of an investment in and holding of our common stock and preferred stock will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect them.

Tax Risks

Investing in our securities involves certain tax risks, which are more fully described in the section “Risk Factors—Tax Risks.”

PLAN OF DISTRIBUTION

We may sell our common stock and preferred stock from time to time on an immediate, continuous or delayed basis, in one or more offerings under this prospectus and any related prospectus supplement in any one or more of the following ways (1) directly to one or more purchasers, (2) through agents for the period of their appointment, (3) to underwriters as principals for resale to the public, (4) to dealers as principals for resale to the public, (5) through “at-the-market” transactions or (6) pursuant to our Dividend Reinvestment Plan.

The securities may be sold from time to time in one or more transactions at a fixed price or fixed prices, which may change; at prevailing market prices at the time of sale; prices related to prevailing market prices; at varying prices determined at the time of sale; or at negotiated prices. The securities may be sold for cash and other than for cash, including in exchange transactions for non-control securities, or may be sold for a combination of cash and securities. The prospectus supplement will describe the method of distribution of our securities offered therein.

Each prospectus supplement relating to an offering of our securities will state the terms of the offering, including:

•	the names of any agents, underwriters or dealers;

•	any sales loads, underwriting discounts and commissions or agency fees and other items constituting underwriters’ or agents’ compensation;

•	any discounts, commissions, fees or concessions allowed or reallowed or paid to dealers or agents;

•	the public offering or purchase price of the offered securities and the estimated net proceeds we will receive from the sale; and

•	any securities exchange on which the offered securities may be listed.

Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

Direct Sales

We may sell our common stock and preferred stock directly to, and solicit offers from, purchasers, including institutional investors or others who may be deemed to be underwriters as defined in the Securities Act for any resales of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the internet, to sell offered securities directly. We will describe the terms of any of those sales in a prospectus supplement.

Distribution Through Agents

We may offer and sell our common stock and preferred stock on a continuous basis through agents that we designate. We will name any agent involved in the offer and sale and describe any commissions payable by us in the prospectus supplement. Unless otherwise indicated in the prospectus supplement, the agents will be acting on a best efforts basis for the period of their appointment.

Offers to purchase securities may be solicited directly by the issuer or by agents designated by the issuer from time to time. Any such agent, who may be deemed to be an underwriter as the term is defined in the Securities Act, involved in the offer or sale of the offered securities in respect of which this prospectus is delivered will be named, and any commissions payable by the issuer to such agent set forth, in a prospectus supplement.

Distribution Through Underwriters

We may offer and sell securities from time to time to one or more underwriters who would purchase the securities as principal for resale to the public either on a firm commitment or best efforts basis. If we sell securities to underwriters, we will execute an underwriting agreement with them at the time of the sale and will name them in the prospectus supplement. In connection with these sales, the underwriters may be deemed to have received compensation from us in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of securities for whom they may act as agent. Unless otherwise stated in the prospectus supplement, the underwriters will not be obligated to purchase the securities unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the securities, they will be required to purchase all of the offered securities. In the event of default by any underwriter, in certain circumstances, the purchase commitments may be increased among the non-defaulting underwriters or the Underwriting Agreement may be terminated. The underwriters may sell the offered securities to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Sales of the offered securities by underwriters may be in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The prospectus supplement will describe the method of reoffering by the underwriters. The prospectus supplement will also describe the discounts and commissions to be allowed or paid to the underwriters, if any, all other items constituting underwriting compensation, and the discounts and commissions to be allowed or paid to dealers, if any. If a prospectus supplement so indicates, we may grant the underwriters an option to purchase additional shares of common stock at the public offering price, less the underwriting discounts and commissions, within a specified number of days from the date of the prospectus supplement, to cover any over-allotments.

Distribution Through Dealers

We may offer and sell securities from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered securities to the public at fixed or varying prices to be determined by those dealers at the time of resale. We will set forth the names of the dealers and the terms of the transaction in the prospectus supplement.

Distribution Through Remarketing Firms

One or more dealers, referred to as “remarketing firms,” may also offer or sell the securities, if the prospectus supplement so indicates, in connection with a remarketing arrangement contemplated by the terms of the securities. Remarketing firms will act as principals for their own account or as agents. These remarketing firms will offer or sell the securities in accordance with the terms of the securities. The prospectus supplement will identify any remarketing firm and the terms of its agreement, if any, with us and will describe the remarketing firm’s compensation. Remarketing firms may be deemed to be underwriters in connection with the securities they remarket.

Distribution Through At-the-Market Offerings

We may engage in at-the-market offerings to or through a market maker or into an existing trading market, on an exchange or otherwise, in accordance with Rule 415(a)(4). An at-the-market offering may be through an underwriter or underwriters acting as principal or agent for us.

General Information

Agents, underwriters, or dealers participating in an offering of securities and remarketing firms participating in a remarketing of securities may be deemed to be underwriters, and any discounts and commission received by them and any profit realized by them on resale of the offered securities for whom they may act as agent, may be deemed to be underwriting discounts and commissions under the Securities Act.

We may offer to sell securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices.

If indicated in the applicable prospectus supplement, we may authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which these contracts may be made include: commercial and savings banks, insurance companies, pension funds, educational and charitable institutions and others, but in all cases these institutions must be approved by us. The obligations of any purchaser under any contract will be subject only to those conditions described in the applicable prospectus supplement. The underwriters and the other agents will not have any responsibility for the validity or performance of the contracts. The applicable prospectus supplement will describe the commission payable for solicitation of those contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third parties may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and will be identified in the applicable prospectus supplement (or a post-effective amendment).

We may loan or pledge securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our securities or in connection with a simultaneous offering of other securities offered by this prospectus.

In connection with any offering of the securities in an underwritten transaction, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the securities. Those transactions may include over-allotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

•	An over-allotment in connection with an offering creates a short position in the offered securities for the underwriters’ own account.

•	An underwriter may place a stabilizing bid to purchase an offered security for the purpose of pegging, fixing, or maintaining the price of that security.

•	Underwriters may engage in syndicate covering transactions to cover over-allotments or to stabilize the price of the offered securities by bidding for, and purchasing, the offered securities or any other securities in the open market in order to reduce a short position created in connection with the offering.

•	The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when offered securities originally sold by the syndicate member are purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Any underwriters that are qualified market makers on the NYSE may engage in passive market making transactions in our common stock on the NYSE in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of the common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We will not require underwriters or dealers to make a market in the securities. Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice.

Under agreements entered into with us, underwriters and agents may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act, or to contribution for payments the underwriters or agents may be required to make. The underwriters, agents, and their affiliates may engage in financial or other business transactions with us and our subsidiaries, if any, in the ordinary course of business.

In compliance with the guidelines of FINRA, the maximum commission or discount to be received by any member of FINRA or independent broker-dealer will not be greater than 8% of the initial gross proceeds from the sale of any security being sold.

The aggregate offering price specified on the cover of this prospectus relates to the offering of the securities not yet issued as of the date of this prospectus. The place and time of delivery for the offered securities in respect of which this prospectus is delivered are set forth in the accompanying prospectus supplement.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A prospectus and accompanying prospectus supplement in electronic form may be made available on the websites maintained by the underwriters. The underwriters may agree to allocate our securities for sale to their online brokerage account holders. Such allocations of our securities for internet distributions will be made on the same basis as other allocations. In addition, our securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

Automatic Dividend Reinvestment Plan

We may issue and sell shares of common stock pursuant to our Automatic Dividend Reinvestment Plan.

TRANSFER AGENT AND DIVIDEND-PAYING AGENT

AST, acts as our transfer agent and dividend-paying agent. Please send all correspondence to American Stock Transfer & Trust Company at 6201 15th Avenue, Brooklyn, New York 11219. For its services, AST receives a fixed fee per account. We will reimburse AST for certain out-of-pocket expenses, which may include payments by AST to entities, including affiliated entities, that provide sub-stockholder services, recordkeeping and/or transfer agency services to our beneficial owners. The amount of reimbursements for these services per benefit plan participant fund account per year will not exceed the per account fee payable by us to AST in connection with maintaining common stockholder accounts.

ADMINISTRATOR, CUSTODIAN AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC (“Ultimus”), the Administrator, provides certain administrative services for us, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. The Administrator is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

JPMorgan Chase Bank, N.A. is the custodian of our common stock and other assets. JPMorgan Chase Bank, N.A. is located at 14201 North Dallas Parkway, Second Floor, Dallas, Texas 75254.

Ultimus is also our fund accountant. Ultimus assists in the calculation of our net asset value and maintains and keeps current the accounts, books, records and other documents relating to our financial and portfolio transactions.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Paul, Hastings, Janofsky & Walker LLP, (“Paul Hastings”), Costa Mesa, California. Paul Hastings may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland. If certain legal matters in connection with an offering of securities are passed upon by counsel for the underwriters of such offering, that counsel will be named in the prospectus supplement related to that offering.

TABLE OF CONTENTS OF OUR STATEMENT OF ADDITIONAL INFORMATION

Page

INVESTMENT OBJECTIVE	SAI-1
INVESTMENT POLICIES	SAI-1
OUR INVESTMENTS	SAI-3
MANAGEMENT	SAI-10
CONTROL PERSONS	SAI-17
INVESTMENT ADVISER	SAI-19
CODE OF ETHICS	SAI-19
PROXY VOTING PROCEDURES	SAI-20
PORTFOLIO MANAGER INFORMATION	SAI-21
PORTFOLIO TRANSACTIONS AND BROKERAGE	SAI-22
LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS	SAI-23
TAX MATTERS	SAI-24
PERFORMANCE RELATED AND COMPARATIVE INFORMATION	SAI-25
EXPERTS	SAI-25
OTHER SERVICE PROVIDERS	SAI-26
REGISTRATION STATEMENT	SAI-26
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	F-1

$100,000,000

4.95% Series D Mandatory Redeemable Preferred Shares
Liquidation Preference $25.00 share
Mandatorily Redeemable June 1, 2018

PROSPECTUS SUPPLEMENT

BofA Merrill Lynch

Citi

Wells Fargo Securities

RBC Capital Markets

May 3, 2011